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                                   $4,000,000


                                CREDIT AGREEMENT

                            dated as of May 28, 1997


                                     between


                               V BAND CORPORATION

                                       and


                    NATIONAL BANK OF CANADA, NEW YORK BRANCH






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
                                TABLE OF CONTENTS

This table of contents has been provided for the convenience of the parties and does not constitute part of the Agreement to which it is attached.




ARTICLE 1                 DEFINITIONS...........................................

                  1.1     Defined Terms.........................................
                  1.2     Other Definitional Provisions.........................

ARTICLE 2                 THE CREDIT FACILITY...................................

                  2.1     The Loans.............................................
                  2.2     Maintenance of Account; Procedure for Borrowing
                  2.3     Procedure for Conversion and Continuation.............
                  2.4     Minimum  Amount of  Eurodollar  Loans and  Maximum
                          Number of Interest Periods............................
                  2.5     Termination or Reduction of Commitments...............
                  2.6     Repayment of Loans....................................
                  2.7     Evidence of Indebtedness..............................
                  2.8     Optional and Mandatory Prepayments....................
                  2.9     Interest Rates and Payment Dates......................
                  2.10    The Letters of Credit.................................
                  2.11    Fees..................................................
                  2.12    Computation of Interest and Fees......................
                  2.13    Place and Manner of Payment...........................
                  2.14    Use of Letters of Credit and Loan Proceeds............

ARTICLE 3                 YIELD PROTECTION AND ILLEGALITY; TAXES

                  3.1     Inability to Determine Interest Rate..................
                  3.2     Illegality............................................
                  3.3     Additional Costs; Capital Adequacy....................
                  3.4     Taxes.................................................
                  3.5     Indemnity.............................................

ARTICLE 4                 REPRESENTATIONS AND WARRANTIES........................

                  4.1     Organization, Powers, Compliance......................
                  4.2     Capital Stock, Subsidiaries, Fiscal Year..............
                  4.3     Authorization, Absence of Conflicts...................
                  4.4     Binding Obligations...................................
                  4.5     Financial Condition and Statements....................
                  4.6     Taxes.................................................
                  4.7     Title to Properties...................................
                  4.8     Proceedings...........................................
                  4.9     Labor Disputes; Collective Bargaining Agreements......
                  4.10    Material Agreements and Licenses......................
                  4.11    Intangible Assets.....................................
                  4.12    Condition of Assets...................................
                  4.13    No Defaults, Compliance With Laws.....................
                  4.14    Indebtedness..........................................
                  4.15    Not an Investment Company or Regulated Company........
                  4.16    Use of Proceeds.......................................
                  4.17    Ranking of Loans......................................
                  4.18    Burdensome Provisions.................................
                  4.19    ERISA.................................................
                  4.20    Environmental Matters.................................
                  4.21    Correct Information...................................

ARTICLE 5                 CONDITIONS PRECEDENT..................................

                  5.1     Conditions Precedent to Initial Credit Event..........
                  5.2     Conditions Precedent to Each Credit Event.............

ARTICLE 6                 COVENANTS.............................................

                  6.1     Corporate Existence, Properties.......................
                  6.2     Payment of Indebtedness, Taxes........................
                  6.3     Financial Statements, Reports, etc....................
                  6.4     Notice of Adverse Events and Significant Changes......
                  6.5     Books and Records; Inspection.........................
                  6.6     Insurance.............................................
                  6.7     Compliance with Laws..................................
                  6.8     Environmental Laws....................................
                  6.9     Use of Proceeds.......................................
                  6.10    Indebtedness..........................................
                  6.11    Liens.................................................
                  6.12    Contingent Liabilities................................
                  6.13    Merger and  Consolidation;  Acquisition  and..........
                          Disposition Of Assets.................................
                  6.14    Investments...........................................
                  6.15    Change in Nature of Business..........................
                  6.16    Transactions with Affiliates..........................
                  6.17    Restricted Payments...................................
                  6.18    Management Fees.......................................
                  6.19    Leases................................................
                  6.20    Capital Expenditures..................................
                  6.21    Cash Dominion ........................................
                  6.22    Formation or Acquisition of Subsidiaries..............
                  6.23    Location of Inventory.................................
                  6.24    Change in Fiscal Date or Accounting Practices.........

ARTICLE 7                 FINANCIAL COVENANTS...................................

                  7.1     Financial Covenants...................................
                  7.2     Definitions Relating to Financial Covenants...........

ARTICLE 8                 EVENTS OF DEFAULT.....................................

                  8.1     Events of Default.....................................
                  8.2     Waivers...............................................

ARTICLE 9                 MISCELLANEOUS.........................................

                  9.1     Notice................................................
                  9.2     Expenses, Indemnity...................................
                  9.3     Amendments and Waivers................................
                  9.4     Waivers...............................................
                  9.5     Cumulative Remedies...................................
                  9.6     Survival..............................................
                  9.7     Successors and Assigns................................
                  9.8     Set-off...............................................
                  9.9     Governing Law.........................................
                  9.10    Judicial Proceedings..................................
                  9.11    Waiver of Jury Trial..................................
                  9.12    Further Assurances....................................
                  9.13    Integration Clause....................................
                  9.14    Severability..........................................
                  9.15    Counterparts..........................................
                  9.16    Acknowledgments.......................................


                                    SCHEDULES

                  Schedule I     -  Disclosure Schedule


                                     EXHIBITS

                  Exhibit A      -  Form of Note
                  Exhibit B-1    -  Form of Notice of Borrowing
                  Exhibit B-2    -  Form of Notice of Conversion or Continuation
                  Exhibit C      -  Form of Compliance Certificate

            CREDIT AGREEMENT, dated as of May 28, 1997, by and between V BAND CORPORATION, a New York corporation (the "Borrower") and NATIONAL BANK OF CANADA, NEW YORK BRANCH (the "Bank").


                              W I T N E S S E T H :

            WHEREAS, the Borrower has requested that the Bank extend credit to it in the form of revolving loans and letters of credit as provided below, and the Bank is willing to extend such credit on the terms and subject to the conditions specified below.

            NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS


            1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

            "Account": any right, now existing or hereafter arising, of the Borrower to payment for goods sold or for services rendered which constitutes an account receivable of the Borrower under generally accepted accounting principles.

            "Affiliate": as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 5% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

            "Applicable Percentage": as defined in Section 2.11(f).

            "Audit Fee": as defined in Section 2.11(e).

            "Available Commitment": at any time, the amount, if any, by which at such time (a) the lesser of (x) the Commitment or (y) the Borrowing Base, exceeds (b) the Exposure.

            "Bank":  as defined in the preamble hereto.

            "Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16%) equal to the greater of (a) the NBC Base Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2%. For purposes hereof: "NBC Base Rate" shall mean the rate of interest per annum established by the Bank from time to time as a reference rate for short-term commercial loans in Dollars to U.S. corporate borrowers, as such rate is in effect on such day (which the Borrower acknowledges is not necessarily the Bank's lowest rate); and "Federal Funds Effective Rate" shall mean the overnight cost of funds of the Bank, as determined solely by the Bank. Any change in the Base Rate due to a change in the NBC Base Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the NBC Base Rate or the Federal Funds Effective Rate.

            "Base Rate Loan": at any time, any Loan which bears interest at such time at a rate that is based upon the Base Rate.

            "Borrower": as defined in the preamble hereto.

            "Borrowing Base": an amount equal to the sum of:

                         (i) up to 85% of the aggregate amount of the Eligible Accounts at such time; plus

                         (ii) up to the lesser of (x) 40% of the aggregate value (at the lower cost or market value at such time) of Eligible Inventory or (y) $750,000.

            "Borrowing Base Certificate": as defined in Section 6.3(f).

            "Borrowing Date": any Business Day on which the Bank makes a Loan to the Borrower or issues a Letter of Credit for account of the Borrower.

            "Business": as defined in Section 4.20(a).

            "Business Day": a day (i) other than a Saturday, Sunday, legal holiday or any other day on which commercial banks in New York, New York, are authorized or required by law or by government decree to close and (ii) if such day relates to a Eurodollar Loan, which is also a day on which dealings in eurodollar deposits are carried out between banks in the relevant interbank eurodollar market.

            "Capital Expenditures": for any period, without duplication, the aggregate amount of all expenditures, whether paid in cash or other assets or accrued as a liability (including the aggregate amount of all obligations under Capital Leases incurred during such period) made or to be made by the Borrower during such period to acquire or construct fixed or capital assets, plant and equipment (including any renewals, improvements and replacements thereof and all tooling costs, but excluding repairs), computed in accordance with GAAP.

            "Capital Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

            "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), and any and all warrants or options to purchase any of the foregoing.

            "Cash Collateralize": with respect to any outstanding Letter of Credit, to deposit cash with the Bank in an amount equal to the undrawn amount of such Letter of Credit, as collateral security for the Borrower's obligation to reimburse the Bank for any payment made or to be made by the Bank under or pursuant to such Letter of Credit.

            "Closing Date": the date on which this Agreement shall have been executed by all the parties hereto.

            "Closing Fee": as defined in Section 2.11(a).

            "Code": the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral": (i) all assets of the Borrower and its Domestic Subsidiaries and (ii) all of the issued and outstanding shares of Capital Stock of the Borrower's Subsidiaries pledged to the Bank, which secure the Obligations from time to time, including all assets which constitute "Collateral", as such term is defined in any Security Document.

            "Commercial Letter of Credit": any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by the Borrower or any of its Subsidiaries in the ordinary course of business of the Borrower or such Subsidiary.

            "Commitment":  the  commitment of the Bank to make Loans pursuant to
Section 2.1, and to issue Letters of Credit pursuant to Section 2.10, in the maximum aggregate principal amount of Four Million Dollars ($4,000,000), as the Commitment may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

            "Commitment Fee":  as defined in Section 2.11(b).

            "Commitment Period": the period from and including the date hereof to but excluding the Commitment Termination Date.

            "Commitment Termination Date": May 28, 2000, or such earlier date on which the Commitment shall terminate as provided herein.

            "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414(b) or 414(c) of the Code.

            "Consolidated EBITDA":  as defined in Section 7.2.

            "Consolidated Interest Expense":  as defined in Section 7.2.

            "Consolidated Tangible Net Worth": as defined in Section 7.2.

            "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

            "Contribution Agreement": a Contribution Agreement in form and substance satisfactory to the Bank, pursuant to which the Borrower and its Domestic Subsidiaries shall set forth their respective indemnification and contribution obligations relating to payments made by any of them to the Bank under any Loan Document.

            "Current Ratio":  as defined in Section 7.2.

            "Customary Charges":  as defined in Section 2.11(d).

            "Default": an Event of Default or an event which, with the giving of notice or lapse of time or both, or upon the occurrence of any other contingency, would be an Event of Default.

            "Disclosure Schedule": the Disclosure Schedule attached to this Agreement as Schedule I.

            "Dollars: and "$": dollars in lawful currency of the United States of America.

            "Domestic Subsidiary": any Subsidiary of the Borrower that is organized under the laws of the United States or any state thereof.

            "Effective Date": the date on which all the conditions precedent set forth in Section 5.1 shall have been satisfied or waived.

            "Eligible Account": means an Account of the Borrower in which the Bank has a first and perfected security interest and which meets each of the following requirements:

                    (a) such Account arose from a bona fide outright sale of goods (and not consignments or "sale or return" transactions) or rendering of services by the Borrower and such goods have been shipped or such services rendered to the respective account debtors or their designees;

                    (b) such Account is based on an enforceable order or contract for goods or services and such goods have been delivered or such services rendered in accordance with such order or contract;

                    (c) the amount shown as an Account on the Borrower's books and any invoice or statement delivered to the Bank is owing to the Borrower and no partial payment has been made thereon by anyone;

                    (d) such Account, or any portion thereof which is included in the Borrowing Base, is not subject to any discount, credit, rebate, allowance, set-off, reservation, contra account, claim of reduction, counterclaim, recoupment, or any claim for credit, allowance or adjustment by the account debtor on such Account known to the Borrower because of returned, inferior and damaged goods or unsatisfactory services, or for any other reason, except for customary discounts allowed for prompt payment;

                    (e) such Account is not one as to which Bank has determined, with notice to Borrower, to be ineligible in whole or in part for the following or similar reasons:

                           (1)    payment terms not customary,
                           (2)    credit weakness of the account debtor,
                           (3)    history of slow payments or disputes, or
                           (4) any questions as to the bona fide nature of the account debtor thereon or its undertaking to pay;

                    (f) the Borrower has good, marketable and undisputed title to such Account, free and clear of any Liens, other than Liens in favor of the Bank and Permitted Liens;

                    (g) such Account is unconditionally payable in Dollars and the obligations of the account debtor under such Account (i) are not evidenced by a promissory note or other negotiable instrument (except for any such note or instrument on which the Bank holds a perfected first lien), (ii) are not in dispute and are not subject to any set-off or counter-claim, and (iii) have not been extended or modified in any respect;

                    (h) the account debtor on such Account (i) is not an Affiliate of the Borrower and (ii) is not bankrupt or insolvent or the subject of receivership proceedings, and has not made an assignment for benefit of creditors or a composition with creditors;

                    (i) to the extent such Account is reflected in any Borrowing Base Certificate, the account debtor thereon has not as of the date of such Borrowing Base Certificate returned, or refused to retain, or asserted a right to return or refuse, any of the goods from the sale of which such Account or portion thereof arose;

                    (j) such Account is evidenced by an invoice dated the date that shipment, delivery or performance was made or rendered to the account debtor and (i) such Account is not more than sixty (60) days past due from the original due date thereof and (ii) not more than ninety (90) days have elapsed from the invoice date of such invoice;

                    (k) the amount of such Account, together with the amount of the other Accounts owed by the same account debtor with respect to which not more than 90 days have elapsed from invoice date, constitutes at least fifty percent (50%) of the aggregate amount owing on all Accounts from such account debtor

                    (l) the amount of such Account reported on a Borrowing Base Certificate or a Period-End Recapitulation Report as an Eligible Account excludes as of the date of such Recapitulation (i) all partial or total payments received therefor, (ii) all chargeback billings, all freight items and claims, (iv) all finance charges, late charges or other service charges, (v) any retainages agreed to by the Borrower or asserted by the account debtor thereon, or (vi) reversals of credits previously given to the account debtor thereon;

                    (m) if (i) such Account represents progress or contract billings, then the services or goods to which such billings relate have been rendered or shipped, as the case may be, and (ii) if such Account represents billings under a maintenance contract, then the time period to which such billings relate has ended;

                    (n) such Account does not arise out of a contract with or order from an account debtor which by its terms forbids or makes void or unenforceable the assignment of the Account arising with respect thereto;

                    (o) such Account, and the account debtor thereon, are deemed acceptable to the Bank in good faith and in its sole discretion;

                    (p) if the United States of America, any state, county or municipality, or any agency, department or instrumentality thereof, is the account debtor with respect to such Account, the Borrower shall have duly assigned its rights to payment thereon to the Bank pursuant to the Assignment of Claims Act of 1940, as amended, or any similar state or local statute or regulation; and

                    (q) either (x) the account debtor on such account is a resident of the United States of America or Canada, an entity organized under the law of the United States of America or Canada or any political subdivision thereof, or any office or branch located in the United States of America or Canada of any entity organized under the laws of another country or (y) such Account is backed by a letter of credit in form and issued by a bank satisfactory to the Bank or is credit-insured pursuant to a policy in form and issued by an insurer satisfactory to the Bank.

            "Eligible Inventory": as of any date of determination, all Inventory of the Borrower:

                    (a)    that is then located at the Elmsford Facilities;


                    (b)    which consists of raw materials or finished goods;

                    (c)    which is of merchantable quality and fit for sale;

                    (d)  to  which  the  Borrower  has  good,   marketable   and
                    undisputed title, free and clear of any Liens, other than Liens in favor of the Bank and Permitted Liens;

                    (e) in which the Bank holds a perfected security interest or, in the case of items in transit, which are evidenced by a bill of lading in form satisfactory to the Bank, which bill of lading is in the possession of the Bank; and

                    (f) which the Bank in good faith deems to be Eligible Inventory for purposes of this Agreement;

provided,  however,  that there  shall in any event be  excluded  from  Eligible
Inventory:

                    (1) any goods which are consigned or leased to the Borrower or are, for any reason, not owned by the Borrower;

                    (2) any items which are not then located at the Elmsford Facilities;

                    (3) any items which constitute work in progress;

                    (4) packaging supplies;

                    (5) items which are determined by the Bank, in good faith, to be obsolete or not to be marketable in the ordinary course of business of the Borrower; and

                    (6) items which are determined by the Bank, in good faith, to be so highly customized for a specific Person as not to be readily saleable to anyone else;

                    (7) items which are determined by the Bank, in its sole discretion, to be ineligible for any other reason.

            "Elmsford Facilities": the facilities of the Borrower located at 565 Taxter Road, Elmsford, New York 10523, and 3 Westchester Plaza, Elmsford, New York 10523, respectively.

            "Environmental  Costs":  any and all costs or  expenses  (including, without limitation, attorneys' and consultants' fees, investigation and laboratory fees, response costs, court costs and litigation expenses) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way relating to any violation of, noncompliance with or liability under any Environmental Laws or any orders, requirements, demands, or investigations of any Person related to any Environmental Laws. Environmental Costs include any and all of the foregoing, without regard to whether they arise out of or are related to any past, pending or threatened proceeding of any kind.

            "Environmental Laws": any and all applicable foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or at any time hereafter in effect.

            "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated from time to time thereunder.

            "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

            "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum equal to the rate quoted by the Bank to banks in the New York interbank eurodollar market two Business Days prior to the beginning of such Interest Period for deposits in eurodollars in immediately available funds to be delivered on the first day of such Interest Period in amounts and for durations comparable to the relevant Eurodollar Loan and Interest Period.

            "Eurodollar Loan": at any time, any Loan, which bears interest at such time at a rate which is based upon the Eurodollar Rate.

            "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward, if necessary, to the nearest 1/16%):

                              Eurodollar Base Rate
                    1.00 - Eurocurrency Reserve Requirements

            "Event of Default":  any of the events specified in Section  8.1.

            "Exposure": at any time, the sum of (a) the aggregate principal amount of all Loans outstanding at such time, plus (b) the LC Exposure at such time.

            "Federal Funds Effective Rate": as set forth in the definition of the term "Base Rate".

            "Fee": each of the Closing Fee, the Commitment Fee, the Letter of Credit Fees, the Customary Charges, the Audit Fee, and the Prepayment Fee; and "Fees" means all of the foregoing fees, collectively.

            "Former Plan": any employee benefit plan in respect of which the Borrower or a Commonly Controlled Entity could incur liability because of
Section 4069 or Section 4212(c) of ERISA.

            "GAAP": generally accepted accounting principles in the United States of America in effect from time to time, consistently applied.

            "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Guarantee  Obligation":   of  or  by  any  Person  shall  mean  any
obligation, contingent or otherwise, of such Person, guaranteeing or entered into with the purpose of guaranteeing any Indebtedness of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness, or (c) to maintain working capital, equity or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness, and any other contract which, in economic effect, is substantially equivalent to a guarantee; provided, however, that the term "Guarantee Obligation" shall not include endorsements for collection or deposit of instruments in the ordinary course of business.

            "Hazardous Substances": any and all wastes, materials and substances, whether solid, liquid or gaseous, (i) defined as "hazardous substances" or "toxic substances" in any Environmental Law, (ii) otherwise protected against by any Environmental Law, or (iii) the discharge, spillage, uncontrolled loss, seepage or filtration of which constitutes a violation of any Environmental Law, including, without limitation, radioactive waste, asbestos, asbestos-containing materials, radon gas, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum products and by-products and oil.

            "Indebtedness": of any Person at any date (a) all indebtedness, liabilities and obligations of such Person for borrowed money (including, in the case of the Borrower, indebtedness hereunder), (b) all indebtedness evidenced by notes, bonds, debentures or similar instruments, (c) all obligations of such Person under Capital Leases, (d) all obligations of such Person in respect of acceptances (as defined in Section 3-410 of the UCC) issued or created for the account of such Person, (e) the undrawn amount of all letters of credit issued for the account of such Person (including, in the case of the Borrower, the
Letters of Credit) and (without duplication) all drafts drawn thereunder, (f) all indebtedness of such Person for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (g) all obligations of such Person, contingent or otherwise, under or in respect of any interest rate swap, cap or collar agreement, any currency exchange rate swap agreement, or similar arrangement between such Person and a bank or other financial institution providing for the transfer or mitigation of interest or exchange risks either generally or under specific contingencies, (h) all indebtedness or obligations of the types referred to in the preceding clauses
(a) through (g) above secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof and (i) all Guarantee Obligations of such Person, in each case determined as at such date, without duplication and in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any Partnership in which such Person is a general partner, unless such partnership Indebtedness is without recourse to such general partner. The term "Indebtedness", when used with respect to any Person, shall include all liabilities and obligations of such Person in respect of any of the items specified above, irrespective of whether GAAP requires that such liabilities and obligations be reported as indebtedness on such Person's financial statements or whether such Person actually reports such liabilities and obligations as indebtedness on its financial statements.

            "Indemnitee": as defined in Section 9.2(b).

            "Ineligible Financial Institutions": any banks or other financial institutions, other than (a) the Bank and (b) banks or other financial institutions which have executed and delivered to the Bank letter agreements in form and substance reasonably satisfactory to the Bank, acknowledging the security interest of the Bank in any funds or credit balances maintained by them for the account of the Borrower or any of its Subsidiaries, agreeing to block such accounts and wire all cash balances to the Bank upon demand by the Bank following the occurrence of an Event of Default hereunder, and limiting their set-off rights in a manner satisfactory to the Bank.

            "Intellectual Property Security Agreement": a Security Agreement-Patents, Trademarks and Copyrights, in form and substance satisfactory to the Bank, pursuant to which the Borrower and its Domestic Subsidiaries shall grant to the Bank, as security for the Obligations, a lien on their respective patents, trademarks and copyrights and the related applications and licenses.

            "Interest Coverage Ratio": as defined in Section 7.2.

            "Interest Period": with respect to any Eurodollar Loan, the period commencing on the borrowing or conversion date of such Eurodollar Loan, or on the last day of the immediately preceding Interest Period applicable to such Eurodollar Loan, as the case may be, and ending one, two or three months thereafter, as selected by the Borrower in its notice of borrowing, conversion or continuation, as the case may be, given with respect thereto; provided, however, that:

                    (a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                    (b) no  Interest  Period  may extend  beyond the  Commitment
            Termination Date; and

                    (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the relevant subsequent calendar month) shall end on the last Business Day of the relevant subsequent calendar month.

            "Inventory": with respect to any Person, all goods and other personal property owned by such Person which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Person's business, or in the processing, packaging or shipping of the same, and all finished goods, including all inventory as defined in
Section 9-109(4) of the UCC.

            "Investments":  in any Person means:

                    (i) the purchase or acquisition (whether for cash, property, services or securities or otherwise, and whether structured as an acquisition or as a merger or consolidation or otherwise) of any share of Capital Stock, any bond, note, debenture or other evidence of indebtedness, or any other security, issued by such Person, or of any partnership or other ownership interest in such Person, or any binding obligation or option to make such purchase or acquisition,

                    (ii) any loan,  advance,  or  extension  of credit  to,  any deposit with, and any contribution to the capital of, such Person, and any commitment to make such loan, advance, extension of credit, deposit or contribution to capital,

                    (iii)  any  Guarantee   Obligation,   or  other   contingent
            obligation, with respect to Indebtedness or other liability of such Person, and

                    (iv) any purchase of all or any integral part of the business of such Person or assets comprising such business or part thereof, and any binding obligation or option to make such purchase;

provided, however, that the term "Investment" shall not include (a) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms and other investments in accounts, contract rights and chattel paper arising or acquired in the ordinary course of business or (b) stock or other securities acquired in connection with the satisfaction or enforcement of debts or claims due or owing or as security for any such debts or claims, provided that such debts or claims were not created for the purpose of or with a view to acquiring such stock or other securities.

            "LC Application": as defined in Section 2.10(c).

            "LC Disbursement": any payment or disbursement made by the Bank under or pursuant to a Letter of Credit.

            "LC Exposure": at any time, the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the aggregate amount drawn under Letters of Credit for which the Bank has not been reimbursed by the Borrower.

            "Letter of Credit" and "Letters of Credit": as defined in Section 2.10(a).

            "Letter of Credit Fee": as defined in Section 2.11(c); and "Letter of Credit Fees" means the Letter of Credit Fees payable with respect to all the Letters of Credit issued hereunder from time to time, collectively.

            "Leverage Ratio":  as defined in Section 7.2.

            "Lien": any mortgage, pledge, hypothecation, assignment, security deposit arrangement, encumbrance, lien (whether statutory, consensual or otherwise), charge or other security interest (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

            "Loan" and "Loans": as defined in Section 2.1(a).

            "Loan   Documents":   this  Agreement,   the  Note,  the  Subsidiary
Guarantee,   the  Security  Documents,   the  Contribution  Agreement,   the  LC
Applications and any other instruments or documents relating hereto or thereto.

            "Lockbox": each lockbox established by the Borrower or one of its Subsidiaries with the Bank pursuant to a Lockbox Agreement.

            "Lockbox Agreement": each Lockbox Agreement, in form and substance satisfactory to the Bank, between the Borrower or any of its Subsidiaries and the Bank.

            "Losses": as defined in Section 9.2(b).

            "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, or the Borrower's or any of its Subsidiaries' ability to perform its obligations under this Agreement or any other Loan Document or (b) the validity or enforceability against the Borrower or any of its Subsidiaries of this Agreement or any other Loan Document, or any of the rights or remedies of the Bank hereunder or thereunder.

            "Material Environmental Amount": any amount payable by the Borrower and/or any of its Subsidiaries in respect of or under any Environmental Law for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof, that has a Material Adverse Effect.

            "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

            "NBC Base Rate": as set forth in the definition of the term "Base Rate".

            "Note": as defined in Section 2.7(b).

            "Notice of Borrowing": as defined in Section 2.2(b).

            "Notice  of  Conversion  or  Continuation":  as  defined  in Section
2.3(a).

            "Obligations": all indebtedness and other liabilities and obligations of the Borrower hereunder or under any other Loan Document including, without limitation, (i) the obligation to repay the Loans in full when due, (ii) the obligation to pay interest on the Loans at the rates and on the dates specified herein, (iii) the obligation to pay the Fees in full when due at the rates and on the dates specified herein, (iv) the obligation to reimburse the Bank in full for any payment made by it under a Letter of Credit as provided herein or in the relevant LC Application, (v) the obligation to Cash Collateralize the Letters of Credit as provided herein, (vi) the obligation to indemnify the Bank as provided herein or in any other Loan Document, (vii) the obligation to pay costs and expenses as provided herein or in any other Loan Document, and (viii) the obligation to pay all other amounts specified herein or in any other Loan Document.

            "Operating Account": as defined in Section 2.2(a).

            "Optional Reduction Amount": as defined in Section 2.11(f).

            "Other Taxes": as defined in Section 9.2(a).

            "PBGC":  the  Pension  Benefit  Guaranty   Corporation   established
pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

            "Period End Accounts Receivable and Loan Reconciliation Report" and "Period End Recapitulation Report": the reports on the Bank's standard form that are so designated, as they may be modified from time to time, and any substitute reports, however named.

            "Permitted Liens": the Liens described in clauses (a) through (i) of
Section 6.11.

            "Person": an individual,  partnership,  corporation, business trust,
joint  stock  company,  trust,   unincorporated   association,   joint  venture,
Governmental Authority or other entity of whatever nature.

            "Plan": any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

            "Pledge Agreement": a Pledge Agreement in form and substance satisfactory to the Bank, pursuant to which the Borrower shall pledge to the Bank all of the shares of capital stock of its Domestic Subsidiaries now or at any time hereafter owned by it.

            "Prepayment Fee": as defined in Section 2.11(f).

            "Properly Contested":  as defined in Section 6.2.

            "Properties" as defined in Section 4.20.

            "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

            "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived under Sections .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 4043 or any successor regulation thereto.

            "Requirement of Law": as to any Person, the articles or certificate of incorporation, declaration of trust, partnership agreement and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property or to which such Person or any of its material property is subject.

            "Responsible Officer": the president of the Borrower or, with respect to financial matters (including the delivery of Compliance Certificates pursuant to Section 6.3(d) and Borrowing Base Certificates and other substantiating or supporting documentation regarding the Borrowing Base pursuant to paragraphs (e) through (j) of Section 6.3), the chief financial officer, the treasurer or the controller of the Borrower or, with respect to any certification of incumbency of any officer or any resolutions or other matters of corporate authorization or governance, the secretary of the Borrower.

            "Restricted Payment": with respect to any Person, (i) the declaration or payment by such Person of any dividend (excluding dividends payable solely in Capital Stock of such Person) or any other distribution on any share of the Capital Stock of such Person, (ii) the purchase, redemption or retirement by such Person of any share of any of such Person's Capital Stock,
(iii) any payment by such Person resulting in the reduction of the capital of such Person, (iv) the purchase or acquisition by any Subsidiary of such Person of any share of the Capital Stock of such Person from any other person or entity, and (v) the payment by such Person or any of its Subsidiaries of any amount, including principal and interest, of Subordinated Debt.

            "SEC": the United States Securities and Exchange Commission or any successor thereto.

            "Security Agreement": a Security Agreement in form and substance satisfactory to the Bank, pursuant to which the Borrower and its Domestic Subsidiaries shall grant to the Bank, as security for the Obligations, a blanket lien on all of their respective assets.

            "Security Documents": collectively, the Security Agreement, the Intellectual Property Security Agreement, the Pledge Agreement, and each financing statement or other document executed, filed or recorded in connection therewith; and "Security Document" means each of the foregoing, individually.

            "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

            "Solvent" and "Solvency": with respect to any Person on a particular date, the condition that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

            "Solvency   Certificate":   a  certificate  in  form  and  substance
satisfactory to the Bank, executed by a Responsible Officer of the Borrower.

            "Standby Letter of Credit": any Letter of Credit other than a Commercial Letter of Credit.

            "Subordinated Debt" means all Indebtedness of the Borrower which is subordinated to the Obligations by an instrument in writing satisfactory in form and substance to the Bank.

            "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person; and "wholly-owned Subsidiary" means, as to any Person, a corporation, partnership or other entity all of whose shares of stock or other ownership interests are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person. Unless otherwise indicated, all references to "Subsidiaries" shall be deemed to refer to Subsidiaries of the Borrower.

            "Subsidiary Guarantee": a Subsidiary Guarantee in form and substance satisfactory to the Bank, pursuant to which each of the Borrower's Domestic
Subsidiaries shall irrevocably and unconditionally guarantee to the Bank the payment in full of the Obligations when due.

            "Taxes":  as defined in Section 3.4(a).

            "Type": as to any Loan or portion thereof, its nature as a Base Rate Loan or a Eurodollar Loan.

            "UCC": the Uniform Commercial Code as adopted in New York and from time to time in effect.

            "Underfunding": an excess of the present value of all accumulated benefits under a Plan (based on those assumptions used to fund such Plan), over the aggregate market value of the assets of such Plan allocable to such accumulated benefits, determined in each case as of the most recent annual valuation date.

            1.2     Other Definitional  Provisions.

            (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any other Loan Document or any certificate or other document made or delivered pursuant hereto.

            (b) As used herein, in the other Loan Documents, and in any certificate or other documents made or delivered pursuant hereto or thereto, accounting terms which are not defined in Section 1.1 and accounting terms which are partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

            (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; references to Articles, Sections, Schedules and Exhibits are references to Articles and Sections of, and Schedules and Exhibits to, this Agreement unless otherwise specified; and the words "this Agreement" refer to this Credit Agreement, together with all schedules and exhibits hereto, as amended, restated, modified or supplemented from time to time.

            (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Words of the neuter gender mean and include correlative words of the masculine and feminine gender.

            (e) The Table of Contents and Article, Section, Schedule and Exhibit headings used in this Agreement are for convenience only and shall not affect the construction or meaning of any provisions of this Agreement.

            (f) Except as otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns,
(ii) to any Requirement of Law defined or referred to herein shall be deemed references to such Requirement of Law or any successor Requirement of Law as the same may have been or may be amended or supplemented from time to time, and
(iii) to any Loan Document or other document or agreement defined or referred to herein shall be deemed to refer to such Loan Document or other document or agreement (and, in the case of any Note or any other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

            (g) Unless otherwise specified, all references to times of day shall be to New York, New York times.

            (h) Unless otherwise specified, the term "including", whenever used in this Agreement or any other Loan Document, shall be deemed to mean "including without limitation".

            (i) Each authorization in favor of the Bank granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.


                                    ARTICLE 2
                               THE CREDIT FACILITY


            2.1     The Loans. Loans

            (a) Subject to the terms and conditions of this Agreement, the Bank agrees to make revolving credit loans (each, a "Loan" and, collectively, the "Loans") to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding which, together with the LC Exposure, will not exceed in the aggregate the lesser of (i) the Commitment or (ii) the Borrowing Base then in effect.

            (b) Subject to the terms and conditions of this Agreement, during the Commitment Period the Borrower may borrow from the Bank pursuant to this
Article 2, convert  pursuant to Section 2.3, repay or prepay pursuant to Section
2.8 (subject to the  provisions  of Section  3.5) and reborrow  pursuant to this
Article 2 up to the amount specified in Section 2.1(a) by means of Base Rate Loans or Eurodollar Loans; provided that no Loan shall be made hereunder as a Eurodollar Loan after the day that is one month prior to the Commitment Termination Date.

            2.2     Maintenance of Account; Procedure for Borrowing.

            (a) To facilitate the administration of this Agreement, the Borrower shall establish a non-interest bearing deposit account (the "Operating Account") with the Bank on or before the Closing Date and shall use and maintain such account so long as the Commitment is in effect or any Letter of Credit is outstanding and until the payment in full of the Obligations.

            (b) The Borrower may borrow under the Commitment during the Commitment Period on any Business Day, provided that the Borrower shall give the Bank irrevocable notice (which notice must be received by the Bank (i) prior to 11:00 a.m. on the requested Borrowing Date with respect to Base Rate Loans, and
(ii) prior to 11.00 a.m. three Business Days prior to the requested Borrowing Date with respect to Eurodollar Loans), which notice shall be substantially in the form of Exhibit B-1 and shall be duly completed by the Borrower (each, a "Notice of Borrowing"). Each Eurodollar Loan shall be in an amount equal to $500,000 or any greater amount that is a whole multiple of $100,000 and each Base Rate Loan shall be in an amount equal to $25,000 or any whole multiple thereof (or, if the Commitment on the requested Borrowing Date is less than $25,000, such lesser amount). If the Type of the requested Loans is not specified in a Notice of Borrowing, then such Loans shall be made as Base Rate Loans. If no Interest Period is specified with respect to any requested Eurodollar Loans in a Notice of Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Bank will make the amount of each Loan available to the Borrower by crediting such amount to the Borrower's Operating Account.

            (c) Notwithstanding the provisions of paragraph (b) above but subject to all other terms and conditions of this Agreement, the Bank will make Loans from time to time, to the extent of the then Available Commitment, to cover checks written on the Borrower's Operating Account. Loans made by the Bank pursuant to this paragraph (c) shall be made only as Base Rate Loans and may be made in amounts that are less than $25,000 or a whole multiple thereof, but the obligation of the Bank to make such Loans shall be subject to all other terms and conditions of this Agreement, including satisfaction of the conditions precedent set forth in Sections 5.1 and 5.3 (other than the requirement for delivery of a Notice of Borrowing). Each presentment to the Bank of a check written on the Borrower's Operating Account when insufficient collected funds exist therein to cover such check shall constitute a request by the Borrower for a Loan hereunder.

            2.3     Procedure for Conversion and Continuation.

            (a) The Borrower may elect from time to time to convert outstanding Loans from one Type to another by giving the Bank irrevocable written notice of such election (i) at least one Business Day prior to the proposed conversion date, in the case of conversion of Eurodollar Loans into Base Rate Loans and
(ii) at least three Business Days prior to the proposed conversion date, in the case of conversion of Base Rate Loans into Eurodollar Loans, which notice shall be substantially in the form of Exhibit B-2 and shall be duly completed by the Borrower (each, a "Notice of Conversion or Continuation"); provided, however, that any conversion of Eurodollar Loans into Base Rate Loans may only be made on the last day of an Interest Period with respect thereto. Any such notice of conversion to a Eurodollar Loan shall specify the length of the initial Interest Period therefor. If such notice fails to specify the length of the initial Interest Period therefor, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. All or any part of any outstanding Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Bank has notified the Borrower that such conversion option is no longer available and (ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Commitment Termination Date.

            (b) Any Eurodollar Loan may be continued by the Borrower as such upon the expiration of the then current Interest Period with respect thereto by giving a Notice of Conversion or Continuation to the Bank, specifying the length of the next Interest Period to be applicable to such Loans, determined in accordance with the applicable provisions of the definition of the term "Interest Period" set forth in Section 1.1; provided, however, that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Bank has notified the Borrower that such continuation option is no longer available or (ii) after the date that is one month prior to the Commitment Termination Date; and provided further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso, such Eurodollar Loan shall be automatically converted to a Base Rate Loan on the last day of the then expiring Interest Period.

            2.4     Minimum Amount of Eurodollar Loans and
                    Maximum Number of Interest Periods.

            All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and shall be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of each Eurodollar Loan shall be equal to or greater than $500,000 and shall be a whole multiple of $100,000 and there shall not be more than four (4) Interest Periods in effect at any one time.

             2.5    Termination or Reduction of Commitments.

            (a) The Borrower shall have the right, upon not less than five (5) Business Days' notice to the Bank, to either terminate the Commitment or, from time to time, to reduce the amount of the unused Commitment. Any such partial reduction shall be in an aggregate amount equal to $500,000 or any greater amount that is a whole multiple of $100,000 and shall reduce permanently the relevant Commitment then in effect. Any such termination of the Commitment shall be accompanied by prepayment in full of any Loans then outstanding and an amount sufficient to Cash Collateralize any Letters of Credit then outstanding. Any termination or reduction of the Commitment shall also be accompanied by payment in full of any Prepayment Fee applicable thereto.

            (b) Interest accrued on the amount of any prepayment relating to a termination of the Commitment pursuant hereto and any unpaid Commitment Fees accrued hereunder with respect to the Commitment or the portion thereof that is being reduced shall be paid by the Borrower on the date of such termination or reduction. Prepayments made pursuant to this Section 2.5 shall be accompanied by amounts payable pursuant to Section 3.5, if any, that are attributable to such prepayments.

            2.6     Repayment of Loans.

            The Borrower hereby unconditionally promises to repay to the Bank in full on the Commitment Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 8.1) the aggregate principal amount of all Loans that are then outstanding.

            2.7     Evidence of Indebtedness.

            (a) The Bank shall maintain in accordance with its normal practice an account or accounts evidencing Indebtedness of the Borrower to the Bank hereunder. The entries made by the Bank in such account or accounts shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded, provided, however, that the failure of the Bank to maintain any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Loans, and to pay all interest accrued thereon, in accordance with the terms of this Agreement.

            (b) The Borrower shall execute and deliver to the Bank a promissory note substantially in the form of Exhibit A (the "Note") to evidence the Loans.

            2.8     Optional and Mandatory Prepayments.

            (a) The Borrower may prepay the Loans at any time, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable notice to the Bank, specifying the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest on the amount prepaid and any amounts payable pursuant to Section 3.5. Optional partial prepayments shall be in an aggregate principal amount equal to $100,000 or any whole multiple thereof.

            (b) All collected funds credited from time to time to any account of the Borrower with the Bank shall be applied, upon collection, to the payment or prepayment of the principal amount of and any interest then due on any Loans then outstanding, and the Borrower hereby authorizes and instructs the Bank to debit any of its accounts with the Bank for the amount of any such payment or prepayment. The Bank shall give credit for all collections (x) for purposes of calculating interest due hereunder, two (2) Business Days after the receipt and deposit thereof and (y) for all other purposes, in accordance with its internal policies and procedures.

            (c) If the Exposure exceeds the lesser of (i) the Commitment or (ii) the Borrowing Base at any time, the Borrower shall immediately prepay any outstanding Loans and, after prepayment in full thereof, Cash Collateralize any outstanding Letters of Credit, to the extent necessary to eliminate such excess. Any prepayment hereunder shall be accompanied by accrued interest on the amount prepaid and any amounts payable pursuant to Section 3.5.

            (d) Any prepayment under this Section 2.8 shall be applied, first, to outstanding Base Rate Loans and Eurodollar Loans with Interest Periods ending on the day of such prepayment, if any, and thereafter to any other Eurodollar Loans then outstanding; provided, however, that so long as no Event of Default shall have occurred and be continuing, the Bank shall not apply collected funds to the prepayment of outstanding Eurodollar Loans pursuant to Section 2.8(b) if such prepayment would cause the Borrower to incur liability to the Bank under
Section 3.5. Any such prepayment shall be applied first to interest then due and then to principal.

            2.9     Interest Rates and Payment Dates.

            (a) Each Base Rate Loan shall bear interest for each day it is outstanding at a rate per annum equal to the Base Rate in effect on such day, plus 1/4%.

            (b) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate applicable to such Interest Period, plus 2-1/4%.

            (c) After the occurrence of an Event of Default and the expiration of any applicable grace periods specified in Article 8, interest shall accrue (after as well as before judgment) (i) with respect to the principal of each Loan, at a rate per annum equal to two percent (2%) above the rate otherwise applicable thereto pursuant to Section 2.9(a) or (b), (ii) with respect to any other Obligations which prior to default bear interest hereunder at a specified rate, at a rate per annum equal to two percent (2%) above such specified rate, and (iii) with respect to any other amounts (including overdue payments of interest and fees) at a rate per annum equal to the Base Rate plus 2 1/4%.

            (d) Interest on each Loan (irrespective of Type) shall be payable monthly in arrears on the first Business Day of each calendar month, commencing with July 1, 1997, on the date on which such Loan is repaid, prepaid or converted and, if such Loan is a Eurodollar Loan and the Interest Period applicable thereto ends on a day that is not the first Business Day of a calendar month, also on the last day of such Interest Period; provided that interest accruing pursuant to paragraph (c) of this Section 2.9 shall be payable from time to time on demand.

            (e) It is the intention of the parties hereto to comply strictly with applicable usury laws; accordingly, it is stipulated and agreed that the aggregate of all amounts which constitute interest under applicable usury laws, whether contracted for, charged, taken, reserved, or received, in connection with the Indebtedness evidenced by this Agreement or any other Loan Document shall never exceed under any circumstance whatsoever the maximum amount of interest allowed by applicable usury laws.

            2.10    The Letters of Credit.

            (a) Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, the Bank agrees, at any time and from time to time on or after the Effective Date until the earlier of (i) the tenth Business Day preceding the Commitment Termination Date and (ii) the termination of the Commitment in accordance with the terms hereof, to issue letters of credit (each, a "Letter of Credit" and collectively, the "Letters of Credit") for account of the Borrower; provided, however, that no Letter of Credit shall be issued if, after giving effect thereto:

            (x) the LC Exposure would exceed Seven Hundred Fifty Thousand Dollars ($750,000); or

            (y) the Exposure  would exceed the lesser of (1) the  Commitment  or
            (2) the Borrowing Base then in effect.

            (b) Each Letter of Credit (i) shall be in form satisfactory to the Bank, (ii) shall permit drawings upon the presentation of such documents as shall be specified by the Borrower in the LC Application delivered pursuant to paragraph (c) of this Section 2.10, and (iii) shall by its terms expire no later than the earlier to occur of (x) 360 days after the issuance thereof or (y) the last Business Day prior to the Commitment Termination Date. Any Letter of Credit may provide for the renewal thereof for additional periods of up to 360 days (which shall in no event extend beyond the Commitment Termination Date). Each Letter of Credit shall by its terms provide for payment of drawings in Dollars at sight.

            (c) The Borrower shall request the issuance of a Letter of Credit by submitting to the Bank a properly completed and duly executed counterpart of the Bank's standard letter of credit application (an "LC Application") no later than 11:00 a.m., one Business Day (or such shorter period as shall be acceptable to the Bank) prior to the proposed issuance of the requested Letter of Credit. Each LC Application shall refer to this Agreement, shall specify (i) the date on which such Letter of Credit is to be issued (which shall be a Business Day) and the face amount of such Letter of Credit, (ii) the name and address of the beneficiary of such Letter of Credit, (iii) whether such Letter of Credit shall permit a single drawing or multiple drawings, (iv) the form of the documents required to be presented at the time of any drawing (together with the exact wording of such documents or copies thereof), and (v) the expiry date of such Letter of Credit (which shall conform to the provisions of paragraph (b) of this Section 2.10), and shall be accompanied by such certificates, documents, and other papers and information as the Bank may reasonably request. The Borrower hereby agrees to observe and perform all of its covenants, duties and obligations under each LC Application. In the event of any inconsistency between the terms of this Agreement and the terms of an LC Application, this Agreement shall prevail.

            (d) The Borrower hereby agrees to reimburse the Bank for any amount paid by the Bank under any Letter of Credit no later than 1:00 p.m. on the date on which the Bank makes such payment. So long as no Event of Default shall have occurred and be continuing and the Borrower has the necessary availability hereunder, it may reimburse the Bank for any payments made by it under Letters of Credit with the proceeds of Loans. Failure to reimburse the Bank for any payment made by it under a Letter of Credit by 1:00 p.m. on the date on which the Bank makes such payment shall constitute a borrowing notice by the Borrower under Section 2.3 for a Loan in the principal amount equal to the amount of such payment by the Bank, to be made on the date on which the Borrower is obligated to reimburse the Bank for such payment pursuant to this Section 2.10(d). Subject to this Section 2.10, the Borrower's obligation to reimburse the Bank in accordance with the terms hereof for all payments made by the Bank under each Letter of Credit and to pay interest on the unpaid amount of each such reimbursement obligation shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be terminated for any reason whatsoever.

            (e) In the event that the Borrower does not reimburse the Bank as provided in paragraph (d) of this Section 2.10 for any payment made by the Bank under a Letter of Credit, the outstanding amount of such reimbursement obligation shall bear interest from the date when due pursuant to said paragraph
(d) until paid in full at a rate per annum equal to the Base Rate in effect from time to time plus two and one-quarter percent (2-1/4%).

            (f) The Bank shall examine documents delivered under each Letter of Credit so as to ascertain that said documents on their face appear to comply with the terms of such Letter of Credit, but the Bank shall have no liability or responsibility (i) for the genuineness or authenticity of any document which appears on such examination to be regular on its face; (ii) for honoring a draft or demand for payment after notification from the Borrower of fraud, forgery or other defect not apparent on the face of the documents; (iii) for the ultimate correctness of the Bank's decision regarding documentary compliance where its decision is based on its examination of the documents pursuant to its normal examination procedures or in a manner not unreasonable or where the Bank's decision is based on its exercise of judgment and that judgment is not unreasonable. The Borrower hereby waives any right it may have to bring any action against the Bank based on fraud, forgery or other defects (which are not the result of the Bank's gross negligence or wilful misconduct, as finally determined by a court of competent jurisdiction) not apparent on the face of the documents presented under any Letter of Credit; provided, however, that nothing herein contained shall prohibit the Borrower from bringing an action to enjoin the Bank from making a payment under a Letter of Credit. For the purpose of determining whether the Bank has met its obligations to the Borrower to examine documents delivered under each Letter of Credit, documents which substantially or otherwise reasonably comply with the terms of the relevant Letter of Credit may be accepted, and the tests of literal or strict construction as regards acceptability of documents shall not be applied in any dispute which may develop between the Bank and the Borrower.

            (g) The Borrower hereby agrees that: (i) the Bank may accept or pay, as complying with the terms of a Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by a trustee in bankruptcy, debtor in possession, assignee for benefit of creditors, liquidator, receiver, successor or other legal representative of the party who is authorized under such Letter of Credit to draw or issue any drafts or other documents; and (ii) to the extent not inconsistent with the express terms of the relevant Letter of Credit, the Bank and any of its correspondents may, without limiting any other provisions of this Agreement, accept documents of any character which comply with the provisions, definitions, interpretations and practices contained in The Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (the "UCP"), and accept or pay any draft dated on or before the expiration of any time limit expressed in such Letter of Credit, regardless of when drawn and when or whether negotiated, provided the other required documents are dated prior to the expiration date of such Letter of Credit.

            (h) The Borrower's obligation to reimburse the Bank in full for each payment made by the Bank under a Letter of Credit in compliance with the terms of such Letter of Credit, this Agreement and the relevant LC Application is absolute and unconditional, under all circumstances whatsoever, and shall not be affected by:

                    (1) any  invalidity  or  unenforceability  of any  Letter of
            Credit, LC Application, this Agreement, any Note or any other Loan Document; or

                    (2) any  amendment or waiver of, or any consent to departure from, this Agreement, any LC Application, any Note or any other Loan Document; or

                    (3) the failure by the Bank to make any Loan hereunder; or

                    (4) any  exchange  or  release of any  collateral  or of any security interest therein, any failure to perfect a security interest in any collateral, or any release of any guarantor; or

                    (5) the  existence of any claim,  set-off,  defense or other right which the Borrower may have at any time against any beneficiary of any Letter of Credit, or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; or

                    (6)  any   statement  or  any  other   document   (including
            insurance), or endorsement thereof, presented under any Letter of Credit proving to be forged, fraudulent, invalid or uncollectible in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; or

                    (7) any  irregularity  in the  transactions  with respect to which any Letter of Credit is issued, including, without limitation, any fraud by any beneficiary thereunder; or

                    (8) any breach of contract  between the Bank or the Borrower and any beneficiary under a Letter of Credit or any other Person; or

                    (9)   consequences   of   compliance   with  laws,   orders,
            regulations or customs in effect in places of negotiation or payment of drafts drawn under any Letter of Credit; or

                    (10) failure of drafts to bear reference or adequate reference to any Letter of Credit, or failure of documents to accompany drafts at negotiation, or failure of any Person to surrender or take up any Letter of Credit, or failure of any Person to note the amount of any draft presented under any Letter of Credit or forward documents apart from drafts as may be required by the terms of any Letter of Credit (each of which requirements the Borrower hereby waives, to the extent permitted under the UCP, even if included in any Letter of Credit); or

                    (11) errors, omissions, interruptions or delays in transmission or delivery of any messages, however sent and whether plain or in code or cipher, or errors in translation or in interpretation of technical or other terms; or

                    (12) without limiting the foregoing, any act or omission not done or omitted in bad faith or as a result of the Bank's gross negligence (in each case, as finally determined by a court of competent jurisdiction).

            (i) In case of any variation between the documents called for by any Letter of Credit or any Borrower's instructions and documents accepted by the Bank, the Borrower shall be conclusively deemed to have waived any right to object to such variation with respect to any action of the Bank relating to such documents, and to have ratified and approved such action as having been taken at the Borrower's direction, unless promptly following receipt of such documents or acquisition of knowledge of such variation the Borrower files an objection with the Bank in writing.

            (j) The Borrower hereby agrees to indemnify and hold harmless the Bank from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Bank may incur (or which may be claimed against the Bank by any Person whatsoever) by reason of or in connection with the issuance of, or payment or failure to pay under, any Letter of Credit in compliance with the terms of such Letter of Credit, this Agreement and the relevant LC Application; provided, however, that the Borrower shall not be required to indemnify the Bank for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct or gross negligence of the Bank (as finally determined by a court of competent jurisdiction). Nothing in this paragraph (j) is intended to limit the Borrower's reimbursement obligations under Section 2.10(d).

            2.11    Fees.

            (a) The Borrower shall pay to the Bank on the Closing Date, as consideration for the Bank's execution and delivery of this Agreement, a closing fee in the amount of $20,000 (the "Closing Fee"), which shall be deemed earned when paid and shall be non-refundable. The Bank hereby acknowledges that it has previously received a portion of the Closing Fee in the amount of $10,000.

            (b) The Borrower shall pay to the Bank a commitment fee (the "Commitment Fee") calculated at the rate of one-half of one percent (1/2%) per annum on the average daily unused amount of the Commitment from the Closing Date through the date on which the Commitment is terminated. The accrued Commitment Fee shall be paid on the first Business Day of each month, starting with July 1, 1997, and on the date on which the Commitment is terminated.

            (c) The Borrower shall pay to the Bank in respect of each Standby Letter of Credit a letter of credit fee (the "Letter of Credit Fee") for the period from the issuance of such Standby Letter of Credit through its expiration date, calculated at the rate of two and one quarter of one percent (2-1/4%) per annum on the face amount of such Standby Letter of Credit (taking into account, in calculating such fee, any scheduled reductions in said face amount). The Letter of Credit Fees payable with respect to each month shall be paid on the first Business Day of the immediately succeeding month.

            (d) The Borrower shall pay to the Bank, in respect of each Standby Letter of Credit and Commercial Letter of Credit, the customary administration, issuance, amendment, transfer, drawing and negotiation fees and charges (the "Customary Charges") charged by the Bank from time to time in connection with letters of credit. The Customary Charges shall be paid by the Borrower promptly upon request therefor by the Bank.

            (e) The Borrower  shall pay to the Bank  promptly  upon demand,  for each field examination or audit conducted by the Bank or any of its representatives or agents with respect to the Borrower, its books and records or the Collateral, (i) an audit fee (the "Audit Fee"), exclusive of expenses, in the amount of $500 per day per auditor for each such field examination or audit and (ii) all expenses relating to such field examination or audit for which the Borrower is responsible pursuant to Section 9.2.

            (f) In the event that the Borrower reduces or terminates the Commitment pursuant to Section 2.5(a), refinances the credit facilities provided hereunder, or voluntarily terminates this Agreement, at any time prior to the Commitment Termination Date (the amount of any such reduction or termination (which in the case of a refinancing of the credit facilities provided hereunder or voluntary termination of this Agreement shall be equal to the full amount of the Commitment then in effect) herein called an "Optional Reduction Amount"), the Borrower shall pay to the Bank on the date on which such reduction, refinancing or termination becomes effective a fee (the "Prepayment Fee") equal to the Applicable Percentage of the Optional Reduction Amount. For purposes of this Section, the term "Applicable Percentage" means (i) 3% with respect to any optional reduction, refinancing or termination which becomes effective prior to May 28, 1998, (ii) 2% with respect to any optional reduction, refinancing or termination which becomes effective after May 28, 1998 but before May 28, 1999, and (iii) 1% with respect to any optional reduction, refinancing or termination which becomes effective after May 28, 1999.

            2.12    Computation of Interest and Fees.

            (a) Interest and Fees shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Any change in the interest rate on a Loan resulting from a change in the NBC Base Rate or the Federal Funds Rate shall become effective as of the opening of business on the day on which such change becomes effective. The Bank shall notify the Borrower as soon as practicable of the effective date and the amount of each such change in interest rate.

            (b) Each determination of an interest rate by the Bank pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower in the absence of manifest error.

            2.13    Place and Manner of Payment

            (a) All payments of principal, interest, fees and other amounts hereunder and under the other Loan Documents shall be made in Dollars and in immediately available funds at the office of the Bank at 125 W. 55th Street, New York, New York 10019 (or at such other office as the Bank may designate from time to time by a prior notice in writing to the Borrower) no later than 1:00 p.m. on the date when due. The Bank is hereby authorized (but not required) to debit the Borrower's deposit accounts with the Bank for any amount owing to the Bank hereunder or under any other Loan Document (including any amount owing to the Bank in respect of principal, interest or fees). The rights of the Bank under this Section 2.13 are in addition to and not in lieu of the rights of set-off under Section 9.8 and under applicable law.

            (b) If any amount payable hereunder or under any other Loan Document shall be due on a day which is not a Business Day, the maturity thereof shall be extended to the immediately succeeding Business Day and interest thereon shall accrue during the period of such extension (i) in the case of amounts payable in respect of principal, at the rate provided in this Agreement for the relevant Loan and (ii) in the case of all other amounts, at a rate per annum equal to the Base Rate then in effect plus one quarter of one percent (1/4%).

            2.14    Use of Letters of Credit and Loan Proceeds.

            The Borrower shall use (a) the proceeds of the Loans solely to finance its working capital needs and the working capital needs of its Domestic Subsidiaries and to repay its outstanding Indebtedness to Mr. Thomas E. Feil not exceeding $210,000 in the aggregate (including unpaid principal and accrued interest and fees, if any), (b) the Commercial Letters of Credit solely to provide for payments in connection with the purchase of materials, goods or services by it or its Domestic Subsidiaries in the ordinary course of business, and (c) the Standby Letters of Credit solely to support its or its Domestic Subsidiaries' workers' compensation liabilities, obligations to insurers, obligations under leases and other payment, performance, deposit or surety obligations incurred in the ordinary course of business; provided, however, that
(i) the Borrower shall in no event use any Letters of Credit or the proceeds of any Loans to finance or support any offices, plants or other facilities of the Borrower or any of its Subsidiaries located outside the United States and (ii) the Borrower may use the Letters of Credit and the proceeds of the Loans to finance the acquisition, manufacturing and assembly of Inventory of the Borrower or any of its Domestic Subsidiaries intended for sale outside the United States having a fair market value which does not exceed $1,000,000 in the aggregate at any one time.


                                    ARTICLE 3
                     YIELD PROTECTION AND ILLEGALITY; TAXES.

            3.1     Inability to Determine Interest Rate.

            If prior to the first day of any Interest Period:

                    (a) the Bank  shall  have  determined  (which  determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                    (b) the Bank shall have  determined that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to the Bank of making or maintaining its Loans during such Interest Period as Eurodollar Loans, the Bank shall give telecopy or telephonic notice thereof to the Borrower as soon as practicable thereafter. If such notice is given, any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans. Until such notice has been withdrawn by the Bank, no further Eurodollar Loans shall be made, nor shall the Borrower have the right to request any Eurodollar Loans.

            3.2     Illegality.

            Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the date hereof shall make it unlawful for the Bank to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the Bank shall promptly give written notice of such circumstances to the Borrower (which notice shall be withdrawn whenever such circumstances no longer exist),
(b) the obligation of the Bank hereunder to make any Eurodollar Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for the Bank to make and maintain Eurodollar Loans, the Bank shall have no obligation to make or maintain Eurodollar Loans, and (c) any Eurodollar Loans then outstanding shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to the Bank such amounts, if any, as may be required pursuant to Section 3.5.

            3.3     Additional Costs; Capital Adequacy.

            (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to the Bank, or compliance by the Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the date hereof:

            (i) shall subject the Bank to any tax of any kind whatsoever with respect to any Letter of Credit, any Eurodollar Loan, or its obligation to issue Letters of Credit or make Eurodollar Loans, or change the basis of taxation of payments to the Bank in respect thereof (except for Taxes covered by Section 3.4 and changes in taxes measured by or imposed upon the overall net income, or franchise taxes (imposed in lieu of such net income tax), of the Bank or its applicable lending office, branch, or any affiliate thereof);

            (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans, letters of credit or other extensions of credit by, or any other acquisition of funds by, any office of the Bank, which requirement is not otherwise included in the determination of the Eurodollar Rate hereunder; or

            (iii)  shall impose on the Bank any other condition;

and the result of any of the foregoing is to increase the cost to the Bank of issuing or maintaining Letters of Credit or of making or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof or of its Commitment hereunder, then from time to time, within 2 Business Days after submission by the Bank to the Borrower of a written request therefor, the Borrower shall pay to the Bank (i) any additional amounts necessary to compensate the Bank for such increased cost or reduced amount receivable attributable to its issuance or maintenance of any Letters of Credit or its making or maintaining any Eurodollar Loans, and such additional amount or amounts as will compensate the Bank for such increased cost or reduced amounts receivable attributable to this Agreement, the Bank's obligation to issue or maintain Letters of Credit, the Bank's Commitment and the credit facilities provided hereunder; provided that, in any such case, if the compensation required to be provided by it hereunder relates to Eurodollar Loans, the Borrower may elect to convert the Eurodollar Loans to Base Rate Loans by giving the Bank at least one Business Day's notice of such election, in which case the Borrower shall promptly pay to the Bank upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.5. If the Bank becomes entitled to claim any additional amounts pursuant to this Section 3.3, it shall provide prompt notice thereof to the Borrower. Such notice as to any additional amounts payable pursuant to this Section 3.3 submitted by the Bank to the Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the other Loan Documents and the payment in full of the Notes and all other amounts payable hereunder.

            (b) If the Bank shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Bank or any corporation controlling the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case made subsequent to the date hereof, does or shall have the effect of reducing the rate of return on the Bank's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Bank or such corporation could have achieved but for such change or compliance (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy), then from time to time, within 2 Business Days after submission by the Bank to the Borrower of a written request therefor,
(i) the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction attributable to its issuance or maintenance of the Letters of Credit hereunder, or its making or maintaining of Eurodollar Loans hereunder, and (ii) the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank or such corporation for such reduction attributable to this Agreement, its obligation to issue Letters of Credit hereunder, its Commitment hereunder and the credit facilities provided hereunder to the Borrower.

            (c) If the Bank requests compensation from the Borrower pursuant to paragraph (a) or (b) of this Section 3.3, the Bank will deliver to the Borrower a certificate setting forth in reasonable detail the basis and amount of such request and such certificate shall be conclusive as to the amount set forth therein, absent manifest error. In determining such amount, the Bank may make such uniformly applied estimates, assumptions, allocations among its assets and liabilities and the like as it determines in good faith to be appropriate, and the determinations made by the Bank on the basis thereof shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors. The covenants and obligations of the Borrower set forth in this Section 3.3 shall survive the termination of this Agreement, the expiration of the Letters of Credit and the payment of the Loans and all other amounts payable hereunder.

            3.4     Taxes.

            (a) All payments made by the Borrower  under this  Agreement and the other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Bank as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Bank (excluding a connection arising solely from the Bank having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any such Taxes are required to be withheld from any amounts payable to the Bank or under any other Loan Document, the amounts so payable shall be increased to the extent necessary to yield to the Bank (after payment of all Taxes) interest, fees or any other amounts payable hereunder or under any other Loan Document at the rates or in the amounts specified in this Agreement or such other Loan Document; provided, however, that the Borrower shall be entitled to deduct and withhold Taxes from amounts payable to the Bank (and shall not be required to increase amounts payable hereunder to gross up for Taxes) if the Bank fails to comply with the requirements of paragraph (b) of this Section 3.4. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter, the Borrower shall send to the Bank a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Bank the required receipts or other required documentary evidence, the Borrower shall indemnify the Bank for any incremental taxes, interest or penalties that may become payable by the Bank as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

            (b)  The Bank shall:

                    (i) on or before  the date of any  payment  by the  Borrower under this Agreement or any other Loan Document to the Bank, deliver to the Borrower a duly completed copy of the United States Internal Revenue Service Form 1001 or 4224, or any successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement and its Notes without deduction or withholding of any United States federal income taxes; and

                    (ii) deliver to the Borrower further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower;

unless in any such case any change in any Requirement of Law has occurred after the Closing Date which renders all such forms inapplicable or which would prevent the Bank from duly completing and delivering any such form with respect to itself.

            3.5     Indemnity.

            The Borrower agrees to indemnify the Bank against and to hold the Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of (a) any failure on the part of the Borrower to borrow a Eurodollar Loan, convert a Base Rate Loan into a Eurodollar Loan or continue a Eurodollar Loan as such, after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) any failure on the part of the Borrower to make any payment in respect of principal of a Eurodollar Loan after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making by the Borrower of a payment or prepayment in respect of principal of a Eurodollar Loan on a day which is not the last day of the Interest Period with respect thereto. Without limiting the foregoing, such indemnification shall include (x) an amount equal to (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the interest rate applicable to such Eurodollar Loans, minus (ii) the amount of interest (as reasonably determined by the Bank) which would have accrued to the Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the relevant interbank eurodollar market, (y) any other breakage costs incurred by the Bank and (z) any administrative costs or expenses incurred by the Bank (including interdepartmental or other internal charges). This covenant shall survive the termination of this Agreement and the other Loan Documents, the expiration of the Letters of Credit and the payment of the Notes and all other amounts payable hereunder.


                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

            To induce the Bank to make the Loans and issue the Letters of Credit, the Borrower hereby represents and warrants to the Bank that:

            4.1     Organization, Powers, Compliance.

            Each of the  Borrower  and  its  Domestic  Subsidiaries  (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business and is in good standing in each jurisdiction in which the character of its respective properties or the transaction of its respective business makes such qualification necessary and where the failure to be so qualified would have a Material Adverse Effect; (b) has full corporate power and authority to own the properties and assets it currently owns and to carry on its business as it is now being conducted; (c) has full corporate power and authority to execute, deliver and perform this Agreement and the other Loan Documents to which each is a party; and (d) is not in violation of any Requirement of Law that is applicable to it or any of its properties, which violation could have a Material Adverse Effect.

            4.2     Capital Stock, Subsidiaries, Fiscal Year.

            (a) The authorized,  issued and outstanding  shares of Capital Stock of the Borrower and each of its Subsidiaries are as set forth in the Disclosure Schedule. All such outstanding shares have been duly authorized, are validly issued and outstanding and are fully paid and non-assessable. To the best of the Borrower's knowledge, there are no outstanding options or other rights pertaining to the Capital Stock of the Borrower or any of its Subsidiaries, other than as set forth in the Disclosure Schedule. Neither the Borrower nor any of its Subsidiaries has any obligation to repurchase or redeem any shares of its Capital Stock.

            (b) The Disclosure Schedule sets forth the names and jurisdictions of incorporation of, and the ownership interest of the Borrower in, all of the Borrower's Subsidiaries.

            (c) The fiscal year of the Borrower and each of its Subsidiaries ends on October 31 and its fiscal quarters end on January 31, April 30, July 31 and October 31, respectively.

            4.3     Authorization, Absence of Conflicts.

            The execution, delivery and performance by the Borrower and each of its Domestic Subsidiaries of this Agreement and the other Loan Documents to which each is a party, the borrowings and the requests for issuance of letters of credit hereunder, and the creation of security interests in favor of the Bank pursuant to the Security Documents (a) have been duly authorized by all requisite corporate action of the Borrower and its Domestic Subsidiaries, (b) do not require the consent or approval of any stockholders of the Borrower, and (c) will not (i) violate any Requirement of Law applicable to the Borrower or any of its Domestic Subsidiaries, (ii) violate or constitute (with due notice or lapse of time or both) a breach of or a default under any Contractual Obligation of the Borrower or any of its Domestic Subsidiaries, (iii) result in the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of the Borrower or any of its Domestic Subsidiaries (other than Liens in favor of the Bank), or (iv) require any authorization, consent, approval, license, ruling, permit, tariff, rate, certification, exemption, or filing or registration by or with any Governmental Authority or any consent or approval of any other Person, except such filings as may be required in connection with the Security Documents.

            4.4     Binding Obligations.

            This Agreement is, and, upon the delivery  thereof to the Bank, each other Loan Document executed and delivered by the Borrower or any of its Subsidiaries will be, legal, valid and binding obligations of the Borrower or such Subsidiary, as the case may be, enforceable against the Borrower or such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforceability of creditors' rights generally at the time in effect and except as specific performance and rights of acceleration may be subject to equitable principles of general applicability.

            4.5     Financial Condition and Statements.

            The consolidated audited balance sheet of the Borrower and its Subsidiaries as at October 31, 1996, and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal year ended on said date, and the unaudited balance sheet of the Borrower and its Subsidiaries as at January 31, 1997 and the related consolidated statements of income and cash flows of the Borrower for the three-month period then ended, heretofore furnished to the Bank, are complete and correct and fairly present the financial condition of the Borrower and its Subsidiaries as at said dates and the results of its operations for the fiscal year and the three-month period ended on said dates (subject, in the case of such financial statements as at January 31, 1997, to normal year-end audit adjustments), all in accordance with GAAP and practices applied on a consistent basis. On said dates neither the Borrower nor its Subsidiaries had any material obligations or liabilities, direct or contingent (including, without limitation, any liabilities under Environmental Laws), liabilities for taxes, forward or long-term commitments or unrealized or anticipated losses from any commitments, except as referred to or reflected or provided for in said balance sheets as at said dates, and except for liabilities set forth on the Disclosure Schedule. Since October 31, 1996, (a) there has been no material adverse change in the financial condition, operations or business taken as a whole of the Borrower and its consolidated Subsidiaries from that set forth in said financial statements as at said date and (b) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect. As of the Effective Date, after giving effect to the transactions contemplated hereby, the Borrower and each of its Subsidiaries is Solvent.

            4.6     Taxes.

            The Borrower and its Domestic Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all material taxes due pursuant to such returns or pursuant to any assessment made against the Borrower or any of its Domestic Subsidiaries or any of their respective assets and all other taxes, fees and other charges imposed on the Borrower or any of its Domestic Subsidiaries by any Governmental Authority, except such taxes, if any, which are not yet delinquent or which are being Properly Contested. The charges, accruals and reserves on the books of the Borrower and its Domestic Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate. No tax Liens other than Permitted Liens have been filed and no claims are being asserted with respect to any such taxes, fees or other charges. Neither the Borrower nor any of its Domestic Subsidiaries is undergoing any tax audits, other than as specified in the Disclosure Schedule.

            4.7     Title to Properties.

            Except as set forth in the Disclosure Schedule, each of the Borrower and its Subsidiaries owns and has good and marketable title or leasehold rights to all of its assets, free and clear of any Liens other than Permitted Liens, and enjoys peaceful and undisturbed possession under all leases necessary in any material respects for the operation of its assets. Except as set forth in the Disclosure Schedule, no mortgage or financing statement or other evidence or notice of a security interest covering all or any part of the assets of the Borrower or any of its Subsidiaries is on file in any public office, except such as have been filed in connection with Permitted Liens.

            4.8     Proceedings.

            Except as set forth in the Disclosure Schedule, there is no action, suit, proceeding or claim, at law or in equity, by or before any arbitrator, Governmental Authority or other body (including, without limitation, any Environmental Proceeding), now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries or any of their respective properties, rights or assets, which relates to the transactions contemplated hereby or by the other Loan Documents or which, if adversely determined, could have a Material Adverse Effect.

            4.9     Labor Disputes; Collective Bargaining Agreements.

            Except as set forth in the Disclosure Schedule, as of the date hereof (a) there are no collective bargaining agreements or other labor contracts covering the Borrower or any of its Subsidiaries; (b) no such collective bargaining agreement or other labor contract will expire during the term of this Agreement; (c) no union or other labor organization is seeking to organize, or to be recognized as bargaining representative for, a bargaining unit of employees of the Borrower or any of its Subsidiaries; (d) there is no pending or threatened strike, work stoppage, material unfair labor practice claim or charge, arbitration or other material labor dispute against or affecting the Borrower or any of its Subsidiaries or their respective employees; and (e) there are no actions, suits, charges, demands, claims, counterclaims or proceedings pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or, by or on behalf of, or with, its employees, other than employee grievances arising in the ordinary course of business which are not, in the aggregate, material.

            4.10    Material Authorizations and Licenses.

            To the best of the Borrower's knowledge, each of the Borrower and its Subsidiaries has all necessary licenses, permits and approvals (including, without limitation, all necessary licenses, permits and authorizations relating to Environmental Laws) to own and operate its properties and assets and to carry on their business as currently conducted, except where the failure to have such license, permit or authorization would not have a Material Adverse Effect.

            4.11    Intangible Assets.

            Each of the Borrower and its Subsidiaries possesses all necessary patents, know-how, trademarks, service marks, trade names, and copyrights, and rights with respect to each of the foregoing, necessary to carry on its business as currently conducted and the possession and use thereof in its business does not, to the best of the Borrower's knowledge, conflict with the patents, know-how, trademarks, service marks, trade names, and copyrights, and rights with respect to the foregoing, of any other Person, except where such conflict could not have a Material Adverse Effect.

            4.12    Condition of Assets.

            All  of  the  assets  and   properties   of  the  Borrower  and  its
Subsidiaries which are reasonably necessary for the operation of their respective businesses are in good working condition, ordinary wear and tear excepted, and are able to serve the function for which they are currently being used or for which they are intended.

            4.13    No Defaults, Compliance With Laws.  With Laws

            To the best of the Borrower's knowledge, neither the Borrower nor its Subsidiaries is in default under any Contractual Obligation, which default could have a Material Adverse Effect. Each of the Borrower and its Subsidiaries has complied and is in compliance in all respects with all Requirements of Law including, without limitation, all applicable Environmental Laws, non-compliance with which would have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

            4.14    Indebtedness.

            Neither the  Borrower  nor its  Subsidiaries  has any  Indebtedness,
except  (i)  Indebtedness  set  forth  in  the  Disclosure   Schedule  and  (ii)
Indebtedness set forth in the financial statements referred to in Section 4.5.

            4.15    Not an Investment Company or Regulated Company.

            (a) Neither the Borrower nor any of its Affiliates is subject to regulation under the Investment Company Act of 1940, as amended, or is subject to any statute or regulation which regulates the incurrence by the Borrower or such corporation of indebtedness for or with respect to borrowed money.

            (b) Neither the Borrower nor any of its Affiliates is subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

            (c) Neither the Borrower nor any of its Affiliates is subject to regulation as a "public utility" or "public service corporation" or the equivalent under the applicable law of any state relating to public utilities and/or public service corporations.

            4.16    Use of Proceeds.

            (a) The Borrower shall use the Letters of Credit and the proceeds of the Loans solely in accordance with Section 2.14.

            (b) No part of the proceeds of the Loans or the Letters of Credit will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect), or for the payment in full or in part of, or to provide credit support for, Indebtedness which was or is to be incurred for such purpose, or to extend credit or support credit extended to others for such purpose. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying "margin stock".

            4.17    Ranking of Loans.

            The Obligations rank and will at all times rank at least pari passu in priority of payment to all other Indebtedness of the Borrower. Neither the Borrower nor any of its Domestic Subsidiaries has any secured Indebtedness other than the Obligations, the Indebtedness reflected in the financial statements described in Section 4.5, and the Indebtedness specified in the Disclosure Schedule.

            4.18    Burdensome Provisions.

            Neither the Borrower nor any of its Subsidiaries is party to or is it bound by any Requirement of Law or Contractual Obligation, compliance with which could have a Material Adverse Effect.

            4.19    ERISA.

            During the five year period ending on the Effective Date (or, with respect to (vi) or (viii) below, as of the date such representation is made or deemed made), except as set forth in the Disclosure Schedule or as reflected in the financial statements referred to in Section 4.5, none of the following events or conditions has occurred which, either individually or in the aggregate, has resulted or could reasonably be expected to result in a liability to the Borrower which could have a Material Adverse Effect: (i) a Reportable Event; (ii) an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA); (iii) any material noncompliance with the applicable provisions of ERISA or the Code; (iv) a termination of a Single Employer Plan (other than a standard termination pursuant to Section 4041(b) of ERISA); (v) a Lien in favor of the PBGC or a Plan; (vi) Underfunding with respect to any Single Employer Plan; (vii) a complete or partial withdrawal from any Multiemployer Plan by the Borrower or any of its Subsidiaries or any Commonly Controlled Entity; (viii) any liability of the Borrower or any of its Subsidiaries or any Commonly Controlled Entity under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the annual valuation date most closely preceding the date on which this representation is made or deemed made; (ix) the reorganization or insolvency (within the meaning of Section 4245 of ERISA) of any Multiemployer Plan; (x) the excess of the present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the aggregate liability of the Borrower or any of its Subsidiaries for post-retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) over the assets under all such Plans; and (xi) an event or condition with respect to which the Borrower or any of its Subsidiaries or any Commonly Controlled Entity could incur any liability in respect of a Former Plan.

            4.20    Environmental Matters.

            Except as set forth in the Disclosure Schedule:

            (a) To the best of the Borrower's knowledge, (i) the Elmsford Facilities and all other facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "Properties") and all operations at the Properties are in compliance with all applicable Environmental Laws, (ii) there is no violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries, (the
"Business"), and (iii) there are no conditions relating to the Business or Properties that could reasonably be expected to give rise to liability under any applicable Environmental Law, except for any failure so to comply or violation or condition, or any aggregation thereof, that could not reasonably be expected to result in the payment of a Material Environmental Amount.

            (b) To the best of the Borrower's knowledge after diligent inquiry, the Properties do not contain, and have not previously contained, any Hazardous Substances at, on or under the Properties in amounts or concentrations that constitute or constituted a violation of, or could reasonably give rise to liability under, Environmental Laws except insofar as the presence of any Hazardous Substances is not reasonably likely to result in the payment of a Material Environmental Amount.

            (c) Neither the Borrower nor any of its Subsidiaries has received any written or verbal notice of, or inquiry from any Governmental Authority, of any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business (including, without limitation, any notice that any of the Properties has been listed on the national priorities list or any similar state list), nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened, except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or are reasonably likely to result in the payment of a Material Environmental Amount.

            (d) To the best of the Borrower's knowledge, Hazardous Substances have not been transported or disposed of from the Properties, or generated, treated, stored or disposed of by or on behalf of the Borrower or any of its Subsidiaries at, on or under any of the Properties or any other location in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law, except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

            (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any of its Subsidiaries is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Borrower, any of its Subsidiaries, any of its Properties or its Business, except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

            (f) There has been no release or, to the best knowledge of the Borrower, after diligent inquiry, threat of release of Hazardous Substances at or from the Properties, or arising from or related to the operations (including, without limitation, disposal) of the Borrower or any of its Subsidiaries in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that would be reasonably likely to give rise to liability under Environmental Laws, except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

            (g) Neither the Borrower nor any of its Subsidiaries has knowingly assumed any liability of any Person under any Environmental Law.

            (h) The Borrower and its Domestic Subsidiaries conduct their respective operations in compliance with applicable Environmental Laws, except where the failure to do so could not reasonably be expected to result in the payment of a Material Environmental Amount.

            4.21    Correct Information.

            The information, schedules, exhibits and reports furnished by the Borrower and each of its Subsidiaries to the Bank in connection with the negotiation and preparation of this Agreement and the other Loan Documents did not contain any omissions or misstatements of fact which would make the statements contained therein misleading or incomplete in any material respect when furnished to the Bank. The Borrower knows of no fact that has not been disclosed in writing to the Bank and which materially and adversely affects, or which could reasonably be expected in the future to materially and adversely affect, the Borrower, any of its Subsidiaries, or the ability of the Borrower to perform its obligations hereunder and under the other Loan Documents.

                                    ARTICLE 5

                              CONDITIONS PRECEDENT

            5.1     Conditions Precedent to Initial Credit Event.

            The obligation of the Bank to make the initial Loan and to issue the initial Letter of Credit hereunder is subject to the following conditions precedent:

            (a) Documents. The Bank shall have received each of the following documents (dated or certified as of the Closing Date unless otherwise provided herein, and in form and substance satisfactory to the Bank):

                    (i) Credit Agreement. A counterpart of this Agreement,  duly executed by the Borrower;

                    (ii) Note. The Note, appropriately completed and duly executed by the Borrower;

                    (iii) Security Agreement. The Security Agreement, duly executed by the Borrower and each of its Domestic Subsidiaries;

                    (iv)   Intellectual   Property   Security   Agreement.   The
            Intellectual Property Security Agreement, duly executed by the Borrower and each of its Domestic Subsidiaries;

                    (v) Subsidiary  Guarantee.  The Subsidiary  Guarantee,  duly executed by each of the Borrower's Domestic Subsidiaries;

                    (vi) Contribution Agreement. The Contribution Agreement, duly executed by the Borrower and its Domestic Subsidiaries;

                    (vii) Pledge Agreement. The Pledge Agreement,  duly executed by the Borrower.

                    (viii) Perfection and Priority of Liens. (1) UCC-1 financing statements duly executed by the Borrower and each of its Domestic Subsidiaries and properly completed for filing in all public offices specified by the Bank, (2) letters in form and substance satisfactory to the Bank, duly executed by each public warehouse in which the Borrower or any of its Domestic Subsidiaries maintains Inventory, (3) evidence that no financing statements are currently on record in any public office specified by the Bank naming the Borrower or any of its Domestic Subsidiaries as debtor, other than financing statements filed in connection with Permitted Liens and financing statements with respect to which the Bank shall have received UCC-3 termination statements duly executed by the secured party named therein, (4) evidence satisfactory to the Bank that the Collateral covered by the Intellectual Property Security Agreement is owned by the Borrower and is not subject to any liens, licenses or interests in favor of any other party, and (5) evidence satisfactory to the Bank that its liens on the Collateral covered by the Intellectual Property Security Agreement have been perfected (including an escrow agreement satisfactory to the Bank with an escrow agent acceptable to the Bank covering the source code of all relevant software);

                    (ix) Pledged Stock and Stock Powers. Certificates representing the Pledged Stock under and as defined in the Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer or the Borrower; (x) Lockbox Agreements. The Lockbox Agreements, duly executed by the Borrower and each of its Domestic Subsidiaries;

                    (x)  Lockbox  Agreements.   The  Lockbox  Agreements,   duly
            executed by the Borrower and each of its Domestic Subsidiaries;

                    (xi) Insurance.  Certificates  of insurance  satisfactory in form and substance to the Bank with respect to the insurance required by the provisions of Section 6.6, together with copies of the policies referred to therein, which shall include loss payable clauses naming the Bank as loss-payee or additional insured, as appropriate, and shall provide for not less than 30 days' prior written notice to the Bank in the event of cancellation;

                    (xii) Field Examination and Audit. A written report prepared by the Bank's auditors, based upon a recent field examination conducted by them with respect to the Borrower and satisfaction on the part of the Bank with the findings of such report;

                    (xiii) Corporate Authority, Actions and Incumbency. Originals or copies of such documents as the Bank may require (all of which shall be certified by such corporate officers or governmental officials as the Bank may require) relating to the existence and corporate authority of the Borrower and each of its Domestic Subsidiaries, the taking of all necessary corporate action to authorize the execution, delivery and performance by the Borrower and its Subsidiaries of the Loan Documents to which they are party, and the incumbency and authenticity of the signature of each officer who executes a Loan Document on behalf of the Borrower or any of its Subsidiaries;

                    (xiv) Compliance Certificate. A Compliance Certificate dated the Effective Date, duly executed by a Responsible Officer of the Borrower;

                    (xv) Opinion of Counsel. The favorable legal opinion of counsel to the Borrower and its Domestic Subsidiaries, as to such matters as the Bank may reasonably require;

                    (xvi) Financial Statements.  Copies, certified to the Bank's satisfaction,  of the Borrower's  financial  statements specified in
            Section 4.5; and

                    (xvii) Solvency Certificate. The Solvency Certificate,  duly executed by a Responsible Officer of the Borrower;

                    (xviii)Perfection  Certificate.  A perfection certificate in form and substance satisfactory to the Bank, duly executed by the Borrower and each of its Domestic Subsidiaries;

                    (xix)   Additional   Documents.   Such   other   statements,
            certificates, documents or information as the Bank may reasonably specify.

            (b)     Payments. The Bank shall have received:

                    (i)    payment in full of the Closing Fee; and

                    (ii) payment in full of all disbursements and reasonable fees of its counsel relating to this transaction, for which an invoice shall have been presented on or before the Closing Date.

            (c) Lockboxes and Operating Account. The Borrower shall have established the Operating Account and the Borrower and each of its Subsidiaries shall have established one or more Lockboxes satisfactory to the Bank pursuant to the Lockbox Agreements.

            5.2     Conditions Precedent to Each Credit Event.

            The obligation of the Bank to make any Loan hereunder and its obligation to issue or renew any Letter of Credit hereunder (including the initial Letter of Credit), are subject to all of the conditions precedent set forth in Section 5.1 and the following conditions precedent (it being agreed that any certificates or other documents required hereunder shall be dated or certified as of the Borrowing Date for such Loan or Letter of Credit unless otherwise provided herein, and shall be in form and substance satisfactory to the Bank):

            (a) Compliance, Representations and Warranties. The Borrower and each of its Subsidiaries shall be in compliance with all of the terms, covenants and conditions of this Agreement on such date. Each of the representations and warranties set forth in Article 4 shall be true and correct as to the Borrower and as to any Subsidiary of the Borrower to which such representations and warranties relate in all material respects on and as of such date as if made on and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date) and, if the Bank so requests, the Bank shall have received a certificate duly executed by a Responsible Officer of the Borrower to such effect.

            (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made and the Letters of Credit requested to be issued on such date and, if the Bank so requests, the Bank shall have received a certificate duly executed by a Responsible Officer of the Borrower to such effect.

            (c) No Material Adverse Change. The Bank shall have determined that no material adverse change has occurred in the financial condition or results of operations of the Borrower and its Domestic Subsidiaries taken as a whole from the condition and results reflected in the financial statements referred to in
Section 4.5.

            (d) Request of Borrowing or Issuance. The Bank shall have received an appropriate Notice of Borrowing or LC Application, as the case may be, with respect to the Loans to be made or Letters of Credit to be d) Request of Borrowing or Issuance. The Bank shall have received an appropriate Notice of Borrowing or LC Application, as the case may be, with respect to the Loans to be made or Letters of Credit to be issued on such date.

            (e) Borrowing Base Certificate. The Bank shall have received the most recent Borrowing Base Certificate required to be delivered by the Borrower to the Bank pursuant to Section 6.3(f), which certificate shall indicate that the requested Loan or Letter of Credit does not exceed the Available Commitment on such date.

            (f) Additional Matters. The Bank shall have received such additional instruments, certificates or other documents, and such additional information, as the Bank may reasonably require.


                                    ARTICLE 6
                                    COVENANTS

            The Borrower hereby covenants and agrees that so long as the Commitment remains in effect or any Letter of Credit remains outstanding and until the payment in full of the Obligations and the complete performance of all of the Borrower's other obligations hereunder and under the other Loan Documents, unless the Bank shall otherwise consent in writing:

            6.1     Corporate Existence, Properties.

            The   Borrower   shall,   and  shall  cause  each  of  its  Domestic
Subsidiaries to, do or cause to be done all things necessary to:

            (a) preserve and keep in full force and effect its legal existence;

            (b) remain or become a corporation qualified to engage in business in good standing in all jurisdictions in which the character of its properties or the transaction of its business make such qualification necessary;

            (c) maintain, preserve and protect all permits, rights and privileges necessary for the proper conduct of its business and all franchises, licenses, patents, trade names, trademarks and copyrights owned by or licensed to it that are necessary or desirable in the normal conduct of its business;

            (d) ensure that all property used or useful in the conduct of its business is maintained and kept in good repair, working order and condition, and from time to time take all reasonable action to make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto so that, in the reasonable judgment of the Borrower or such Subsidiaries, the business carried on in connection therewith may be properly and advantageously conducted at all times.

            6.2     Payment of Indebtedness, Taxes

            The Borrower shall, and shall cause each of its Subsidiaries to, pay all of its Indebtedness and obligations promptly and in accordance with normal terms and trade practices and shall promptly pay and discharge or cause to be paid or discharged all taxes, assessments or other governmental charges or levies imposed upon it or upon its income and profits or upon its property, real, personal or mixed, or upon any part thereof, before the date on which penalties attach thereto, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Borrower shall not be required to pay and discharge or cause any of its Subsidiaries to pay or discharge any such debt, obligation, tax, assessment, charge, levy or claim so long as it is Properly Contested. For purposes of this Agreement, any debt or obligation of, any tax, assessment, charge, levy or claim against, and any litigation or other legal proceeding involving, any Person shall be deemed to be "Properly Contested" only if (a) it shall be contested diligently and in good faith by appropriate proceedings, (b) such Person shall have assigned on its books adequate reserves with respect to any such debt, obligation, tax, assessment, charge, levy or claim so contested, and (c) no material portion of such Person's assets shall be subject to encumbrance, loss or forfeiture by reason of such contest.

            6.3     Financial Statements, Reports, etc.

            The Borrower shall furnish to the Bank (in reasonable detail satisfactory to the Bank):

            (a) as soon as available but in any event no later than 45 days after the close of each month, the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the close of such month and the related consolidated and consolidating profit and loss statement and the consolidated and consolidating statement of cash flows for such month and for the period from the beginning of the then current fiscal year to the end of such month, such financial statements to be accompanied by a certificate of a Responsible Officer of the Borrower, stating that said financial statements fairly present the consolidated financial condition and results of operations, as the case may be, of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles consistently applied, as at the end of, and for, such month (except for the absence of footnotes and subject to normal year-end audit adjustments);

            (b) as soon as available but in any event no later than 90 days after the close of each fiscal year of the Borrower, the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the close of such fiscal year and the related consolidated and consolidating profit and loss statement and consolidated and consolidating statement of cash flows for such fiscal year, such financial statements to be audited by, and accompanied by a report of, any firm of independent certified public accountants generally recognized as one of the "big six" accounting firms or any other firm of independent certified public accountants of recognized national standing acceptable to the Bank (the "Accountants") to the effect that such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied, which audit and accompanying report shall not contain any qualification or exception, together with a certificate of such accountants (1) stating that, in connection with their audit of the Borrower and its Subsidiaries they have reviewed the provisions of this Agreement and that in the course of their audit of the Borrower nothing has come to their attention to lead them to believe that any Event of Default hereunder exists or, if such is not the case, specifying such Event of Default and the nature thereof (it being understood that the examination of such accountants cannot be relied upon to give them knowledge of any Event of Default except as it relates to accounting or auditing matters) and (2) setting forth in detail reasonably satisfactory to the Bank the calculations made to determine compliance with the financial covenants contained in Article 7 and the information required to make such calculations;

            (c) as soon as available, but in any event not later than 90 days after the beginning of each fiscal year of the Borrower, financial projections prepared by a Responsible Officer of the Borrower covering such fiscal year and the remaining fiscal years (or portions thereof) during the Commitment Period, which projections shall be prepared in detail reasonably satisfactory to the Bank, shall contain forecasts prepared on a quarterly basis, and shall be certified by such officer to have been prepared in good faith and based upon reasonable assumptions;

            (d) together with each delivery of financial statements of the Borrower pursuant to clause (a) or (b) above, a certificate of a Responsible Officer of the Borrower substantially in the form of Exhibit C (a "Compliance Certificate");

            (e) as soon as  available,  but in any event no later  than  fifteen
Business Days after the close of each calendar month or with such greater frequency as the Bank may require, accounts receivable aging reports, accounts payable aging reports, and inventory reports for such month, prepared in form and detail satisfactory to the Bank and certified by a Responsible Officer of the Borrower;

            (f) as soon as available, but in any event no later than 11:00 a.m. on the second Business Day of each week (or with such greater frequency as the Bank may require) and on each Borrowing Date, a Borrowing Base Certificate prepared on the Bank's standard form, setting forth the information requested therein for the immediately preceding week (or, if such Certificate is being delivered on a Borrowing Date that is not the second Business Day of a week, for the portion of the current week ending on the day immediately preceding such Borrowing Date), certified by a Responsible Officer of the Borrower (each such certificate herein called a "Borrowing Base Certificate");

            (g) as soon as available, but in any event no later than ten Business Days after the end of each calendar month, a Period End Recapitulation Report and a Period End Accounts Receivable and Loan Reconciliation Report for such month, in each case in form and detail satisfactory to the Bank and certified by a Responsible Officer of the Borrower;

            (h) as soon as available, but in any event no later than 11:00 a.m. on each Business Day, daily reports of sales, remittances and credits of the Borrower and its Subsidiaries for the immediately preceding Business Day;

            (i) promptly upon their becoming available, copies of (x) all financial statements, reports, notices and proxy statements sent or made available generally by the Borrower to its security holders, (y) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Borrower with any securities exchange or with the Securities and Exchange Commission, and (z) all press releases and other statements made available generally by the Borrower to the public concerning material developments in the business of the Borrower; and

            (j) with reasonable promptness, such other information regarding the Borrower as the Bank may reasonably request.

            6.4     Notice of Adverse Events and Significant Changes.

            The Borrower shall furnish to the Bank prompt written notice of:

            (a) the occurrence of any event which constitutes a Default or Event of Default hereunder, promptly after any senior officer of the Borrower becomes aware or could reasonably be expected to become aware, that such event constitutes a Default or Event of Default,

            (b) the commencement of any action or proceeding involving or affecting the Borrower or any Subsidiary thereof or any properties or assets of the Borrower or such Subsidiary an adverse determination of which could reasonably be expected to have a Material Adverse Effect,

            (c) any default or event of default under any material Contractual Obligation of the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect,

            (d) any litigation, investigation or proceeding which may exist at any time between the Borrower and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect,

            (e) the occurrence of any of the following events: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Single Employer Plan which could reasonably be expected to have a Material
Adverse  Effect,  (ii) a  failure  on the  part  of the  Borrower  or any of its
Subsidiaries  to  make  any  required  contribution  to  a  Single  Employer  or
Multiemployer Plan (other than a failure to make a contribution which (1) together with all other contributions that are then past due does not exceed $100,000 in the aggregate, (2) does not constitute or result in a violation of any provision of ERISA or the Code or any regulation adopted thereunder, (3) does not cause an Underfunding of such Plan and (4) does not result in the imposition of any fees or penalties against the Borrower or any of its Subsidiaries, other than the requirement to pay interest accrued on such contribution to the relevant Plan), (iii) the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or insolvency (within the meaning of Section 4245 of ERISA) of, any Multiemployer Plan; (iv) Underfunding with respect to any Single Employer Plan which could result in a material liability to the Borrower; (v) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or insolvency (within the meaning of Section 4245 of ERISA) of, any Single Employer or Multiemployer Plan; or (vi) the occurrence or expected occurrence of any event or condition under which the Borrower or any Commonly Controlled Entity has incurred or could incur any liability in respect of a Former Plan which could reasonably be expected to have a Material Adverse Effect,

            (f) any material adverse change in the business, operations, property or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole,

            (g) (i) any release or discharge by the Borrower or any Subsidiary of any Hazardous Substances required to be reported under Environmental Laws to any Governmental Authority; (ii) any condition, circumstance, occurrence or event that could result in material Environmental Costs or could result in the imposition of any lien or other restriction on the title, ownership or transferability of any Property; and (iii) any proposed action to be taken by the Borrower or any Subsidiary that could subject the Borrower or any of its Subsidiaries to any material additional or different requirements or liabilities under Environmental Laws, and

            (h) the execution by the Borrower or any of its Domestic Subsidiaries of any new collective bargaining agreements or other labor contract, the recognition of any union or other labor organization as bargaining representative for a bargaining unit of employees of the Borrower or any of its Domestic Subsidiaries any pending or threatened strike, work stoppage, material unfair labor practice claim or charge, arbitration or other material labor dispute against or affecting the Borrower or any of its Domestic Subsidiaries and any actions, suits, charges, demands, claims, counterclaims or proceedings pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Domestic Subsidiaries by or on behalf of, or with, its employees, other than employee grievances arising in the ordinary course of business which are not, in the aggregate, material.

            6.5     Books and Records; Inspection; Audits.

            The Borrower  shall  maintain,  and shall cause each of its Domestic
Subsidiaries to maintain, proper books and records with respect to the operation of its business in accordance with GAAP consistently applied; the Borrower shall permit, and shall cause each of its Domestic Subsidiaries to permit, authorized representatives of the Bank to visit and inspect from time to time upon reasonable notice during business hours (or at any time after the occurrence and during the continuance of an Event of Default hereunder) any of the offices, inventory locations and other facilities of the Borrower or such Subsidiary, to examine the books and records of the Borrower or such Subsidiary and make copies or extracts therefrom, to examine the Inventory of the Borrower or such Subsidiary, to conduct field examinations with respect to the assets of the Borrower and its Domestic Subsidiaries, to verify the eligibility of the Inventory and Accounts of the Borrower and its Domestic Subsidiaries for
inclusion in the Borrowing Base, and to discuss the affairs, inventory and accounts of the Borrower and its Domestic Subsidiaries with its officers and accountants. The Borrower shall permit, and shall cause each of its Domestic Subsidiaries to permit, the Bank to conduct field examinations thereof every 90
days,   or  with  such   greater   frequency   as  the  Bank  may   require.

            6.6     Insurance.

            The Borrower shall, and shall cause each of its Subsidiaries to, (i) keep its assets that are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other hazards insured against by extended coverage in amounts sufficient to prevent it from becoming a co-insurer (other than maintaining reasonable deductibles) and in any event not less than 80% of the full insurable value (replacement value if available) of the property insured, (ii) maintain with financially sound and reputable insurers, insurance against hazards, risks and liability to persons and property to the extent and in the manner customary for companies in similar business similarly situated, (iii) provide to the Bank no later than 10 days prior to the scheduled expiration date of any insurance policy, evidence satisfactory to the Bank that such expiration date has been extended for at least one year (including evidence of payment of the relevant premiums), (iv) file with the Bank annually, within 30 days prior to each anniversary of the Closing Date (or at such other time as may be mutually agreed upon by the Borrower and the Bank), a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts of insurance, dates of expiration thereof and the properties and risks covered thereby, and (v) promptly upon request by the Bank, such other information regarding the insurance maintained by the Borrower or any of its Subsidiaries as the Bank may require.

            6.7     Compliance with Laws.

            The Borrower shall, and shall cause each of its Subsidiaries to, observe and comply in all material respects with all Requirements of Law which now or at any time hereafter may be applicable to the Borrower or any of its Subsidiaries (including all applicable provisions of ERISA and the Code), noncompliance with which could reasonably be expected to have a Material Adverse Effect.

            6.8     Environmental Laws.

            The Borrower, and shall cause each of its Subsidiaries to, shall (a) comply with, and use all reasonable efforts to ensure compliance by all tenants and subtenants of the Properties, if any, with, all applicable Environmental Laws and obtain and comply with and maintain and use all reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except in each case to the extent that the failure to do so could not reasonably be expected to result in the payment of a Material Environmental Amount, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other similar actions required of the Borrower under Environmental Laws and promptly comply with all orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that the same are being contested in good faith by appropriate proceedings, and except in each case to the extent that the failure to do so could not reasonably be expected to result in the payment of a Material Environmental Amount.

            6.9     Use of Proceeds.

            The Borrower shall use the Letters of Credit and the proceeds of the Loans solely in accordance with its representations and warranties in Section 4.16.

            6.10    Indebtedness.

            The Borrower shall not, and shall not permit any of its Domestic Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness at any time, except:

            (a) Indebtedness owing to the Bank hereunder and under the other Loan Documents;

            (b) taxes, assessments and governmental charges that are not yet due and payable;

            (c)  Indebtedness  secured by purchase money liens  permitted  under
            Section 6.11(f) and obligations under Capital Leases, so long as the total amount of such Indebtedness and obligations does not exceed $500,000 in the aggregate;

            (d) Indebtedness specified in the financial statements referred to in Section 4.5 or in the Disclosure Schedule, and any extensions, renewals and refinancings thereof, so long as such extensions, renewals or refinancings do not increase the amount of the original Indebtedness; and

            (e) Unsecured Subordinated Debt.

            6.11    Liens.

            The Borrower shall not, and shall not permit any of its Domestic Subsidiaries to, create, incur, assume or suffer to exist any Lien of any kind upon, or any security interest in, any of its property or assets, whether now owned or hereafter acquired, except:

            (a) Liens in favor of the Bank securing the Obligations;

            (b) liens for taxes not delinquent or being contested in good faith and by appropriate proceedings;

            (c) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance;

            (d) deposits or pledges to secure bids, tenders, contracts (other than contracts for borrowed money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business;

            (e) mechanics', workers', carriers', warehousemen's, materialmen's, suppliers' or other like liens arising in the ordinary course of business with respect to obligations which are not due, which are bonded or discharged within 30 days of the date of filing or which are being contested in good faith;

            (f) purchase money liens on fixed assets of the Borrower or such Subsidiary securing Indebtedness permitted under Section 6.10(c), which liens secure the purchase price of such fixed assets and apply only to the fixed assets so purchased, provided that the principal amount of the indebtedness secured by any such lien shall at no time exceed an amount equal to the lesser of the cost to the Borrower or such Subsidiary of the fixed assets so purchased and the fair market value of such fixed assets (as determined in good faith by the board of directors of the Borrower or such Subsidiary) at the time of such acquisition, and that any such Lien shall be created within 12 months after, in the case of property, its acquisition, and in the case of improvements, their completion;

            (g) liens arising out of Capital Leases permitted under Section 6.10(c), so long as such liens attach only to the fixed assets subject to such Capital Leases;

            (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial and do not interfere with the ordinary conduct of the business of the Borrower; and

            (i) the Liens set forth in the Disclosure Schedule, provided that no such Lien is extended to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased.

             6.12   Contingent Liabilities.

            The Borrower shall not, and shall not permit any of its Subsidiaries to, assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon any obligation of any Person, except (a) by the endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business, (b) guarantees in favor of the Bank hereunder and under the other Loan Documents, (c) the guarantees disclosed in the financial statements referred to in Section 4.5, (d) the guarantees listed in the Disclosure Schedule, and (e) guarantees which replace any of the guarantees referred to in clause (c) or (d) of this Section 6.12, so long as such replacement guarantees cover the same Indebtedness as the original guarantees (or extensions, renewals or refinancings of such Indebtedness) and the maximum liability of the Borrower thereunder does not exceed its maximum liability under the original guarantees.

            6.13    Merger and Consolidation; Acquisition and Disposition of
                    Assets.

            The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any merger, consolidation or voluntary dissolution, or lease or acquire all or substantially all of the assets of any Person or of any division or business unit of any Person, or sell, lease, license or otherwise dispose of any of its assets, except (a) acquisitions, sales, leases, licenses or dispositions in the ordinary course of business, (b) mergers and consolidations with, and acquisitions of all or substantially all of the assets or capital stock of, any Person or any division or business unit of any Person, provided that the Borrower or such Subsidiary is the surviving entity of such merger or consolidation, that no Default or Event of Default has occurred or would occur after giving effect to such merger, consolidation or acquisition, and that (in the case of an acquisition of capital stock) such acquisition is permitted under
Section 6.14 and the Borrower complies with Section 6.22, if applicable, (c) mergers by the Borrower with one of its Subsidiaries (provided that the Borrower is the surviving entity of such merger) or mergers of Subsidiaries of the Borrower with each other.

            6.14    Investments.

            The Borrower shall not, and shall not permit any of its Subsidiaries to, make any Investment, except (a) obligations issued or guaranteed by the United States of America or any agency thereof or short term repurchase agreements with respect thereto, in each case maturing within 12 months after the date of acquisition thereof, (b) short-term certificates of deposit issued by, and deposits in, the Bank or, subject to Section 6.21, any other commercial bank having a combined capital and surplus of not less than $500,000,000 or the equivalent thereof in another currency, in each case maturing within 12 months after the date of acquisition thereof, (c) short-term commercial paper maturing within 12 months after the date of acquisition thereof, which has been given the highest rating by Standard & Poor's Corporation, Moody's Investors Service, Inc., or another nationally recognized credit rating agency of similar standing,
(d) shares of money market mutual funds having net assets of not less than $1,000,000,000, which invest solely in securities referred to in clauses (a),
(b) or (c) above, (e) loans and advances to employees of the Borrower for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount not to exceed $250,000 at any one time outstanding, (f) Investments in the Borrower, and (g) Investments in Subsidiaries, so long as the Borrower shall be in compliance with, or shall concurrently with the making of such Investments comply with, Section 6.22 with respect to such Subsidiaries.

            6.15    Change in Nature of Business.

            The Borrower shall not, and shall not permit any of its Subsidiaries to, engage at any time in any business or business activity other than the business currently conducted by it and business activities reasonably incidental thereto.

            6.16    Transactions with Affiliates.

            The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, (a) make any Investment in any Affiliate of the Borrower or such Subsidiary (other than Investments which are permitted by
Section 6.14), (b) transfer,  sell,  lease,  assign or otherwise  dispose of any assets to any Affiliate of the Borrower or such Subsidiary (other than a Domestic Subsidiary), (c) purchase or acquire assets from any Affiliate of the Borrower or such Subsidiary; or (d) enter into any other transaction directly or indirectly with or for the benefit of any Affiliate of the Borrower or such Subsidiary (including, without limitation, any Guarantee Obligation or assumption of obligations thereof); provided, however, that: (x) any Affiliate of the Borrower or of a Subsidiary who is a natural person may serve as an employee or director of the Borrower or such Subsidiary and receive reasonable compensation for his or her services in such capacity and (y) the Borrower or any of its Subsidiaries may enter into any transaction with any of their respective Affiliates providing for the leasing of property, the rendering or receipt of services or the purchase or sale of product, inventory or other assets in the ordinary course of business on terms that are no less favorable to the Borrower or such Subsidiary than those which might be obtained at the time from Persons who are not Affiliates of the Borrower or such Subsidiary.

            6.17    Restricted Payments.

            The Borrower shall not, and shall not permit any of its Subsidiaries that is not a wholly owned Subsidiary to, make any Restricted Payment, or set apart any sum for the purpose of making any Restricted Payment; provided, however, that so long as no Event of Default shall have occurred and be continuing, the Borrower may (a) pay dividends on its Capital Stock and (b) make payments in respect of its Subordinated Debt to the extent permitted under the agreement or instrument setting forth the terms of subordination thereof.

            6.18    Management Fees.

            The Borrower shall not pay any fees or other compensation to any Person in respect of services rendered by such Person in connection with the management or supervision of the management of the Borrower, except salaries, bonuses and other compensation to employees of the Borrower in respect of such employment.

            6.19    Leases.

            The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any operating lease as lessee or guarantee the obligations of any lessee under an operating lease, other than operating leases in effect on the date of this Agreement and extensions, renewals and replacements thereof (each, an "Existing Operating Lease"); provided, however, that so long as no Default or Event of Default has occurred and is continuing and entering into such leases would not cause a Default or Event of Default to occur, the Borrower may enter into operating leases (in addition to the Existing Operating Leases) which provide for total scheduled payments (including base rent, supplemental rent and other amounts, however characterized) not exceeding $250,000 in the aggregate for all such leases in any fiscal year of the Borrower.

            6.20  Capital Expenditures.

            The Borrower shall not make any Capital Expenditures; provided, however, that if immediately prior and after giving effect thereto no Event of Default shall exist, the Borrower may make Capital Expenditures not exceeding $1,000,000 in the aggregate in any fiscal year of the Borrower.

            6.21  Cash Dominion.

            (a) The  Borrower  shall  maintain,  and shall  cause each  Domestic
Subsidiary which bills its customers directly for goods sold or services rendered by it to maintain, one or more Lockboxes with the Bank at all times in accordance with the Lockbox Agreement and shall specify, and cause each such Domestic Subsidiary to specify, on all of its invoices for goods sold or services rendered that payment is to be made (x) if by check, to a Lockbox and
(y) if by wire transfer or other electronic means, to a reconcilement account at the Bank in accordance with the Bank's instructions.

            (b) The Borrower shall not, and shall not permit any of its Domestic Subsidiaries to, maintain balances in excess of $100,000 in the aggregate with Ineligible Financial Institutions.

            6.22    Formation or Acquisition of Subsidiaries.

            (a) The Borrower shall not form or acquire any direct or indirect Subsidiary other than those which are in existence on the date hereof unless (1) it has given the Bank, prior to the formation or acquisition of such Subsidiary, written notice of its intention to form or acquire such Subsidiary, (2) it has provided the Bank, prior to such formation or acquisition, with such information about such Subsidiary, its assets and its contemplated operations as the Bank may reasonably require, (3) if such Subsidiary is a Domestic Subsidiary, it has caused such Subsidiary, immediately after its formation, to execute and deliver to the Bank such guarantees, security agreements and other documents as the Bank may reasonably require, (4) it has pledged to Bank, immediately after the formation of such Subsidiary, pursuant to the Pledge Agreement, all of the voting stock of such Subsidiary owned by the Borrower (or, if such Subsidiary is not a Domestic Subsidiary, voting stock representing up to 65% of the total outstanding voting stock of such Subsidiary) and (5) the Bank is satisfied that the formation or acquisition of such Subsidiary will have no adverse effect on its ability to collect the Obligations and to enforce its rights and remedies hereunder and under the other Loan Documents against the Borrower, such Subsidiary and their respective assets.

            (b) In the event that the Borrower forms or acquires any new Subsidiary, the Borrower shall cause such Subsidiary to comply with the covenants set forth in this Article 6 to the same extent as the Borrower.

            6.23    Location of Inventory.

            The Borrower shall, and shall cause each of its Domestic Subsidiaries to, maintain all of its Inventory at locations controlled by the Borrower or its Domestic Subsidiaries; provided, however, that the Borrower may permit Inventory of the Borrower or any of its Domestic Subsidiaries to be located at the premises of their respective suppliers so long as the aggregate book value of such Inventory does not exceed at any one time (a) on or prior to October 31, 1997, an amount equal to the sum of the aggregate book value of the Inventory that is located at the premises of suppliers on the Closing Date, plus $500,000 and (b) after October 31, 1997, $500,000.

            6.24    Change in Fiscal Dates or Accounting Practices.

            The Borrower shall not change its fiscal year or any of its fiscal quarters from those in effect on the date hereof, change any of its accounting or auditing policies, practices or procedures in effect on the date hereof, or permit any of its Domestic Subsidiaries to do so, unless the Borrower has given the Bank not less than thirty days' prior written notice of its intention to do so and has amended the financial covenants set forth in Article 7 to the extent necessary, in the opinion of the Bank, to preserve the usefulness to the Bank of such financial covenants as a means of ascertaining the financial condition of the Borrower.

                                    ARTICLE 7
                               FINANCIAL COVENANTS

            7.1     Financial  Covenants.

            The Borrower hereby covenants and agrees that so long as the Commitment remains in effect or any Letter of Credit remains outstanding and until the payment in full of the Obligations and the complete performance of all of the Borrower's other obligations hereunder and under the other Loan Documents, unless the Bank shall otherwise consent in writing, the Borrower shall not:

            (a) Permit its Consolidated EBITDA for any fiscal quarter specified below to be less than the amount set forth below for such fiscal quarter:

  Fiscal Year
    Ending                First Quarter     Second Quarter      Third Quarter     Fourth Quarter
    ------                -------------     --------------      -------------     --------------
October 31, 1997         Not Applicable       $228,000            $225,000          $456,000
October 31, 1998         $60,000              $300,000            $300,000          $550,000
October 31, 1999         $185,000             $438,000            $438,000          $690,000

            (b) Permit its Leverage Ratio to exceed during any fiscal year specified below the ratio set forth below opposite such fiscal year:

  Fiscal Year
   Ending                                                     Ratio
   ------                                                     -----
October 31, 1997                                            0.60:1.00
October 31, 1998                                            0.55:1.00
October 31, 1999                                            0.45:1.00

            (c) Permit its Consolidated Tangible Net Worth as at the end of any fiscal quarter specified below to be less than the amount set forth below for such fiscal quarter:

  Fiscal Year
    Ending                First Quarter     Second Quarter      Third Quarter     Fourth Quarter
    ------                -------------     --------------      -------------     --------------
October 31, 1997         $11,655,000         $11,868,000        $12,053,000        $12,469,000
October 31, 1998         $12,491,000         $12,760,000        $13,029,000        $13,544,000
October 31, 1999         $13,693,000         $14,096,000        $14,449,000        $15,157,000

            (d) Permit its Interest Coverage Ratio to be less than 4.50 to 1.00 for any Calculation Period ending on or before April 30, 1998, or less than 5.00 to 1.00 for any Calculation Period ending thereafter.

            (e) Permit its Current Ratio to be less than 2.50 to 1.00 as at the end of any fiscal quarter ending on or before April 30, 1998, or less than 3.00 to 1.00 as at the end of any fiscal quarter ending thereafter.

            7.2 Definitions Relating to Financial Covenants. As used in this Agreement, the following terms have the following meanings:

            "Calculation   Period"  means,   each  period   consisting  of  four
consecutive fiscal quarters of the Borrower (irrespective of whether they are part of the same fiscal year), taken as a single fiscal period.

            "Consolidated EBITDA": with respect to any period, the net income of the Borrower and its consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus Consolidated Interest Expense, income tax payments, provisions for deferred income taxes, depreciation, amortization and other non-cash charges (to the extent that such items were included in the calculation of consolidated net income for such period).

            "Consolidated Interest Expense" shall mean, with respect to any period, the aggregate amount of interest payable by the Borrower and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, during such period in respect of their respective Indebtedness (including interest payable hereunder and imputed interest under Capital Leases), whether or not actually paid.

            "Consolidated Tangible Net Worth" shall mean, with respect to any period, (a) the sum of (i) the total of the amounts that would be shown on the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at such date in accordance with GAAP as the par or stated value of all outstanding shares of Capital Stock, paid-in capital or capital surplus, and retained earnings (excluding, however, the value of any treasury stock and any redeemable preferred stock or similar capital stock) and (ii) the Subordinated Debt of the Borrower as at such date, less (b) the sum of (x) any accumulated deficit that would be shown on such balance sheet as at such date in accordance with GAAP and (y) the total amount that would be shown on such balance sheet as at such date in accordance with GAAP as goodwill, trademarks, trade names, patents, copyrights or other intangible assets.

            "Current Ratio" shall mean, with respect to any period, the ratio of
(i) the current assets of the Borrower and its consolidated Subsidiaries as at the last day of such period, to (ii) the current liabilities (including current maturities of long-term debt) of the Borrower and its consolidated Subsidiaries as at the last day of such period, determined in each case on a consolidated basis in accordance with GAAP.

            "Interest Coverage Ratio" shall mean, with respect to any period, the ratio of (i) the Consolidated EBITDA for such period, minus the aggregate amount of Capital Expenditures incurred by the Borrower and its consolidated Subsidiaries during such period, to (ii) Consolidated Interest Expense for such period.

            "Leverage Ratio" shall mean, with respect to any period, the ratio of (a) total Indebtedness of the Borrower and its consolidated Subsidiaries (other than Subordinated Debt) to (b) Consolidated Tangible Net Worth as at the end of such period.


                                    ARTICLE 8
                                EVENTS OF DEFAULT

            8.1     Events of Default.

            If one or more of the following events (each, an "Event of Default") shall occur:

            (a) The Borrower shall default in (i) the punctual payment when due (whether at stated maturity or otherwise) of any principal of any Loan or the punctual reimbursement when due (whether at the due date thereof or otherwise) of any LC Disbursement or (ii) the punctual payment when due of any interest on any Loan or LC Disbursement, any Fees or any other amounts payable by it hereunder, under any Note or under any other Loan Document and, in the case of a default in the payment of any amount specified in this clause (ii), such default shall continue unremedied for more than three (3) days after written notice is given by the Bank to the Borrower; or

            (b) The Borrower shall default in the due observance or performance of any term, covenant or agreement contained in Section 6.4(a) or Sections 6.10 through 6.22 (inclusive) or Article 7; provided, however, that failure to comply with the financial covenants set forth in subsection (b), (c) or (e) of Section
7.1 as at the end of any fiscal quarter shall not constitute an Event of Default hereunder if the Borrower is in compliance with such financial covenants by the earlier to occur of (i) the tenth day following the delivery to the Bank of the financial statements required to be delivered with respect to the last month of such fiscal quarter pursuant to Section 6.3(a) and (ii) the 55th day following the end of such fiscal quarter (such date herein called the "Outside Date") and furnishes to the Bank by the Outside Date a Compliance Certificate showing in detail satisfactory to the Bank the calculations necessary to determine such compliance, or

            (c) The Borrower shall default in the due observance or performance of any other term, covenant or agreement contained in this Agreement or any other Loan Document on its part to be observed or performed and such default shall continue unremedied for a period of 30 days after the earlier of (i) the first date on which the Borrower obtains knowledge thereof or (ii) written notice thereof is given to the Borrower by the Bank; or

            (d) Any representation or warranty made by the Borrower herein or in any other Loan Document, or any statement or representation made in any certificate, report or opinion delivered by the Borrower, or any officer of the Borrower pursuant to this Agreement or any other Loan Document shall prove to have been incorrect or misleading in any material respect when made; or

            (e) The Borrower or any of its Subsidiaries shall fail to make any payment when due (after giving effect to any applicable grace periods) on any Indebtedness aggregating at least $100,000 with respect to which the Borrower or any of its Domestic Subsidiaries is a primary obligor or a guarantor or which is secured by any assets of the Borrower or any of its Domestic Subsidiaries ("Material Indebtedness"); or any Material Indebtedness shall be accelerated or shall be required to be paid prior to the stated maturity thereof or prior to any regularly scheduled dates of payment, or shall be required to be purchased by the Borrower or any of its Subsidiaries prior to its stated maturity or regularly scheduled date of payment, or the Borrower or any of its Subsidiaries shall default in the performance of any term contained in, or any event or condition shall exist under, any agreement or instrument pursuant to which it has outstanding any Material Indebtedness if the effect of such default, event or condition is to cause, or permit holder(s) of such Indebtedness to cause (i) any Material Indebtedness to become due and payable prior to its stated maturity or regularly scheduled dates of payment or (ii) the Borrower or any of its Subsidiaries to be required to purchase or otherwise acquire any Material Indebtedness; or

            (f) The Borrower or any of its Subsidiaries shall be insolvent or shall generally cease paying, or be unable to pay, its debts as they become due or shall make any admission in writing to the foregoing effect; or a substantial part of the operations or business of the Borrower or any of its Subsidiaries shall be suspended and such suspension shall, in the opinion of the Bank, have a material adverse effect on the condition (financial or otherwise) or operations of the Borrower or on the ability of the Borrower to repay the Obligations; or the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or shall commence (as debtor) a case under the Federal Bankruptcy Code, or shall commence any proceeding with respect to itself, or a substantial portion of its properties or assets, under any other insolvency, bankruptcy, arrangement, reorganization, liquidation, dissolution or similar law of the United States or Canada or any other jurisdiction, or shall apply for a trustee, receiver or custodian (however named) for all or a substantial portion of its properties or assets for the purpose of general administration of such properties or assets for the benefit of creditors or for any other purpose or shall take any action to authorize any of the foregoing actions; or a court or competent jurisdiction in the premises shall enter an order for relief against the Borrower as a debtor in a case or proceeding under the Federal Bankruptcy Code or any similar law of the United States, or any other jurisdiction; or any case or proceeding under the Federal Bankruptcy Code or any other insolvency, bankruptcy, reorganization, arrangement, liquidation, dissolution or similar law of the United States, or any other jurisdiction shall be commenced against the Borrower or any of its Subsidiaries and such case or proceeding shall remain undismissed, undischarged or unbonded for 60 days or an order for relief shall be issued in any such case or proceeding or the Borrower or any of its Subsidiaries shall consent to or admit in writing the material allegations against it in any such case or proceeding; or any trustee, receiver or similar officer, however named, shall be appointed for all or a substantial part of the property of the Borrower or any of its Subsidiaries and the Borrower or any of its Subsidiaries, shall consent thereto or such trusteeship or receivership shall continue for a period of 60 days; or

            (g) One or more judgment or judgments for the payment of money the uninsured portion of which exceeds in the aggregate $100,000 shall be rendered against the Borrower or any of its Subsidiaries and shall not be stayed, released, discharged or fully bonded within 60 days after the issuance thereof; or

            (h) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(ii) any "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is reasonably likely to result in the termination of such Plan for purposes of Title IV of ERISA (other than a standard termination pursuant to Section 4041(b) of ERISA), (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or is reasonably likely to, incur any liability in connection with a withdrawal from, or the insolvency (within the meaning of Section 4245 of ERISA) or Reorganization of, a Multiemployer Plan, (vi) the occurrence or expected occurrence of any event or condition which results or is reasonably likely to result in the Borrower's or any Commonly Controlled Entity's becoming responsible for any liability in respect of a Former Plan, or (vii) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vii) above, such event or condition, together with all other such events or conditions, if any, could result in liability which could have a Material Adverse Effect; or

            (i) The Borrower or any of its Subsidiaries shall assert, or institute any proceedings seeking to establish, that any provision of any Loan Document is invalid, not binding or unenforceable; or

            (j) Any Security Document shall cease to be in full force and effect or shall cease to be effective to grant to the Bank a perfected security interest in the collateral described therein, with the priority purported to be created thereby;

            then, upon the happening of any of the foregoing Events of Default or at any time thereafter so long as any such Event of Default shall be continuing, the Bank, by a notice to the Borrower, may take any one or more of the following actions: (1) terminate the Commitment, whereupon the Commitment shall immediately terminate and/or (2) declare the outstanding principal amount of the Loans and all interest accrued thereon, the reimbursement of the LC Disbursements and all interest accrued thereon, and all fees and other amounts payable hereunder or under any of the other Loan Documents to be immediately due and payable, whereupon said principal, interest, fees and other amounts shall become immediately due and payable and/or (3) require that the Borrower Cash Collateralize all Letters of Credit then outstanding, whereupon the amount of such cash collateral shall become immediately due and payable; provided, however, that upon the happening of any event specified in clause (f) above the Commitment shall immediately terminate and the Loans, the LC Disbursements, all accrued interest thereon and all fees and other amounts payable hereunder or under any other Loan Document, shall be immediately due and payable, and the Borrower shall immediately Cash Collateralize all Letters of Credit then outstanding, all without declaration or other notice to the Borrower.

            8.2     Waivers.

            The Borrower hereby waives, to the extent permitted by applicable law, (a) all presentments, demands for performance, notices of nonperformance (except to the extent required by the provisions of this Agreement or of any other Loan Document), protests, notices of protest, notices of intent to accelerate and notices of dishonor in connection with the Notes and the Loans and (b) any requirement of diligence or promptness on the part of the Bank in the enforcement of its rights under the provisions of this Agreement, the Notes or any other Loan Document.

                                    ARTICLE 9
                                  MISCELLANEOUS

            9.1     Notices.

            All notices, requests, demands, instructions, directions and other communications provided for hereunder shall be in writing (which term shall include telecopied communications) and shall be telecopied or delivered by hand or overnight courier to the applicable party at the address or telecopier number specified for such party on the signature pages hereto or, as to any party, to such other address or telecopier number as such party shall specify by a notice in writing to the other parties hereto delivered in accordance with the provisions of this Section 9.1. Each notice, request, demand, instruction, direction or other communication provided for hereunder shall be deemed delivered (a) if by hand or overnight courier, when delivered to the applicable party at such address, and (b) if by telecopy, when sent to the applicable party at such telecopier number.

            9.2     Expenses, Indemnity.

            (a) The Borrower agrees to pay, promptly upon demand of the Bank, whether or not the transactions contemplated hereby are consummated, the following fees, disbursements, costs, expenses, taxes and charges: (i) the reasonable fees and disbursements of counsel for the Bank (including reasonable fees and disbursement of outside counsel and reasonable allocated costs of in-house counsel) in connection with the preparation of this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby, (ii) the reasonable fees and disbursements of counsel for the Bank (including reasonable fees and disbursement of outside counsel and reasonable allocated costs of in-house counsel) in connection with any amendment, supplement or modification of this Agreement or of any other Loan Document, and any consent or waiver hereunder or thereunder (or any such instrument which is proposed but not executed and delivered); (iii) all reasonable costs and expenses incurred by the Bank in connection with due diligence conducted by it in preparation for entering into this Agreement or any amendment or waiver relating hereto or to any other Loan Document and (iv) all reasonable expenses incurred by the Bank in connection with the performance of any inspections, field examinations or audits performed by the Bank or any of its agents or representatives with respect to the Borrower, its books and records, or any of its assets (including the inspections, examinations and audits referred to in Article 6 and the preparation of reports with respect thereto), and (v) all recording and release taxes, all transfer taxes, all documentary, stamp, intangible and similar taxes (other than income or franchise taxes), all search filing and recording fees and taxes, and any other excise or property taxes, charges, or similar taxes at any time payable in respect of this Agreement or any other Loan Document, the incurrence of obligations hereunder and under the other Loan Documents, or any payment made hereunder or under any other Loan Document (collectively, the "Other Taxes"). The Borrower further agrees to pay, promptly upon demand by the Bank, all expenses incurred by the Bank in connection with the enforcement or preservation of any rights and remedies with respect to the Borrower or any of its assets hereunder or under any other Loan Document, including all costs of collection, all reasonable fees and disbursements of outside counsel, all reasonable allocated costs of in-house counsel, and all out-of-pocket expenses of the Bank. The Bank hereby acknowledges that it has previously received on account the sum of $10,000, which sum shall be applied by the Bank to the partial payment of fees and expenses (including legal expenses) incurred by it in connection with the performance of pre-closing field audits and the preparation of this Agreement and the other Loan Documents.

            (b) The Borrower agrees to indemnify the Bank and each Person, if any, controlling the Bank, and each of their respective directors, officers, employees, attorneys and agents (each of the foregoing herein called an "Indemnitee") against, and to hold each Indemnitee harmless from (i) any losses, liabilities, damages, claims, costs and expenses (collectively, "Losses") suffered or incurred by such Indemnitee arising out of, resulting from or in any manner connected with, the execution, delivery and performance of this Agreement or any other Loan Document, the making or maintenance of any Loans, the issuing or maintenance of any Letter of Credit, or any transaction related to or consummated in connection with this Agreement, the Loans or the Letters of Credit, including any Losses suffered or incurred by such Indemnitee arising out of or related to the violation of, noncompliance with or liability under, any Environmental Laws or any orders, requirements or demands of Governmental Authorities related thereto, or in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation, under any Environmental Laws or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, other than Losses arising out of or relating to the gross negligence or willful misconduct of such Indemnitee; (ii) any and all Losses (including, without limitation, all reasonable fees and disbursements of counsel with whom any Indemnitee may consult in connection therewith and all expenses of litigation or preparation therefor) that any Indemnitee may incur or which may be asserted against any Indemnitee in connection with any litigation or investigation involving or relating to the Borrower, any of its Subsidiaries, any of its Affiliates or any of its officers, directors, employees or agents, or any of its assets, other than Losses arising out of or relating to the gross negligence or willful misconduct of such Indemnitee; and (iii) the full amount of any Other Taxes paid by the Bank and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Other Taxes were correctly or legally asserted, which relate to this Agreement or any other Loan Document or the credit facilities provided hereunder.

            (c) The  covenants  contained in clauses (a) and (b) of this Section
9.2 shall be in addition to any other obligations or liabilities of the Borrower to the Bank hereunder, under any other Loan Document, or at common law or otherwise and shall survive the termination of the Commitment, the expiration of the Letters of Credit and the repayment of the Obligations.

            9.3     Amendments and Waivers.and Waivers

            This Agreement may not be amended or modified except by an instrument in writing signed by the Borrower and the Bank.

            9.4     Waivers.

            No failure on the part of the Bank to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof or of any Event of Default, nor shall any single or partial exercise by the Bank of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall, of itself, entitle the Borrower to any other or further notice or demand in similar or other circumstances. No course of dealing between the Borrower and the Bank shall operate as a waiver of the Bank's rights under this Agreement or any other Loan Document or with respect to any of the Borrower's obligations hereunder or thereunder. If notice, whether before or after an Event of Default has occurred, is required by law to be given by the Bank to the Borrower, the parties hereto agree that, except as otherwise provided in any Loan Document or required by law, five (5) days' notice given in the manner provided in Section 9.1 shall be reasonable notice.

            9.5     Cumulative Remedies.

            This Agreement and the obligations of the Borrower hereunder are in addition to and not in substitution for any other obligations or security interests now or hereafter held by the Bank and shall not affect the rights, remedies or powers of the Bank in respect of any obligation or other security interest held by the Bank. The remedies herein provided are cumulative and are not exclusive of any remedy provided by law.

            9.6         Survival.

            All covenants, agreements, representations and warranties made hereunder and in the other Loan Documents (or in any amendment, modification or supplement hereto or thereto) and in any certificate delivered pursuant hereto or such other Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans and issuance of the Letters of Credit hereunder, and unless specified otherwise, shall continue in full force and effect until all of the Loans and all other Obligations shall have been indefeasibly paid in full, the Letters of Credit shall have expired or been terminated and the Commitments shall have been terminated.

            9.7     Successors and Assigns.

            This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and permitted assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement or under any other Loan Document without the prior written consent of the Bank. The Bank may freely assign its rights and remedies hereunder, under any Note or under any other Loan Document, in whole or in part, to any other Person (an "Assignee"), without the need for consent by the Borrower. Upon any such assignment, the relevant Assignee shall become a party hereto and, to the extent of the interest assigned to it, shall have all the rights and obligations of the Bank hereunder; provided, however, that no Assignee which as of the effective date of the assignment to it would be entitled to receive any greater payment under Sections
3.3 or 3.4 than the Bank would have been entitled to receive as of such date under said Section with respect to the interest assigned, shall be entitled to receive such greater payment unless the Borrower has consented in writing to the assignment.

            9.8     Set-off.

            In addition to any rights and remedies of the Bank provided by law, the Bank shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower, to the extent permitted by applicable law, upon the occurrence of an Event of Default to set off and appropriate and apply against any amount then due and payable by the Borrower to the Bank hereunder or under any other Loan Document, any and all deposits (general or special, time or demand, provisional or final), and any other credits, indebtedness or claims, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Bank or any branch or agency thereof to or for the credit or the account of the Borrower.

            9.9     GOVERNING LAW.

            THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

             9.10   JUDICIAL PROCEEDINGS.

            (A) THE BORROWER HEREBY EXPRESSLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS SITTING IN THE CITY OF NEW YORK, STATE OF NEW YORK IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING RELATING TO THIS AGREEMENT, ANY NOTE ANY OTHER LOAN DOCUMENT OR ANY INSTRUMENT OR DOCUMENT RELATING HERETO OR THERETO, AND, IN CONNECTION WITH ANY SUCH ACTION, SUIT OR PROCEEDING, AGREES THAT ANY PROCESS OR NOTICE OF MOTION OR OTHER APPLICATION TO ANY OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED UPON THE BORROWER WITHIN OR WITHOUT SUCH COURT'S JURISDICTION BY REGISTERED OR CERTIFIED MAIL, AT THE ADDRESS OF THE BORROWER SPECIFIED ON THE SIGNATURE PAGES HERETO (OR AT SUCH OTHER ADDRESS AS THE BORROWER SHALL SPECIFY BY A PRIOR NOTICE IN WRITING DELIVERED TO THE BANK IN ACCORDANCE WITH SECTION 8.1), PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED.

            (B) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY NOTE OR ANY OTHER LOAN DOCUMENT BROUGHT IN ANY FEDERAL OR STATE COURT SITTING IN THE CITY OF NEW YORK, STATE OF NEW YORK AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (C) NOTWITHSTANDING THE FOREGOING, THE BANK MAY SUE THE BORROWER IN ANY JURISDICTION WHERE THE BORROWER OR ANY OF ITS ASSETS MAY BE FOUND AND MAY SERVE LEGAL PROCESS UPON THE BORROWER IN ANY OTHER MANNER PERMITTED BY LAW.

            9.11 WAIVER OF JURY TRIAL.

            EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT, ANY NOTE OR ANY OTHER LOAN DOCUMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

            9.12  Further Assurances.

            At any time and from time to time, upon the request of the Bank, the Borrower shall execute, deliver and acknowledge, or cause to be executed, delivered and acknowledged, such further documents and instruments, and shall take or refrain from taking such other action, as the Bank may reasonably request in order to fully effect the purposes of this Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loans or the Letters of Credit.

            9.13    Integration Clause.

            This Agreement and the other Loan Documents embody the entire agreement and understanding among the Borrower and the Bank and supersede all prior agreements and understandings, whether written or oral, between the parties hereto relating to the subject matter of this Agreement.

            9.14    Severability.

            If any part of this Agreement is contrary to, prohibited by, or deemed invalid under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, without invalidating the remainder hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            9.15    Counterparts.

            This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

            9.16    Acknowledgements.

            The Borrower hereby acknowledges that:

            (a)  it  has  been   represented  and  advised  by  counsel  in  the
negotiation, execution and delivery of this Agreement and the other Loan Documents;

            (b) the Bank has no fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Bank, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

            (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby the Borrower and Bank.

            (d) This agreement contains a waiver of trial by jury. In waiving trial by jury, the Borrower hereby knowingly, intentionally, voluntarily, and unconditionally waives any and all rights it has or may have to trial by jury under the constitutions and laws of the United States and the State of New York.

      [Remainder of page intentionally left blank; signature page follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, as of the day and year first above written.

Address for Notices:                          V BAND CORPORATION
565 Taxter Road
Elmsford, New York  10523-2330
Attention:  Mr. Mark R. Hahn           By:    /s/Thomas E. Feil
Telephone: (914) 789-5017                     ----------------------
Telecopier: (914) 789-5068           Name:    Thomas E. Feil
                                    Title:    Chairman & Chief Executive Officer

Address for Notices:                          NATIONAL BANK OF CANADA,
125 West 55th Street                          NEW YORK BRANCH
New York, New York 10019
Attention:  Mr. Joseph A. Klapkowski
Telephone:  (212) 632-8551             By:   /s/Gaetan R. Frosina
Telecopier: (212) 632-8545                   --------------------
                                     Name:   Gaetan R. Frosina
                                    Title:   Vice President



                                       By:   /s/Joseph A. Klapkowski
                                             -----------------------
                                     Name:   Joseph A. Klapkowski
                                    Title:   Assistant Vice President

                                                                      SCHEDULE I


                               DISCLOSURE SCHEDULE


         1. The authorized, issued and outstanding shares of capital stock of the Borrower and each of its Subsidiaries, and the direct or indirect ownership of such shares, are as follows:

                                       BORROWER
                               (a New York corporation)

Beneficial                Number of                       Percentage
Owner                     Shares Owned       Class          of Class
----------                ------------       -----         ---------
Various Persons           5,328,303          Common          100%


                                  LICOM INCORPORATED
                               (a Delaware corporation)

Beneficial                Number of                       Percentage
Owner                     Shares Owned       Class          of Class
----------                ------------       -----         ---------
Borrower                       100           Common          100%


                                   V BAND NE, INC.
                               (a New York corporation)

Beneficial                Number of                       Percentage
Owner                     Shares Owned       Class          of Class
----------                ------------       -----         ---------
Borrower                       100           Common          100%


                                V BAND SERVICES, INC.
                               (a New York corporation)

Beneficial                Number of                        Percentage
Owner                     Shares Owned       Class          of Class
----------                ------------       -----         ---------
Borrower                      ---            Common          100%


                                      V BAND PLC
                         (registered in England No. 1855636)

Beneficial                Number of                        Percentage
Owner                     Shares Owned       Class          of Class
----------                ------------       -----         ---------
Borrower                     50,049          Ordinary         App.
Licom                             1          Ordinary

                                   VBI CORPORATION
                          (a U.S. Virgin Island corporation)

Beneficial                Number of                       Percentage
Owner                     Shares Owned       Class          of Class
----------                ------------       -----         ---------
Borrower                      1,000          Common          100%

         Options to purchase shares of the Borrower's common stock have been issued to employees, officers, directors, and consultants of the Borrower.

         2. Liabilities of the Borrower or any of its Subsidiaries which are not shown on the balance sheet delivered to the Bank pursuant to Section 4.5:

            The Borrower and its Subsidiaries have material obligations and liabilities to customers, suppliers, landlords, employees, and other incurred in the ordinary course of business which are not required to be reflected in the Borrowers balance sheet.

         3. The Borrower and the following Subsidiaries are currently undergoing the following tax audits:

            The Borrower is undergoing a New York State Franchise Tax audit for the period November 1, 1990 through October 31, 1993. The Borrower has recently received from the New York State Department of Taxation and Finance a "Summary of Additional Taxes and Interest" in the amount of $84,576, with interest computed through March 1, 1997. This document is currently being reviewed by the Borrower's outside tax accountants, Deloitte & Touch LLP.

            The Borrower recently received correspondence from the State of California Tax Board, with a statement reflecting an apparent balance due to the State of California of $23,454.74. Deloitte & Touch LLP is also reviewing the document.

         4. The  exceptions  to title and  financing  statement  referred  to in
Section 4.7:

            Under the terms of the System Sales Agreement (the NYMEX Agreement") by and between the New York Mercantile Exchange ("NYMEX") the Borrower, title to certain materials and equipment pre-purchased by the Borrower to be incorporated in the equipment being sold to NYMEX under the NYMEX Agreement is held by the Battery Park City Authority.

            The Borrower has indebtedness outstanding to Thomas E. Feil in the principal amount of $200,000 which is secured by an assignment of, and a security interest in, all of the Borrower's accounts receivable. Financing statements are on file in the Department of State of New York and Westchester County, New York relating to that security interest.

         5. Proceedings referred to in Section 4.8:

            In October 1994, the Borrower commenced an action against Technical Telephone Systems, Inc. ("TTSI") in New York State Supreme Court, New York County, for minimum payments due to the Borrower in the amount of $650,00 under a distribution agreement between the Borrower and TTSI. In November 1994, TTSI filed a counterclaim against the Borrower denying all allegation stated in the Borrower's complaint and alleging a breach of good faith and fair dealing by the Borrower, claiming damages of $1 million. The Borrower believes its claim against TTSI is meritorious and believes TTSI's counterclaim against the Borrower. Which the Borrower will vigorously defend, is without merit and will not have a material impact on the consolidated financial condition of the Borrower.

            By letter dated September 5, 1996, Telefonia Vazquez S.R.L. ("Telefonia Vazquez") has asserted a claim that the Borrower had violated certain exclusive sales rights it claims were granted to it in Argentina. In its letter, Telefonia Vazquez asserts a claim for an aggregate of $92,785.00 for the recovery of certain expenses and an aggregate of $2,000,000.00 in lost future profits and "business image loss." The Borrower received the letter after Telefonia Vazquez ordered, received, and failed to pay for, approximately $152,000 of the Borrower's equipment. While the September 5, 1996 letter threatens to initiate "pertinent legal action" the Borrower is not aware of any action taken to initiate litigation by Telefonia Vazquez. The Borrower believes its claim against Telefonia Vazquez is meritorious and intends to initiate a collection proceeding. The Borrower believes that the Claims made by Telefonia Vazquez against the Borrower are without merit and will not have a material impact on the consolidated financial condition of the Borrower.

         6. Collective bargaining agreements and other labor contracts referred to in Section 4.9:

            Agreement between V Band NE, Inc. and Local 2222 of the IBEW.

         7. The following events or conditions specified in Section 4.19 have occurred:

                                      NONE

         8. Environmental disclosures required by Section 4.20:

                                      NONE

         9. Indebtedness referred to in Sections 4.14:

            The Borrower has indebtedness outstanding to Thomas E. Feil in the principal amount of $200,000 which is secured by an assignment of, and a security interest in, all of the Borrower's accounts receivable.

            Obligations to the following entities relating to the following equipment, to the extent such obligations may constitute Indebtedness:

         Entity                                Equipment
         ------                                ---------

         GECC Refurbished Universal Dual In Line Package Insertion System with Expandable DIP IC Sequencer, Rotary Table Option, Board Error Correction Option, Auto Stick Option, and Three Model 6770 Forty Eight Station Add On Modules with Storage

                              Genrad  Test System Serial No. 125, Module 2283

         Copelco Credit       Ricoh 8880 Copier
         Corporation

         Interactive, Inc.    HP 9000 Model G40, US Robotics Sportster 14.4 Baud
                              Modem, HP-UX Operating System,  Unidata RDBMS-AE &
                              USAM   Print/Batch,   SB+  Runtime  &   Developer,
                              Manufacturer's   INFOFLO   Version  7.0,   INFOFLO
                              Manuals, and SB Termite Network Version

         AT&T Capital         Millennia Transport  Notebook, Millennia Series C,
         Leasing              Millennia  Series  B  Minitower,  17" Monitor, 15"
                              Monitor


         10. Liens referred to in Section 6.11:

            Any Liens arising under the obligations described in Paragraph 9 of the Disclosure Schedule.

                                                                       EXHIBIT A

                             FORM OF PROMISSORY NOTE



$4,000,000.00                                                       May 28, 1997

                    FOR VALUE RECEIVED, V BAND CORPORATION, a New York corporation (the "Borrower"), hereby promises to pay to the order of NATIONAL BANK OF CANADA, NEW YORK BRANCH (the "Bank"), at its office located at 125 West 55th Street, New York, New York 10019 (or at such other place as the holder hereof shall designate by a notice in writing to the Borrower) on May 28, 2000, the principal sum of Four Million Dollars ($4,000,000.00) or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Bank to the Borrower under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates specified in the Credit Agreement.

                    This Note is the Note referred to in the Credit Agreement dated as of May 28, 1997 (said Credit Agreement, as from time to time amended, herein called the "Credit Agreement") between the Borrower and the Bank. This
Note is secured by the Collateral referred to in the Credit Agreement and evidences Loans made by the Bank to the Borrower thereunder. Capitalized terms used in this Note and not otherwise defined herein have the respective meanings assigned to them in the Credit Agreement.

                    Upon the occurrence of an Event of Default under the Credit Agreement, the principal amount hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement. The Borrower may at its option prepay all or any part of the principal of this Note before maturity upon the terms provided in the Credit Agreement and shall make mandatory prepayments of this Note as required by the Credit Agreement.

                    THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

                                                          V BAND CORPORATION



                                                   By: _________________________
                                                 Name:
                                                Title:

                                                                     EXHIBIT B-1

                           FORM OF NOTICE OF BORROWING

                                                           _______________, 19__


National Bank of Canada,
New York Branch
125 West the Street
New York, New York  10019
Attention:  Mr. Joseph A. Klapkowski

Gentlemen:

                  The undersigned, V Band Corporation, a New York corporation, refers to the Credit Agreement dated as of May 28, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the undersigned and the Bank. Capitalized terms that are defined in the Credit Agreement and are not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  We hereby request a Loan under the Credit Agreement and in that connection set forth below the information relating to such Loan (the "Proposed Loan") as required by Section 2.2(b) of the Credit Agreement:

         (i)      The date of the Proposed Loan is ______________, 199__(1)

         (ii)     The amount of the Proposed Loan is $______________(2)

         (iii)    The Proposed Loan is comprised of _________________________(3)

         (iv)     The initial Interest Period shall be ______________________(4)

         (v) The proceeds of the Proposed Loan are to be disbursed to the following account of the Borrower: _______________________(5)


-----------

     (1)    Must be a Business Day.

     (2) Must be an integral multiple of $25,000 (for Borrowings comprised of Base Rate Loans) or an integral multiple of $100,000, not less than $500,000 (for Borrowings comprised of Eurodollar Loans).

     (3)    Specify Base Rate Loans or Eurodollar Loans.

     (4) Insert Interest Period of one, two or three months, ending no later than the Commitment Termination Date (applicable to Eurodollar Loans only).

     (5)    Insert number of Borrower's Operating Account.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Loan after giving effect to the Proposed Loan:

         (a) the Exposure does not and, after giving effect to the Proposed Loan, will not exceed the lesser of (x) the Commitment or (y) the Borrowing Base;

         (b) no event has occurred and is continuing, or would result from such Proposed Loan or from the application of the proceeds thereof, which constitutes a Default or an Event of Default;

         (c) the representations and warranties made in the Credit Agreement are true and correct in all material respects, both before and after giving effect to the Proposed Loan and the application of the proceeds thereof, as though made on and as of the date of such Proposed Loan, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); and

         (d)      all  conditions  precedent to the Proposed  Loan  specified in
                  Article 5 of the Credit Agreement have been satisfied.

                                                        Very truly yours,

                                                        V BAND CORPORATION


                                                  By:___________________________
                                                Name:
                                               Title:

                                                                     EXHIBIT B-2

                  FORM OF NOTICE OF CONVERSION OR CONTINUATION

                                                           _______________, 19__

National Bank of Canada,
New York Branch
125 West the Street
New York, New York  10019
Attention:  Mr. Joseph A. Klapkowski

Gentlemen:

                  The undersigned, V Band Corporation, a New York corporation, refers to the Credit Agreement dated as of May 28, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the undersigned and the Bank. Capitalized terms that are defined in the Credit Agreement and are not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  We hereby request pursuant to Section 2.3(a) of the Credit Agreement that the Designated Loans specified below [be converted into the Resulting Loans specified below on the Conversion Date specified below] [be continued as Loans of the same Type for the additional Interest Period specified below]:

A.       Designated Loans(6):

         Type:                          _________________

         Last day of Current
         Interest Period:               _________________ (7)

         Principal Amount:             $_________________



B.       Resulting Loans(8):

         Type:                          _________________


---------

         (6) If the Designated Loans are of more than one Type, provide the requested information for each Type of Designated Loan.

         (7)      Insert only if Designated Loans are Eurodollar Loans.

         (8) If the Resulting Loans are of more than one Type, provide the requested information for each Type of Resulting Loan.

         Initial Interest Period:       _________________ (9)

         Principal Amount:             $_________________ (10)

C.       Date of Requested
         Conversion/Continuation:       _________________ (11)

D.       Additional Interest Period: (5)_________________


                                                        Very truly yours,

                                                       V BAND CORPORATION


                                                  By:___________________________
                                                Name:
                                               Title:

----------


         (9) Insert Interest Period of one, two or three months, ending no later than the Commitment Termination Date (applicable to Eurodollar Loans only).

         (10)     Complete only if applicable.

         (11) Must be a Business Day and, if the Designated Loans are Eurodollar Loans, must be the last day of the Interest Period applicable thereto.

                                                                       EXHIBIT C


                         FORM OF COMPLIANCE CERTIFICATE



         I, ___________________ , the [Chief Executive Officer/Chief Financial Officer] of V Band Corporation, a New York corporation (the "Borrower"), hereby certify to National Bank of Canada, New York Branch (the "Bank") that:

         This Compliance Certificate is being delivered pursuant to Section 6.3(d) of the Credit Agreement, dated as of May 28, 1997, between the Borrower and the Bank (the "Credit Agreement") and accompanies the financial statements delivered by the Borrower to the Bank pursuant to Section 6.3 of the Credit Agreement as at the Determination Date (as hereafter defined). All capitalized terms which are defined in the Credit Agreement and are not otherwise defined herein have the respective meanings given to them in the Credit Agreement. Unless otherwise specified, all section numbers refer to sections of the Credit Agreement.

         1. [No condition or event exists on the date hereof which constitutes a Default and no such condition or event has occurred since the date of the last Compliance Certificate delivered to the Bank] or [The following Default has occurred and the Borrower has taken or proposes to take the following action with respect to it:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


         2. The Borrower is in compliance with the financial covenants set forth in Section 7.1 of the Credit Agreement.

         3. The calculations below accurately set forth the Borrower's Consolidated EBITDA, Leverage Ratio, Consolidated Tangible Net Worth, Interest Coverage Ratio, and Current Ratio as at ________________ (the "Determination Date") and for the fiscal quarter and Calculation Period then ended, all determined on a consolidated basis in accordance with GAAP, based upon the financial statements delivered by the Borrower to the Bank as at the Determination Date pursuant to Section 6.3 of the Credit Agreement:

Consolidated EBITDA:

1.       Actual:

         a. Consolidated net income for the fiscal quarter            $________

         b. Consolidated Interest Expense reflected in item a          ________

         c. Income tax payments and deferred income taxes
            reflected in item a                                        ________

         d. Depreciation, amortization and other non-cash charges reflected in item a

         e. Sum of items a, b, c and d                                 ________

         f. Actual Consolidated EBITDA:                               $________

2.       Required: Minimum Consolidated EBITDA
                  required under Section 7.1(a)                       $________

Leverage Ratio:

1.       Actual:

         a. Principal amount of Loans outstanding on
                  the Determination Date                              $________

         b. Other Indebtedness outstanding on the Determination Date   ________

         c. Subordinated Debt outstanding on the Determination Date    ________

         d. Total amount of senior Indebtedness outstanding on
                  the Determination Date (sum of a and b, minus c)     ________

         e. Borrower's Consolidated Tangible Net Worth as at
                  the Determination Date                               ________

         f. Actual leverage ratio (d divided by e)          ______       to 1.00


2.       Required:  Maximum Leverage Ratio permitted under  ______
         Section 7.1(b)                                                  to 1.00

Consolidated Tangible Net Worth:

1.       Actual (as at the Determination Date or, if the Determination
                  Date is not the end of a fiscal quarter, as at the end of the most recent fiscal quarter):

         a.  Par or stated value of Capital Stock, paid-in capital
                  or capital surplus and retained earnings (excluding
                  treasury stock and redeemable preferred or similar
                  Capital Stock) as at the Determination Date         $________

         b. Subordinated Debt as at the Determination Date             ________

         c. Actual net worth as at the Determination Date
           (sum of a and b)                                            ________

         d. Accumulated deficit as at the Determination Date

         e. Goodwill, trademarks, trade names, patents, copyrights, and other intangible assets as at the Determination Date

         f. Adjustments to net worth (sum of d and e)

         g. Actual Consolidated Tangible Net Worth as at
                  the Determination Date (c minus f)                  $________

2.       Required: Minimum Consolidated Tangible Net Worth
                  required under Section 7.1(c)                       $________


Interest Coverage Ratio:

1.       Actual:

         a. Consolidated EBITDA for Calculation Period                $________

         b. Aggregate amount of Capital Expenditures incurred
                  during Calculation Period                            ________

         c. Adjusted Consolidated EBITDA (a minus b)                   ________

         d. Consolidated Interest Expense for Calculation Period       ________

         e. Actual Interest Coverage Ratio (c divided by d)    _______   to 1.00

2.       Required: Minimum Interest Coverage Ratio required
                  under Section 7.1(d)                         _______   to 1.00

Current Ratio:

1.       Actual:

         a. Current assets as at the Determination Date
            (if fiscal quarter-end)                                   $ _______

         b. Current liabilities as at the Determination Date            _______

         c. Actual Current Ratio as at the Determination Date
            (a divided by b)                                   _______   to 1.00

2.       Required: Minimum Current Ratio required under
         Section 7.1(e)                                        _______   to 1.00




Date: _______________                       _______________________________
                                            Name:
                                            Title:

                              SUBSIDIARY GUARANTEE

                  GUARANTEE dated as of May 28, 1997 among V Band NE, Inc., a New York corporation, V Band Services, Inc., a New York corporation, and Licom Incorporated, a Delaware corporation (each a "Guarantor" and collectively the "Guarantors") and National Bank of Canada, New York Branch (the "Bank").

                                    RECITALS:

                  A. V Band Corporation, a New York corporation, that is the parent company of the Guarantors (the "Borrower"), and the Bank are entering into a Credit Agreement, dated as of the date hereof (said Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") providing for the making of loans to and the issuance of letters of credit for the account of the Borrower in the amounts, and subject to the terms and conditions, specified in the Credit Agreement.

                  B. The execution and delivery of this Guarantee constitutes a condition precedent to the obligation of the Bank to continue to make Loans and issue Letters of Credit pursuant to the terms of the Credit Agreement.

                  C. The Borrower finances the operations of the Guarantors and provides various services and other benefits to the Guarantors, and accordingly the Guarantors will benefit from the execution and delivery of the Credit Agreement by securing access to sources of financing on favorable terms and at favorable rates, and by obtaining other material benefits.

                  ACCORDINGLY, in consideration of the premises, and in order to induce the Bank to execute and deliver the Credit Agreement and to make and maintain Loans and issue and maintain Letters of Credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby agrees with the Bank as follows:

                  1.       Defined Terms.

                  (a) Capitalized terms that are defined in the Credit Agreement and are not otherwise defined herein have the respective meanings given to them in the Credit Agreement and, in addition, the following terms have the following meanings:

                  "Credit Agreement" has the meaning specified in Recital A.

                  "Obligations" means all indebtedness and other liabilities and obligations of the Borrower under the Credit Agreement and the other Loan Documents including, without limitation, (i) the obligation to repay the Loans in full when due, (ii) the obligation to pay interest on the Loans and the LC Disbursements (including, without limitation, interest accrued on the Loans and the LC Disbursements after the commencement of a bankruptcy proceeding or any similar proceeding with respect to the Borrower) at the rates and on the dates specified in the Credit Agreement, (iii) the obligation to pay the Fees in full when due at the rates and on the dates specified in the Credit Agreement, (iv) the obligation to reimburse the Bank in full for any LC Disbursement as provided in the Credit Agreement, (v) the obligation to Cash Collateralize the Letters of Credit as provided in the Credit Agreement, (vi) the obligation to indemnify the Bank as provided in the Credit Agreement or any other Loan Document, (vii) the obligation to pay costs and expenses as provided in the Credit Agreement or any other Loan Document, and (viii) the obligation to pay all other amounts specified in the Credit Agreement or any other Loan Document.

                  (b) Unless otherwise expressly specified herein, defined terms denoting the singular number shall, when in the plural form, denote the plural number of the matter or item to which such defined terms refer, and vice-versa.

                  (c) Words of the neuter gender mean and include correlative words of the masculine and feminine gender.

                  (d) Section and Schedule headings used in this Guarantee are for convenience only and shall not affect the construction or meaning of any provisions of this Guarantee.

                  (e) Unless otherwise specified, the words "hereof", "herein", "hereunder" and other similar words refer to this Guarantee as a whole and not just to the Section, subsection or clause in which they are used; and the words "this Guarantee" refer to this Guarantee, as amended, restated, supplemented or otherwise modified from time to time.

                  (f)  Unless  otherwise  specified,   references  to  Sections,
Recitals and Schedules are references to Sections of, and Recitals and Schedules to, this Guarantee.

                  2.       Guarantee.

                  (a) Each Guarantor hereby irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance in full of the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any extension or renewal of any Obligation.

                  (b) Anything contained in this Guarantee to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of (a) intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and
(b) liabilities of such Guarantor that are subordinated in right of payment to the Obligations) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law, (ii) Section 2(c), (iii) the Security Agreement and the Intellectual Property Security Agreement or (iv) any other agreement providing for an equitable allocation among such Guarantor and the Borrower, the other Guarantors or any other Affiliates of the Borrower of obligations arising under this Guarantee, any other guarantees extended by such parties or any other Loan Documents.

                  (c) Each Guarantor (a "Contributing Guarantor") agrees that, in the event a payment shall be made by any other Guarantor under this Guarantee or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of the Bank and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in the Contribution Agreement or otherwise, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 22, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2(c) shall be subrogated to the rights of such Claiming Guarantor to the extent of such payment, subject to the subordination set forth in Section 3.

                  3.       Agreement to Pay; Subordination.

                  In furtherance of the foregoing and not in limitation of any other right that the Bank has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay to the Bank in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Bank as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, with respect to any indebtedness of the Borrower now or hereafter held by any Guarantor, after the occurrence and during the continuance of an Event of Default, no payment (whether of principal or interest, and whether before, after or in connection with any dissolution, winding up, liquidation or reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower) may be made, directly or indirectly, on such indebtedness until all the Obligations have been indefeasibly paid in full in cash. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

                  4.       Guarantee of Payment.

                  Each Guarantor hereby agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Bank to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Bank in favor of the Borrower or any other person.

                  5.       Guarantee Not Affected.

                  To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Bank to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of any Loan Document, any other guarantee or any other agreement, including with respect to any other Guarantor under this Guarantee or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Bank.

                  6.       Security.

                  Each of the Guarantors authorizes the Bank to (a) take and hold security for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors.

                  7.       No Discharge or Diminishment of Guarantee.

                  The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and to the fullest extent permitted by law, shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Bank to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the full, final and indefeasible payment in full in cash of all the Obligations).

                  8.       Defenses of Borrower Waived.

                  To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Bank may, at its election, foreclose on any security held by it by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to it against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

                  9.       Information.

                  Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that the Bank will not have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

                  10.      Representations and Warranties.

                  Each Guarantor hereby makes the following representations and warranties, which shall be deemed to be repeated and confirmed upon the creation of any Obligation:

                  (a)  All   representations   and  warranties  relating  to  it
contained in the Credit Agreement are true and correct.

                  (b) Its execution,  delivery and performance of this Guarantee and its guarantee of the Obligations pursuant hereto (i) have all been duly authorized by all requisite action of such Guarantor, (ii) do not require the approval of its stockholders and (iii) will not (1) violate any provision of law, or its certificate of incorporation or by-laws, (2) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, agreement or other instrument to which it is a party or by which it or any of its properties is bound, (3) violate any governmental or agency rule or regulation or any order of any court, tribunal or governmental agency or (4) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its properties or assets. No authorizations, approvals and consents of, and no filings and registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by such Guarantor of this Guarantee or for the validity or enforceability hereof. No consent of any Person is required in connection with the Guarantor's execution, delivery and performance of this Guarantee.

                  (c) This Guarantee constitutes the legal, valid and binding obligation of such Guarantor, enforceable against it in accordance with its terms.

                  11.      Exercise of Rights; Remedies Cumulative.

                  The Bank shall have the right in its sole discretion to determine which rights, security, liens, guaranties, security interests or remedies it shall retain, pursue, release, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of the other of them or any of the Bank's rights hereunder. The remedies herein provided are cumulative and not exclusive of any remedy provided by law.

                  12.      Notices.

                  All notices, requests, demands, instructions, directions and other communications provided for hereunder shall be in writing (which term shall include telecopied communications) and shall be sent by overnight courier, telecopied or hand delivered to the applicable party at the address set forth opposite such party's signature line below or, as to any party, to such other address as such party shall specify by a notice in writing to the other party hereto. Each notice, request, demand, instruction, direction or other communication provided for hereunder shall be deemed delivered (i) if by hand or overnight courier, when delivered to the applicable party at such address, and
(ii) if by telecopy, when sent to the applicable party at such address.

                  13.      Costs and Expenses.

                  The Guarantors jointly and severally agree to pay, on demand, whether or not any Event of Default shall have occurred and regardless of whether or not any proceeding to enforce this Guarantee or the Obligations shall have been commenced, all of the costs and expenses (including, without limitation, all fees and disbursements of legal counsel) (x) incurred by the Bank in connection with (i) the preparation of this Guarantee and any related instruments and documents or (ii) the preparation of any requested amendments to this Guarantee or waivers or consents in connection herewith or (y) incurred by the Bank in connection with the enforcement of this Guarantee. Any such costs and expenses so incurred by the Bank shall be a part of the Obligations.

                  14.      Successors and Assigns.

                  This Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Bank and its successors, transferees and assigns. No Guarantor may assign its rights or obligations hereunder or any portion thereof without the prior written consent of the Bank. The Bank may assign its rights and powers under this Guarantee with all or any of the Obligations owing to it and, in the event of such assignment, the assignee of such rights and powers, to the extent of such assignment, shall have the same rights and remedies hereunder as if originally named herein as the Bank.

                  15.      Severability.

                  If any part of this Guarantee is contrary to, prohibited by or deemed invalid under the applicable laws or regulations of any jurisdiction, such provision shall, as to such jurisdiction, be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible, and any such prohibition or invalidity in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  16.      Indemnification.

                  The Guarantors jointly and severally agree to pay, and to save the Bank harmless from, any and all liabilities, costs, expenses, losses or damages (including, without limitation, legal fees and expenses) which may be imposed on, incurred by or asserted against the Bank in connection with any of the transactions contemplated by this Guarantee or the enforcement of any of the terms hereof; provided, however, that no Guarantor shall be liable for any of the foregoing to the extent that they arise from the gross negligence or willful misconduct of the Bank.

                  17.      Survival; Termination.

                  (a) All covenants, agreements, representations and warranties made herein by any Guarantor shall survive the execution and delivery of this Guarantee and shall continue in full force and effect so long as the Bank has an obligation to make Loans or issue Letters of Credit under the terms of the Credit Agreement, any Letters of Credit remain outstanding or any of the Obligations remain unpaid.

                  (b) This Guarantee shall terminate when the Bank's obligations to make Loans and issue Letters of Credit under the Credit Agreement have terminated, all of the Letters of Credit have expired or been terminated and all of the Obligations have been paid in full; provided, however, that this Guarantee shall be reinstated if any payment in respect of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Creditor for any reason, including without limitation by reason of the insolvency, bankruptcy or reorganization of the Borrower, any Guarantor or any other Person.

                  18.      GOVERNING LAW.

                  THIS GUARANTEE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICT OF LAWS.

                  19.      SUBMISSION TO JURISDICTION.

                  (A) EACH GUARANTOR HEREBY EXPRESSLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS SITTING IN THE CITY OF NEW YORK, STATE OF NEW YORK, IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING RELATING TO THIS GUARANTEE, ANY INSTRUMENT OR DOCUMENT REFERRED TO HEREIN OR RELATED HERETO, AND IN CONNECTION THEREWITH AGREES THAT ANY PROCESS OR NOTICE OF MOTION OR OTHER APPLICATION TO ANY OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED UPON ANY GUARANTOR WITHIN OR WITHOUT SUCH COURT'S JURISDICTION BY REGISTERED OR CERTIFIED MAIL, AT THE ADDRESS OF SUCH GUARANTOR SPECIFIED IN
SECTION 12 (OR AT SUCH OTHER ADDRESS AS SUCH GUARANTOR SHALL SPECIFY BY A PRIOR NOTICE IN WRITING TO THE AGENT), PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED.

                  (B) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY INSTRUMENT OR DOCUMENT REFERRED TO HEREIN OR RELATED HERETO BROUGHT IN ANY FEDERAL OR STATE COURT SITTING IN THE CITY OF NEW YORK, STATE OF NEW YORK AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (C) NOTWITHSTANDING THE FOREGOING, THE BANK MAY SUE ANY GUARANTOR IN ANY JURISDICTION WHERE SUCH GUARANTOR OR ANY OF ITS ASSETS MAY BE FOUND AND MAY SERVE LEGAL PROCESS UPON ANY GUARANTOR IN ANY OTHER MANNER PERMITTED BY LAW.

                  20.      WAIVER OF JURY TRIAL.

                  EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTEE, ANY INSTRUMENT OR DOCUMENT REFERRED TO HEREIN OR RELATED HERETO, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                  21.      Execution in Counterparts.

                  This Guarantee may be executed in any number of counterparts and by different parties on separate counterparts, all of which when taken together shall constitute but one and the same agreement.

                  22.      Additional Guarantors.

                  Pursuant to Section 6.22 of the Credit Agreement, each Domestic Subsidiary of the Borrower that was not in existence on the date of the Credit Agreement is required to enter into this Guarantee as a Guarantor upon becoming a Subsidiary. Upon execution and delivery after the date hereof by the Bank and such a Subsidiary of a Supplement in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guarantee shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.

                  23.      Right of Setoff.

                  The Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Bank to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Guarantee and the other Loan Documents held by the Bank, irrespective of whether or not the Bank shall have made any demand under this Guarantee or any other Loan Document and although such obligations may be unmatured. The rights of the Bank under this Section 23 are in addition to other rights and remedies (including other rights of setoff) which the Bank may have.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                                       Guarantors:

Address:                                               V BAND NE, INC.

565 Taxter Road
Elmsford, New York 10523                         By:   /s/Tomas E. Feil
Attention: Mr. Mark R. Hahn                            ----------------
Telephone: (914) 789-5000                      Name:   Thomas E. Feil
Telecopier: (914) 789-5068                    Title:   President

Address:                                               V BAND SERVICES, INC.

565 Taxter Road
Elmsford, New York 10523                        By:    /s/Tomas E. Feil
Attention: Mr. Mark R. Hahn                            ----------------
Telephone: (914) 789-5000                     Name:    Thomas E. Feil
Telecopier: (914) 789-5068                   Title:    President



Address:                                               LICOM INCORPORATED

565 Taxter Road
Elmsford, New York 10523                        By:    /s/Tomas E. Feil
Attention: Mr. Mark R. Hahn                            ----------------
Telephone: (914) 789-5000                     Name:    Thomas E. Feil
Telecopier: (914) 789-5068                   Title:    President


                                                       Bank:

Address:                                               NATIONAL BANK OF CANADA,
125 West 55th Street                                   NEW YORK BRANCH
New York, New York 10019
Attention: Mr. Joseph A. Klapkowski
Telephone:  (212) 632-8551                      By:    /s/Gaetan R. Frosina
                                                       --------------------
Telecopier: (212) 632-8545                    Name:    Gaetan R. Frosina
                                             Title:    Vice President


                                                By:    /s/Joseph A. Klapkowski
                                                       -----------------------
                                              Name:    Joseph A. Klapkowski
                                             Title:    Assistant Vice President

                                                                      Annex 1 to
                                                          [Subsidiary Guarantee]
                                                            [Security Agreement]
                                      [Intellectual Property Security Agreement]
                                                        [Contribution Agreement]

                  SUPPLEMENT NO.     dated as of              , to

                  (a) the Subsidiary Guarantee dated as of May 28, 1997 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee") among V BAND NE, Inc., a New York corporation, V BAND SERVICES, INC., a New York corporation, and LICOM INCORPORATED, a Delaware corporation (each a "Subsidiary" and collectively the "Subsidiaries") and NATIONAL BANK OF CANADA, NEW YORK BRANCH (the "Bank"), and

                  (b) the Security Agreement dated as of May 28, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "General Security Agreement") by V BAND CORPORATION, a New York corporation (the "Borrower") and the Subsidiaries in favor of the Bank, and

                  (c) the Security Agreement-Patents, Trademarks and Copyrights dated as of May 28, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Intellectual Property Security Agreement") by the Borrower and the Subsidiaries in favor of the Bank, and

                  (d) the Contribution Agreement dated as of May 28, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Contribution Agreement") among the Borrower, the Subsidiaries and the Bank (the Subsidiary Guarantee, the General Security Agreement, the Intellectual Property Security Agreement and the Contribution Agreement herein collectively called the "Relevant Agreements" and each a "Relevant Agreement").

                                       RECITALS:

                  A. The Borrower and the Bank are entering into a Credit Agreement dated as of May 28, 1997 (said Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") providing for the making of loans to and the issuance of letters of credit for the account of the Borrower in the amounts, and subject to the terms and conditions, specified in the Credit Agreement.

                  B. The Borrower and the Subsidiaries have entered into the Relevant Agreements in order to induce the Bank to make loans to, and issue letters of credit for account of, the Borrower. Pursuant to Section 6.22 of the Credit Agreement, each Domestic Subsidiary of the Borrower that is subsequently acquired or organized is required to enter into the Subsidiary Guarantee as a Guarantor, the General Security Agreement and the Intellectual Property Security Agreement as a Debtor, and the Contribution Agreement as a Guarantor upon becoming a Subsidiary. Section 22 of the Subsidiary Guarantee, Section 27 of the General Security Agreement, Section 10 of the Intellectual Property Security Agreement, and Section 16 of the Contribution Agreement provide that additional Subsidiaries of the Borrower may become Guarantors under the Subsidiary Guarantee, Debtors under the General Security Agreement and the Intellectual Property Security Agreement, and Guarantors under the Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Subsidiary") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Subsidiary Guarantee, a Debtor under the General Security Agreement and the Intellectual Property Security Agreement, and a Guarantor under the Contribution Agreement in order to induce the Bank to make additional Loans and issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Now therefor, the New Subsidiary agrees as follows for the benefit of the Bank:

                  1.       Definitions.

                  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Relevant Agreements and the Credit Agreement.

                  2.       Agreement to be Bound by Relevant Agreements.

                  In  accordance  with Section 22 of the  Subsidiary  Guarantee,
Section 27 of the General Security Agreement, Section 10 of the Intellectual Property Security Agreement, and Section 16 of the Contribution Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Subsidiary Guarantee, a Debtor under the General Security Agreement and the Intellectual Property Security Agreement, and a Guarantor under the Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, Debtor or Guarantor, as the case may be, and the New Subsidiary hereby agrees to all the terms and provisions of Subsidiary Guarantee, the General Security Agreement, the Intellectual Property Security Agreement and the Contribution Agreement applicable to it as a Guarantor, Debtor or Guarantor, as the case may be, thereunder. Each reference to a "Guarantor" in the Subsidiary Guarantee, a "Debtor" in the General Security Agreement or the Intellectual Property Security Agreement, or a "Guarantor" in the Contribution Agreement shall be deemed to include the New Subsidiary. Each Relevant Agreement is hereby incorporated herein by reference.

                  3.       Representations and Warranties.

                  The New Subsidiary represents and warrants to the Bank that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  4.       Miscellaneous.

                  (a) This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Bank shall have received a counterpart of this Supplement signed by the New Subsidiary.

                  (b) Except as expressly supplemented hereby, each Relevant Agreement shall remain in full force and effect.

                  (c) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CONFLICT OF LAWS.

                  (d) In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Relevant Agreements shall not in any way be affected or impaired.

                  (e) All communications and notices hereunder shall be in writing and given as provided in the Relevant Agreements. All communications and notices hereunder to the New Subsidiary shall be given to it at the address set forth next to its signature.

                  (f) The New Subsidiary agrees to reimburse the Bank for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Bank.

                  IN WITNESS WHEREOF, the New Subsidiary has duly executed this Supplement to the Subsidiary Guarantee, the General Security Agreement, the Intellectual Property Security Agreement, and the Contribution Agreement as of the day and year first above written.

Address:                                             [Name of New Subsidiary]

----------------------
______________________              By: __________________________
______________________                  Name:
Attention: _____________                Title:
Telecopier: ____________

                           GENERAL SECURITY AGREEMENT


                  SECURITY AGREEMENT dated as of May 28, 1997 by V BAND CORPORATION, a New York corporation (the "Borrower"), V BAND NE, INC., a New York corporation ("Northeast"), V BAND SERVICES, INC., a New York corporation ("Service") and LICOM INCORPORATED, a Delaware corporation ("Licom") (the Borrower, Northeast, Service and Licom herein collectively called the "Debtors", and each a "Debtor") in favor of NATIONAL BANK OF CANADA, NEW YORK BRANCH (the "Secured Party").

                                    RECITALS:

                  A. The Borrower and the Secured Party are entering into a Credit Agreement dated as of the date hereof (as it may be amended, modified or supplemented from time to time, the "Credit Agreement") providing for extensions of credit to the Borrower in the amounts, and subject to the terms and conditions, specified in the Credit Agreement.

                  B. The execution and delivery of this Security Agreement and the grant by the Debtors to the Secured Party of the security interests in their respective Collateral specified herein constitute conditions precedent to the obligation of the Secured Party to extend credit to the Borrower pursuant to the terms of the Credit Agreement.

                  ACCORDINGLY, in consideration of the premises, and in order to induce the Secured Party to execute and deliver the Credit Agreement and to extend credit to the Debtor pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtors hereby agree with the Secured Party as follows:

                  1. Defined Terms. (a) Capitalized terms that are defined in the Credit Agreement and are not otherwise defined herein have the respective meanings given to them in the Credit Agreement and, in addition, the following terms have the following meanings:

                  "Debtors" has the meaning specified in the Preamble.

                  "Chattel Paper" means any "chattel paper", as such term is defined in Section 9-105(b) of the UCC, now owned or hereafter acquired by the Debtors.

                  "Collateral" has the meaning specified in Section 2.

                  "Contract Rights" means any right of any Debtor to payment under a Contract not yet earned by performance and not evidenced by an Instrument or Chattel Paper, now in existence or hereafter arising (including, without limitation, (i) all rights of any Debtor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of any Debtor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of any Debtor to perform and to exercise all remedies thereunder).

                  "Contracts" means all contracts to which any Debtor is, or may at any time hereafter become, a party and all agreements and undertakings of any third parties in favor or for the benefit of any Debtor.

                  "Copyright Licenses" means any agreement, written or oral, naming any Debtor as licensor or licensee, granting any right to use any Copyright, now in existence or hereafter arising.

                  "Copyrights" means all of the following to the extent that any Debtor now has or hereafter acquires any right, title or interest therein: (i) all copyrights in all works, whether published or unpublished, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office, and (ii) all renewals thereof.

                  "Credit Agreement" has the meaning specified in Recital A.

                  "Debtor" and "Debtors" have the respective meanings specified in the preamble hereto.

                  "Documents" means any "documents",  as such term is defined in
Section 9-105(1) of the Uniform Commercial Code, now owned or hereafter acquired by any Debtor.

                  "Equipment" means all machinery, equipment and furniture now owned or hereafter acquired by any Debtor or in which any Debtor now has or hereafter may acquire any right, title or interest, and any and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in
Section 9-109(2) of the Uniform Commercial Code.

                  "Fixtures"  means any  "fixture",  as such term is  defined in
Section 9-313(1) of the Uniform Commercial Code, now owned or hereafter acquired by any Debtor.

                  "General Intangibles" means any "general intangibles", as such term is defined in Section 9-106 of the Uniform Commercial Code, now owned or hereafter acquired by any Debtor.

                  "Goods" means any "goods", as such term is defined in Section 9-105(1) of the Uniform Commercial Code, now owned or hereafter acquired by any Debtor .

                  "Instrument" means any "instrument", as such term is defined in Section 9-105(l)(i) of the Uniform Commercial Code, now owned or hereafter acquired by any Debtor.

                  "Intellectual Property" means, collectively, Patents, Patent Licenses, Trademarks, Trademark Licenses, Copyrights and Copyright Licenses.

                  "Inventory" means all inventory, wherever located, now owned or hereafter acquired by any Debtor or in which any Debtor now has or hereafter may acquire any right, title or interest, including, without limitation, all goods and other personal property now or hereafter owned by any Debtor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in any Debtor's business, or in the processing, packaging or shipping of the same, and all finished goods, including, but not limited to, all inventory as defined in Section 9-109(4) of the Uniform Commercial Code.

                  "Leases" means all leasehold interests held by any Debtor.

                  "Licenses" and "Licensing Agreements" means the Copyright Licenses and the Trademark Licenses.

                  "Patent  License"  means  any  agreement,   written  or  oral,
providing for the grant by or to any Debtor of any right to use any Patent, now in existence or hereafter arising.

                  "Patents" means (i) all patents and patent applications and the inventions and improvements described and claimed therein, and all patentable inventions, now owned or hereafter acquired or obtained by any Debtor, (ii) all registrations and recordings thereof, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, (iii) all reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, (iv) all income, royalties, damages or payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing,
(v) the right to sue for past, present and future infringements of any of the foregoing throughout the world, and (vi) all rights and obligations pursuant to any Patent License with respect thereto, whether any Debtor is a licensor or licensee under any such Patent License, and, subject to the terms of such licenses, the right to prepare for sale, sell and advertise for sale, all inventory now or hereafter owned by any Debtor and now or hereafter covered by such licenses.

                  "Proceeds" means (i) all "proceeds", as such term is defined in Section 9-306(1) of the Uniform Commercial Code, and (ii) to the extent not included in such definition, (1) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to any Debtor from time to time with respect to any of the Collateral, (2) all payments (in any form whatsoever) paid or payable to any Debtor from time to time in connection with any taking of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (3) all judgments in favor of any Debtor in respect of the Collateral, (4) any claim of any Debtor against third parties for past, present or future infringement or dilution of any Trademark or Trademark License, Copyright or Copyright License and (5) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

                  "Receivables"  means  all  accounts  receivable,  book  debts, notes, drafts, instruments, documents, acceptances and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to any Debtor (including, without limitation, under any trade names, styles or divisions thereof), whether arising out of goods sold by any Debtor or services rendered by it or from any other transaction, whether or not the same involves the sale of goods or performance of services by any Debtor (including, without limitation, any such obligation which would be characterized as an account, general intangible or chattel paper under the Uniform Commercial Code) and all of each Debtor's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for goods or services, and all of each Debtor's rights to any goods represented by any of the foregoing (including returned or repossessed goods and unpaid seller's rights) and all moneys due or to become due to any Debtor under all contracts for the sale of goods and/or the performance of services by it (whether or not yet earned by performance) or in connection with any other transaction, now in existence or hereafter arising, including without limitation the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any person or entity with respect to any of the foregoing.

                  "Trademark License" means any agreement, written or oral, providing for the grant by or to any Debtor of any right to use any Trademark, now in existence or hereafter arising.

                  "Trademarks" means (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired by any Debtor, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and (ii) all renewals thereof.

                  "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "Vehicles" means all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state, in which any Debtor has or hereafter acquires any right, title or interest, and all tires and other appurtenances to any of the foregoing.

                       (c) Unless otherwise expressly specified herein, defined terms denoting the singular number shall, when in the plural form, denote the plural number of the matter or item to which such defined terms refer, and vice-versa.

                       (d)  Words  of  the  neuter   gender   mean  and  include
correlative words of the masculine and feminine gender.

                       (e) The Table of Contents and Section and Schedule headings used in this Agreement are for convenience only and shall not affect the construction or meaning of any provisions of this Agreement.

                       (f) Unless otherwise specified, the words "hereof", "herein", "hereunder" and other similar words refer to this Agreement as a whole and not just to the Section, subsection or clause in which they are used; and the words "this Agreement" refer to this Security Agreement, as amended, modified or supplemented from time to time.

                       (g) Unless otherwise specified, references to Sections, Recitals and Schedules are references to Sections of, and Recitals and Schedules to, this Agreement.

                  2. Security Interest. As security for the due and punctual payment and performance of the Obligations, each Debtor hereby pledges and assigns to the Secured Party, and hereby grants to the Secured Party a first priority lien upon and a continuing first priority security interest in, all rights, title and interest of such Debtor in, to and under all personal property and fixtures of such Debtor, whether now owned or hereafter acquired by such Debtor and wherever located and whether now existing or hereafter arising or created (all such property and assets are herein collectively called the "Collateral"), including, without limitation, the following:

                       (a)    all Receivables of such Debtor;

                       (b)    all Inventory of such Debtor;

                       (c) all Equipment of such Debtor, including, without limitation, all Vehicles of such Debtor (excluding any Equipment subject to purchase money liens if the terms of the Indebtedness secured by such liens expressly prohibit such Debtor from granting any lien thereon or security interest therein and any Equipment subject to a capital lease which expressly prohibits such Debtor from granting any lien thereon or security interest therein);

                       (d) all Contracts and Contract Rights of such Debtor (excluding any Contract that expressly prohibits such Debtor from granting any lien thereon or security interest therein);

                       (e)    all Instruments and Chattel Paper of such Debtor;

                       (f) all General Intangibles of such Debtor, including, without limitation, all Intellectual Property of such Debtor;

                       (g)    all Leases of such Debtor;

                       (h)    all Fixtures of such Debtor;

                       (i)    all computers;

                       (j) all books and records (including, without limitation, computer programs, tapes and related electronic data processing software) relating to such Debtor's Receivables, Inventory, Equipment, Contracts, Intellectual Property and other assets; and

                       (k) to the extent not otherwise included, all cash and non-cash Proceeds and products of any of the foregoing.

                  3. Obligations Absolute. (a) Each Debtor hereby agrees that this Agreement shall be binding upon such Debtor, and the grant to the Secured Party of a security interest in such Debtor's Collateral hereunder shall be irrevocable and unconditional, irrespective of the validity, legality or enforceability of the Credit Agreement, the Note, any other Loan Document or any of the Obligations, the absence of any action to enforce the same, the waiver or consent by the Secured Party with respect to any provision thereof, the recovery of any judgment against any other Person, or any action to enforce the same or any other similar circumstances. Each Debtor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Borrower or any other Debtor, any notice to require a proceeding first against any other Person, protest or notice with respect to the Note or any other promissory notes or evidences of indebtedness secured hereby or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Agreement will remain in full force and effect so long as the Borrower may borrow or request the issuance of letters of credit under the Credit Agreement or any Obligations remain unpaid.

                       (b) Each Debtor agrees that, without notice to or further assent by such Debtor, the liability of any other Person for or upon any of the Obligations may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised or released by the Secured Party, as the Secured Party may deem advisable, and that any other collateral or liens securing any of the Obligations may, from time to time, in whole or in part (subject, in the case of such Debtor's Collateral, to the provisions of this Agreement), be exchanged, sold or surrendered by the Secured Party, as the Secured Party may deem advisable, all without impairing, abridging, affecting or diminishing this Agreement or the rights of the Secured Party hereunder or with respect to the Collateral.

                  4. Representations and Warranties. Each Debtor hereby makes the following representations and warranties, which shall be deemed to be repeated and confirmed upon the creation or acquisition by such Debtor of each item of Collateral and upon the creation of any Obligation:

                       (a) Such Debtor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full power and authority to own its properties and to carry on its business as now being conducted, is duly qualified to do business and is in good standing in each jurisdiction in which the character of its properties and the transaction of its business make such qualification necessary and where the failure to be so qualified would have a Material Adverse Effect, and has full power and authority to execute, deliver and perform this Agreement.

                       (b) Its execution, delivery and performance of this Security Agreement and the granting of the security interest in the Collateral hereunder (i) have all been duly authorized by all requisite action of such Debtor, (ii) do not require the approval of its stockholders and (iii) will not
(1) violate any provision of law, or its certificate of incorporation or by-laws, (2) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, agreement or other instrument to which it is a party or by which it or any of its properties is bound, (3) violate any governmental or agency rule or regulation or any order of any court, tribunal or governmental agency or (4) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the Collateral, except for the security interest created by this Agreement. No authorizations, approvals and consents of, and no filings and registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by such Debtor of this Security Agreement or for the validity or enforceability hereof. No consent of any party to any Contract or any account debtor in respect of any Receivable is required in connection with the execution, delivery and performance of this Agreement or the creation of a security interest in such Contract or Receivable pursuant hereto.

                       (c) This Security Agreement constitutes the legal, valid and binding obligation of such Debtor, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting enforceability of creditors rights generally and except as specific performance may be subject to equitable principles of general applicability. Except for Permitted Liens, this Security Agreement creates in favor of the Secured Party a valid first priority lien and first priority security interest in the Collateral, enforceable against such Debtor and all third parties and superior in right to all other security interests, liens, encumbrances, or charges, existing or future.

                       (d) Except for the security interest of the Secured Party therein, such Debtor is, and as to Collateral acquired from time to time after the date hereof such Debtor will be, the owner of all the Collateral, having good and marketable title thereto, free from any lien, security interest, encumbrance or other right, title or interest of any Person, other than Permitted Liens.

                       (e) Appropriate financing statements with respect to the security interest created hereunder have been or will be duly filed in all appropriate offices; no filing of any other financing statements or other instruments and no recording, filing or indexing of this Agreement is necessary or appropriate in order to preserve and protect the liens and security interests created or intended to be created by this Security Agreement as legal, valid and enforceable perfected liens on and security interests in the Collateral (other than filings or appropriate assignments with the United States Patent and Trademark Office or the United States Copyright Office with respect to Intellectual Property of such Debtor, if any).

                       (f) Except as set forth in the Disclosure Schedule, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office (other than in respect of Permitted Liens) covering any interest of such Debtor in the Collateral, or intended so to be, and so long as the Credit Agreement is in effect or any of the Obligations remain unpaid such Debtor will not execute, and will not permit the filing or the continued existence on file of any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to the Collateral in any public office, except financing statements filed or to be filed with respect to the security interest granted hereunder to the Secured Party or with respect to Permitted Liens.

                       (g) The chief executive office and principal place of business of such Debtor is located at the address set forth for it in Schedule
I. Schedule I lists the correct Federal Employer Identification Number of such Debtor and such Debtor has never used any other Federal Employer Identification Number other than that shown in Schedule I. The originals of all documents (as well as all duplicates thereof) evidencing or relating to the Receivables, Contracts, Leases and Intellectual Property and the only original books of account and records of such Debtor relating thereto are kept at the office or offices specified in Schedule I. All Inventory and Equipment are held on the date hereof at the locations specified in Schedule II. While owned by a Debtor, the Inventory and Equipment has either been in transit to, or located at, the locations specified in Schedule II.

                       (h) The name of such Debtor set forth in the preamble hereto is correct. Such Debtor is not currently doing, and has not at any time during the five years immediately preceding the date hereof done, business under any trade name or other assumed name. During the five years immediately preceding the date hereof such Debtor has not had any name other than its present name. Such Debtor has not merged or consolidated with any other entity during the five years immediately preceding the date hereof.

                       (i) None of the Collateral constitutes farm products (as such term is defined in Section 9-109(3) of the Uniform Commercial Code) or the Proceeds thereof.

                       (j) None of the account debtors on any Receivables, and none of the parties to any Contracts, is a governmental entity.

                       (k) To such Debtor's knowledge, the information, schedules, exhibits and reports furnished by any Debtor to the Secured Party in connection with the negotiation and preparation of this Agreement did not contain any omissions or misstatements of fact which would make the statements contained therein misleading or incomplete in any material respect.

                  5. Covenants. (a) At all reasonable times the Secured Party shall have full access to, and the right to audit, check, inspect and make abstracts and copies of, each Debtor's books, records, audits, correspondence and all other papers and computer tapes and programs relating to the Collateral. The Secured Party shall have the right to confirm and verify the Receivables and other Collateral and to do whatever the Secured Party may deem necessary to protect the Secured Party's interests and each Debtor shall furnish such assistance and information as the Secured Party may require in connection therewith. The Secured Party or its agent may enter from time to time the premises of each Debtor at any reasonable time during business hours for the purpose of inspecting the Collateral and any and all records pertaining thereto.

                       (b) Each Debtor will keep the Collateral, at its own expense, in good repair and condition, and will not misuse, abuse or waste the Collateral or allow the Collateral to deteriorate (or permit any of the foregoing), except for normal wear and tear, and will make the Collateral available for inspection by the Secured Party at all reasonable times during business hours.

                       (c) Each Debtor shall comply in all material respects with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Collateral or any part thereof or to the operation of its business; provided, however, that any Debtor may contest any act, regulation, order, decree or direction in any reasonable manner which shall not in the reasonable opinion of the Secured Party adversely affect the Secured Party's rights or the first priority of the Secured Party's security interest in the Collateral.

                       (d) Each Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies), except that no such charge need be paid if (i) the validity thereof is being contested by any Debtor in good faith by appropriate proceedings, (ii) such proceedings do not involve, in the reasonable opinion of the Secured Party, any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against in accordance with generally accepted accounting principles.

                       (e) No Debtor will create, permit or suffer to exist, and each Debtor will defend the Collateral against, and take such other action as is necessary to remove, any lien, security interest or encumbrance on the Collateral, other than Permitted Liens, and each Debtor will defend the right, title and interest of the Secured Party in and to any of such Debtor's rights to the Collateral against the claims and demands of all Persons whomsoever claiming an interest therein adverse to the Secured Party, other than holders of Permitted Liens.

                       (f) Each Debtor will advise the Secured Party promptly, in reasonable detail, of (i) any security interest, lien or encumbrance placed on or asserted against any of the Collateral, (ii) any material change in the composition of the Collateral and (iii) the occurrence of any other event which could have a material effect on the aggregate value of the Collateral or on the security interest created by any Debtor hereunder.

                       (g) No Debtor will (x) change the  location  specified in
Section 4(g) of its chief executive office, principal place of business or the office where records concerning its Receivables, Contracts, Leases or Intellectual Property are kept, (y) keep Inventory or Equipment at any location other than the location specified in Schedule II, or (z) change its name, identity or corporate structure, until, in each case, (i) it shall have given to the Secured Party not less than 30 days' prior written notice of its intention so to do, clearly describing such new location, name, identity or corporate structure and providing such other information in connection therewith as the Secured Party may reasonably request, and (ii) it shall have taken such other actions satisfactory to the Secured Party (including, without limitation, the delivery of additional financing statements duly signed by any Debtor), as are necessary to maintain the security interest of the Secured Party in the Collateral at all times senior and fully perfected and in full force and effect.

                       (h) Each Debtor will maintain its Vehicles, if any, in good operating condition, ordinary wear and tear excepted, and will provide all maintenance, service and repairs necessary for such purpose. No Vehicle shall be removed from the state which has issued the certificate of title or ownership therefor for a period in excess of four months. Within 15 days of any request therefor by the Secured Party, each Debtor will file all applications for certificates of title or ownership indicating the Secured Party's first priority security interest on the Vehicle covered by such certificate, and any other necessary documentation, in each office in each jurisdiction which the Secured Party shall deem advisable to perfect its security interests in the Vehicles.

                       (i) Each Debtor will furnish to the Secured Party within ten (10) days after any request therefor by the Secured Party, statements (prepared by any Debtor or, if the Secured Party so requires, by independent public accountants satisfactory to the Secured Party in form, substance and detail satisfactory to the Secured Party) of all Receivables of such Debtor (showing reconciliations, aging and test verifications thereof and trial balances therefor), itemized by account debtor, and of the location (and aggregate book value at each such location) of all Inventory of such Debtor, each such statement to be certified by its chief financial officer, and, promptly from time to time, such other information as the Secured Party may reasonably request regarding the Collateral and its operations, business, affairs and financial condition.

                       (j) No Debtor will sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except as permitted by Section 6.13 of the Credit Agreement.

                       (k) Each Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such lists, descriptions, schedules, invoices, warehouse receipts, bills of confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurance or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted by it, as the Secured Party in its reasonable judgment deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

                  6. Special Provisions Concerning Receivables. (a) As of the time when any Receivable arises, each Debtor shall be deemed to have warranted as to such Receivable that such Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be, and that each such Receivable (i) will represent the genuine, legal, valid and binding obligation of the account debtor thereon for the unpaid amount owed by such account debtor for the sale and delivery by such Debtor of the goods, or the performance by such Debtor of the services, listed therein, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein, (iii) will evidence true and undisputed obligations, enforceable in accordance with their respective terms and not subject to any defenses, set-offs or counterclaims known to such Debtor, or stamp or other taxes, except as shall be disclosed to the Secured Party, and (iv) will be, to the best knowledge of such Debtor, in compliance and will conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction. Each Debtor shall use its best efforts to take all steps necessary to preserve the liability of each account debtor, guarantor, endorser, obligor or secondary party on or with respect to the Receivables.

                       (b) Each Debtor will keep and maintain, at its own expense, satisfactory and complete records of the Receivables, including, but not limited to, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and each Debtor will make the same available to the Secured Party, at such Debtor's expense, at any and all reasonable times upon demand of the Secured Party. At the request of the Secured Party, each Debtor shall legend, in form and manner satisfactory to the Secured Party, its Receivables and its books, records and documents evidencing or pertaining to its Receivables with an appropriate reference to the fact that such Receivables have been assigned to the Secured Party and that the Secured Party has a security interest therein.

                       (c) No Debtor will rescind or cancel any indebtedness evidenced by any of the Receivables or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any of such Receivables or interest therein, without the prior written consent of the Secured Party, except as permitted by Section 6(e).

                       (d) Each Debtor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and will do nothing to impair the rights of the Secured Party in the Receivables.

                       (e) Each Debtor  will  endeavor to collect or cause to be
collected from the account debtor on each of its Receivables (including, without limitation, Receivables which are delinquent, such Receivables to be collected in accordance with generally accepted lawful collection procedures), as and when due, any and all amounts owing under or on account of such Receivables, except that prior to the occurrence of an Event of Default such Debtor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Debtor finds necessary in accordance with sound business and credit judgment and (ii) a refund or credit due as a result of returned or damaged inventory or improper or faulty performance of services. The costs and expenses (including attorney's fees) of collection, whether incurred by such Debtor or the Secured Party, shall be borne by the Debtors jointly and severally.

                       (f) Each Debtor shall, promptly upon learning thereof, report to the Secured Party all delays in performance, notices of default, claims made or disputes asserted by any account debtor or other obligor on any Receivable and any other matters materially affecting the value, enforceability or collectibility of any Receivable.

                       (g) The Secured Party is authorized and empowered in its sole discretion to accept the return of goods, if any, represented by any Receivable or contract rights, without notice to or consent by any Debtor, all without discharging or in any way affecting any Debtor's liability hereunder or on the Obligations.

                       (h) After the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right, without notice to (unless specifically provided for herein), or assent by, any Debtor, and without affecting the Obligations, in the name of any Debtor or in the name of the Secured Party or otherwise: (i) to notify any or all account debtors under any or all of the Receivables to make payment thereof directly to the Secured Party for the account of any Debtor or the Secured Party and to require any Debtor to forthwith give similar notice to the account debtors; (ii) to demand, collect, sue for, receive, compound and give acquittance for any of the Receivables or any part thereof; (iii) to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any of the Receivables; (iv) to endorse the name of any Debtor on any checks, drafts or other orders or instruments for the payment of moneys payable to any Debtor which shall be issued in respect of any Receivable; (v) to file any claims and commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Party to be necessary or advisable for the purpose of collecting or enforcing payment of any Receivable; (vi) to execute any instrument and do any and all other things necessary and proper to protect and preserve and realize upon the Receivables and the other rights contemplated hereby; (vii) to require any Debtor to forthwith account for and transmit to the Secured Party in the same form as received all proceeds (other than physical property) of collection of Receivables received by such Debtor and, until so transmitted, to hold the same in trust for the Secured Party and not commingle such proceeds with any other funds of such Debtor; (viii) to require any Debtor to deliver, at the expense of such Debtor or the Borrower, any or all papers, documents, correspondence, records and computer programs and tapes and other electronic data processing software evidencing or relating to such Debtor's Receivables to the Secured Party at a place designated by the Secured Party (and after delivery thereof such Debtor shall have no further claim to or interest in such Receivables); (ix) to notify the Post Office authorities to change the address for delivery of mail addressed to any Debtor to such address as the Secured Party may designate; and (x) to do all other acts and things necessary to carry out this Agreement. The Secured Party shall not be obligated to do any of the acts hereinabove authorized, but in the event that the Secured Party elects to do any such act, the Secured Party shall not be responsible to any Debtor except for its gross negligence or willful misconduct.

                       (i) If any Receivable of a Debtor becomes evidenced by a promissory note or similar instrument in the sum of more than $25,000, such Debtor will promptly notify the Secured Party thereof, and upon request by the Secured Party will promptly deliver such instrument to the Secured Party appropriately endorsed to the order of the Secured Party as further security for the payment in full of the Obligations.

                   7. Special Provisions Concerning Inventory and Equipment. (a) Each Debtor will at all times keep all of the Inventory and Equipment insured at its expense, to the Secured Party's satisfaction, against fire, theft, and all other risks to which the Inventory and Equipment may be subject; all policies or certificates with respect to such insurance shall be endorsed to the Secured Party's satisfaction for the benefit of the Secured Party, including, without limitation, by naming the Secured Party as loss payee, and evidence of such insurance satisfactory to the Secured Party shall be deposited with the Secured Party. If any Debtor shall fail to insure the Inventory and Equipment to the Secured Party's satisfaction, or if any Debtor shall fail so to endorse and deposit all policies or certificates with respect thereto in accordance herewith, the Secured Party shall have the right (but shall be under no obligation) to procure such insurance and each Debtor agrees to reimburse the Secured Party for all costs and expenses of procuring such insurance that it failed to procure. The Secured Party may, after consultation with the relevant Debtor, apply any proceeds of such insurance with respect to the Inventory and Equipment, when received by it, toward the payment of any of the Obligations, whether or not the same shall then be due. Each Debtor shall give immediate written notice to the insurers and to the Secured Party of any loss or damage to the Collateral or any part thereof and shall promptly file all necessary or appropriate proofs of loss with the insurers. Each Debtor hereby appoints the Secured Party the attorney-in-fact for such Debtor in obtaining, adjusting and cancelling any such insurance and endorsing settlement drafts.

                       (b) The Secured Party shall have the right, upon the occurrence and during the continuance of an Event of Default, without notice to (unless specifically provided for herein), or assent by, any Debtor but without affecting the Obligations, in the name of any Debtor or in the name of the Secured Party or otherwise: (i) upon notice to such effect, to require any Debtor to deliver, at the expense of such Debtor or the Borrower, any or all of the Inventory and Equipment of such Debtor to the Secured Party at a place designated by the Secured Party (and after delivery thereof such Debtor shall have no further claim to or interest in such Inventory and Equipment); (ii) to take possession of any or all of the Inventory and Equipment and, for that purpose, to enter, with the aid and assistance of any Person, any premises where such Inventory and Equipment, or any part thereof, is, or may be, placed or assembled, to remove any such Inventory or Equipment, and to dispose of or store such Inventory or Equipment in such premises at the expense of the Debtors; and
(iii) to execute or endorse any instrument (including, without limitation, any invoice, bill of lading, and storage or warehouse receipt) and do all the things necessary and proper to protect and preserve and realize upon the Inventory and Equipment and the other rights contemplated hereby. The Secured Party shall not be obligated to do any of the acts hereinabove authorized, but in the event that the Secured Party elects to do any such act, the Secured Party shall not be responsible to any Debtor except for the Secured Party's own gross negligence or willful misconduct.

                       (c) Upon taking possession of any Inventory or Equipment pursuant hereto following the occurrence of an Event of Default, the Secured Party shall have the right to hold, store and/or use, manage, control and sell such Inventory or Equipment. Upon any such taking of possession of any Inventory or Equipment, the Secured Party may, from time to time at the expense of the Debtors, make all such repairs, replacements, alterations, additions and improvements to and of such Inventory or Equipment as the Secured Party may deem proper. In any such case, the Secured Party shall have the right to manage and control such Inventory or Equipment and to carry on the business and exercise all rights and powers of any Debtor respecting its Inventory and Equipment, all as the Secured Party shall deem best; and the Secured Party shall be entitled to collect and receive all issues, profits, fees, revenues and other income of the same and every part thereof. Such issues, profits, fees, revenues and other income shall be applied to pay the expenses incurred by the Secured Party or its agents in (i) holding such Inventory or Equipment; (ii) performing all repairs, replacements, alterations, additions and improvements which the Secured Party may be required or may elect to make, if any; and (iii) paying all taxes, assessments, insurance, warehouse fees and other charges upon such Inventory or Equipment or any part thereof, and all other payments, which the Secured Party may be required or authorized or elect to make (including legal costs and attorneys' fees). Any remaining rents, issues, profits, fees, revenues and other income shall be applied to the payment of the Obligations in accordance with
Section 11.

                   8. Financing Statements; Documentary Stamp Taxes. (a) Each Debtor agrees to sign and deliver to the Secured Party such financing statements, in form acceptable to the Secured Party, as the Secured Party may from time to time reasonably request or as are necessary in the opinion of the Secured Party to establish and maintain a valid, enforceable and perfected security interest in the Collateral and the other rights and security contemplated hereby which is superior and prior to the rights of all third Persons. The Debtors hereby jointly and severally agree to pay any applicable filing fees and related expenses. Each Debtor authorizes the Secured Party to file any such financing statements without the signature of such Debtor.

                       (b) Each Debtor agrees to procure, pay for, affix to any and all documents and cancel any documentary tax stamps or similar taxes required by, and in accordance with, applicable law, and the Debtors hereby jointly and severally agree to indemnify the Secured Party for and hold the Secured Party harmless against any liability (including interest and penalties) in respect of such taxes.

                   9. Additional Provisions Concerning Remedies and Sale of Collateral. (a) In addition to any rights and remedies contained herein or now or hereafter granted under applicable law and not by way of limitation of any such rights and remedies, upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction in addition to the rights and remedies provided herein. The Secured Party may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Party shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement.

                       (b) Upon the occurrence and during the continuance of any Event of Default the Secured Party shall have the right to seize and take possession of any Collateral (or any paper, documents, correspondence, computer tapes and programs and other electronic data processing software relating to the Collateral), and may enter the premises where such Collateral (or such paper, documents, correspondence, tapes, programs or software) are located for the purpose of effecting such seizure. The Secured Party shall not be liable to any Debtor for any damage suffered by such Debtor by reason thereof and the Debtors hereby jointly and severally agree to indemnify the Secured Party for any liability which may accrue to any Person by reason of such entry or seizure. At any time or from time to time after the occurrence and during the continuance of an Event of Default the Secured Party may hire and maintain on any of the premises of any Debtor a custodian or independent contractor selected by the Secured Party who shall have full authority to do all lawful acts necessary to protect the Secured Party's interests and to report to the Secured Party thereon. Each Debtor hereby agrees to cooperate with any such Person and to do whatever the Secured Party may reasonably request to preserve the Collateral. All expenses incurred by the Secured Party by reason of the employment of any such Person shall be payable by the Debtors, jointly and severally, and shall be secured hereby and shall be a part of the Obligations.

                       (c) Upon the occurrence and during the continuance of an Event of Default the Secured Party may, without obligation to resort to other security, at any time and from time to time, sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Party may determine, with the amounts realized from any such sale to be applied in the manner provided in Section 11. Each Debtor hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as required by law or as expressly provided herein), all of which (to the extent permitted by law) are hereby expressly waived. Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure involving the enforcement of this Agreement, (i) the Secured Party may bid for the property being sold, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, discharge a portion of the Obligations owing to the Secured Party in an amount equal to such purchase price; (ii) the Secured Party may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold; (iii) the Secured Party may make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold; but if so requested by the Secured Party or such purchaser, the appropriate Debtors shall ratify and confirm any such sale or transfer by executing and delivering to the Secured Party or such purchaser all property, deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request; (iv) all right, title, interest, claim and demand whatsoever, either in law or in equity or otherwise, of any Debtor of, in and to the property so sold shall be divested and such sale shall be a perpetual bar both at law and in equity against each Debtor, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under any Debtor, its successors or assigns; and (v) the receipt of the Secured Party or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his, its or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Secured Party or of such officers thereof, be obligated to see to the application of such purchase money or be in any way answerable or responsible for any loss, misapplication or non-application thereof.

                       (d) To the extent that it may lawfully do so, each Debtor agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or the Obligations, and each Debtor hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Secured Party in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force. In the event of any sale of Collateral pursuant to this Security Agreement by the Secured Party, the Secured Party shall, at least 10 days before such sale, give such Debtor written notice (which notice may be given by telecopier) of its intention to sell, except that, if the Secured Party shall determine in its sole discretion that any of the Collateral is perishable or threatens to decline speedily in value, any such sale may be made upon one day's written notice (which notice may be given by telecopier) to the Borrower.

                       (e) Each Debtor agrees that upon the occurrence of any Event of Default and at any time during the continuance thereof, any of the monies, deposit balances and other property of such Debtor held by, or coming into the possession of, the Secured Party may be applied (including, without limitation, by way of set-off) by the Secured Party to a reduction of the Obligations.

                  10. Secured Party Appointed Attorney-in-Fact. Each Debtor hereby appoints the Secured Party as such Debtor's attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Secured Party shall have the right and power, in its own name or as attorney-in-fact for such Debtor, (i) to take any of the actions specified in Section 6(h) or 7(b) under the circumstances described therein and (ii) generally, to do, at the Secured Party's option and at the expense of the Debtors, at any time, or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Secured Party's security interest therein; and each Debtor hereby ratifies all that the Secured Party, acting as attorney-in-fact for any Debtor, shall lawfully do or cause to be done by virtue hereof.

                  11. Application of Moneys; Reassignment of Collateral. Except as otherwise provided herein, all moneys which the Secured Party shall receive pursuant to this Agreement or with respect to the Collateral shall be applied in the following manner: First, to the payment of all costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement and the realization on such Collateral (including, without limitation, the fees and disbursements of the Secured Party's counsel and agents); and Second, to the payment of all other Obligations in such order and manner as the Secured Party shall determine. The balance, if any, of such moneys shall be paid over to the Borrower (for allocation to the Debtors, it being understood and agreed that the Secured Party shall have no obligation to determine how to allocate such balance among the Debtors) or as otherwise required by law or as directed by a court of competent jurisdiction. Upon the payment in full of the Obligations and the termination of this Agreement, all Collateral not sold or otherwise disposed of pursuant hereto shall, at the request of the Borrower and at the sole expense of the Debtors, be reassigned by the Secured Party to any Debtor specified by the Borrower (or as otherwise directed by a court of competent jurisdiction), without recourse and without any representations, warranties or agreements of any kind. Each Debtor shall remain liable to the Secured Party (in accordance with the terms of the Credit Agreement, in the case of the Borrower, and in accordance with the terms of the Subsidiary Guarantee, in the case of the other Debtors) for any deficiency remaining on the Obligations after the aforesaid application of such monies to the Obligations.

                  12. Exercise of Rights. The Secured Party shall have the right in its sole discretion to determine which rights, security, liens, guaranties, security interests or remedies it shall retain, pursue, release, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of the other of them or any of the Secured Party's rights hereunder.

                  13. Waivers, Amendments, Required Notices. Each Debtor hereby waives notice of acceptance of this Agreement, notice of nonpayment of any Obligations or of any Receivables or of any instrument relating thereto, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of Collateral received or delivered, or any other action taken in reliance hereon and all other demands and notices of any description, except such as are expressly provided for herein or which by applicable law may not be waived on the date hereof. No course of dealing between the Secured Party and any Debtor or any other Person, and no failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder, shall operate as a waiver thereof or as a waiver of any Event of Default, nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder or with respect to the Obligations preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No amendment or modification of this Agreement nor any waiver of any provision of this Agreement or consent to any departure by any Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Debtor in any case shall, of itself, entitle any Debtor to any other or further notice or demand in similar or other circumstances. If notice, whether before or after any Event of Default has occurred, is required by law to be given by the Secured Party to any Debtor, the Debtors agree that, unless otherwise specifically provided herein, five (5) days' notice given in the manner provided below shall be reasonable notice.

                  14. Cumulative Rights and Remedies. This Agreement and the liens and security interests granted hereunder are in addition to and not in substitution for any other security interest or collateral now or hereafter held by or on behalf of the Secured Party to secure the Obligations and shall not operate as a merger of any contract debt or suspend the fulfillment of or affect the rights, remedies or powers of the Secured Party in respect of the Obligations or any other security interests held by the Secured Party for the fulfillment thereof. The remedies herein provided are cumulative and not exclusive of any remedy provided by law.

                  15. Notices. All notices, requests, demands, instructions, directions and other communications provided for hereunder shall be in writing (which term shall include telecopied communications) and shall be telecopied or delivered by hand or overnight courier to the applicable party at the address specified below for such party:

                       If to any Debtor, at:

                              c/o V Band Corporation
                              565 Taxter Road
                              Elmsford, New York 10523-2330
                              Attention: Mr. Mark R. Hahn
                              Telephone No.: (914) 789-5000
                              Telecopier No.:  (914) 789-5068

                       If to the Secured Party, at:

                              National Bank of Canada, New York Branch
                              125 W. 55th Street
                              New York, New York 10019
                              Attention: Mr. Joseph A. Klapkowski
                              Telephone No.: (212) 632-8551
                              Telecopier No.: (212) 632-8545

or, as to any party, to such other address as such party shall specify by a notice in writing to the other party hereto. Each notice, request, demand, instruction, direction or other communication provided for hereunder shall be deemed delivered (i) if by hand or overnight courier, when delivered to the applicable party at such address, and (ii) if by telecopy, when sent to the applicable party at such telecopier number.

                  16. Costs and Expenses. (a) Each Debtor agrees to pay, on demand, whether or not any Event of Default shall have occurred and regardless of whether or not any proceeding to enforce this Agreement or the Obligations shall have been commenced, all of the costs and expenses (including, without limitation, all reasonable fees and disbursements of legal counsel) incurred by the Secured Party in connection with (i) the preparation of this Agreement and any related financing statements and other instruments and documents, (ii) the enforcement of this Agreement and the security interests granted hereunder,
(iii) any filings or recordings with respect to the security interests granted hereunder (including all filing and recording fees, stamp taxes, recording taxes and intangible property taxes), (iv) the receipt of proceeds of the Receivables hereunder, (v) the care and preservation of the Collateral, (vi) the sale or other disposition of, or other realization upon, the Collateral, or (vii) the preparation of any requested amendments to this Agreement or waivers or consents in connection herewith. Any such costs and expenses so incurred by the Bank shall be secured hereby and be a part of the Obligations.

                       (b) If any lien or tax shall be claimed with respect to the Collateral which, in the opinion of the Secured Party, may possibly create a valid obligation having priority over the security interest granted to it herein, the Secured Party may in its sole discretion and without notice to any Debtor pay such taxes and/or the amount secured by such lien and the amount of such payment shall be charged to the Borrower and added to the Obligations secured hereby: provided, however, that the Secured Party shall not make such payment with respect to any lien or tax being contested in good faith by any Debtor by appropriate proceedings if (i) such proceedings shall suspend the enforcement of such lien or collection of such tax, (ii) no part of such Debtor's rights in and under the Collateral shall be subject to sale, forfeiture or diminution, and (iii) such Debtor shall have furnished such security that is not part of the Collateral as may be required in such proceedings or reasonably requested by the Secured Party.

                       (c) Upon any failure by any Debtor to perform any of its duties and obligations hereunder, the Secured Party may, but shall not be obligated to, perform any or all of such duties, and the Debtors shall pay to the Secured Party, forthwith upon written demand therefor, an amount equal to the cash or out-of-pocket expense incurred by the Secured Party in so doing plus interest thereon, from the date such expense is incurred until it is paid in full at a rate per annum equal to the highest rate of interest payable by the Borrower from time to time on the Obligations.

                  17. Successors and Assigns. This Agreement shall be binding upon each Debtor and its successors and assigns and shall inure to the benefit of the Secured Party and its successors, transferees and assigns. No Debtor may assign its rights or obligations hereunder or any portion thereof without the prior written consent of the Secured Party. The Secured Party may assign its rights and powers under this Agreement with all or any of the Obligations and, in the event of such assignment, the assignee of such rights and powers, to the extent of such assignment, shall have the same rights and remedies hereunder, and shall be secured hereby to the same extent, as if originally named herein in the place of the Secured Party.

                  18. Severability. If any part of this Agreement is contrary to, prohibited by or deemed invalid under the applicable laws or regulations of any jurisdiction, such provision shall, as to such jurisdiction, be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible, and any such prohibition or invalidity in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  19. No Assumption of Duties; Limitation on Liabilities; Preservation of Collateral. (a) Nothing herein contained shall be construed to constitute the Secured Party as any Debtor's agent for any purpose whatsoever except for the limited purposes of receiving proceeds of the Collateral as provided above. The Secured Party does not, by anything contained herein or in any assignment or otherwise, assume any Debtor's obligations under any Receivable or other Collateral or any contract or agreement relating thereto, and the Secured Party shall not be responsible in any way for any Debtor's performance of any of the terms and conditions thereof.

                       (b) Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable to any Person for any action taken or omitted by the Secured Party or its officers, directors, employees or agents hereunder or with respect to any transaction contemplated by this Agreement, except for the Secured Party's or such officers', directors', employees' or agents' gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Secured Party shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof unless due to the Secured Party's gross negligence or willful misconduct. The Secured Party shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof or for any damage resulting therefrom.

                       (c) The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Debtor or otherwise.

                  20. Indemnification. The Debtors hereby jointly and severally agree to pay, and to save the Secured Party harmless from, any and all liabilities, costs, expenses, losses or damages (including, without limitation, legal fees and expenses) which may be imposed on, incurred by or asserted against the Secured Party (i) with respect to, or resulting from, any delay by any Debtor in paying any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by any Debtor in complying with any requirement of law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement or the enforcement of any of the terms hereof in accordance with such terms. In any suit, proceeding or action brought by the Secured Party under or with respect to any Receivable, License or Contract for any sum owing thereunder, or to enforce any provisions of any Receivable, License or Contract, the Debtors will jointly and severally save, indemnify and keep the Secured Party harmless from and against all liabilities, costs, expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by any Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from any Debtor. Notwithstanding the foregoing, no Debtor shall be liable for any of the foregoing to the extent that they arise from the gross negligence or willful misconduct of the Secured Party.

                  21. Survival; Termination. (a) All covenants, agreements, representations and warranties made herein by any Debtor shall survive the execution and delivery of this Agreement and shall continue in full force and effect so long as the Secured Party has any obligation to make Loans under the terms of the Credit Agreement or any of the Obligations remain outstanding.

                       (b) This Agreement shall terminate when the Secured Party's obligation to make Loans under the terms of the Credit Agreement has terminated and all of the Obligations have been paid in full; provided, however, that this Agreement shall be reinstated if any payment in respect of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the Secured Party for any reason, including without limitation by reason of the insolvency, bankruptcy or reorganization of any Debtor or any other Person.

                  22. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

                  23. SUBMISSION TO JURISDICTION.

                       (A) EACH DEBTOR HEREBY EXPRESSLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS SITTING IN THE CITY OF NEW YORK, STATE OF NEW YORK, IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING RELATING TO THIS AGREEMENT, ANY INSTRUMENT OR DOCUMENT REFERRED TO HEREIN OR RELATED HERETO, OR ANY ITEM OF COLLATERAL, AND IN CONNECTION THEREWITH AGREES THAT ANY PROCESS OR NOTICE OF MOTION OR OTHER APPLICATION TO ANY OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED UPON ANY DEBTOR WITHIN OR WITHOUT SUCH COURT'S JURISDICTION BY REGISTERED OR CERTIFIED MAIL, AT THE ADDRESS OF SUCH DEBTOR SPECIFIED IN SECTION 17 HEREOF (OR AT SUCH OTHER ADDRESS AS SUCH DEBTOR SHALL SPECIFY BY A PRIOR NOTICE IN WRITING TO THE SECURED PARTY), PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED.

                       (B) EACH DEBTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT REFERRED TO HEREIN OR RELATED HERETO BROUGHT IN ANY FEDERAL OR STATE COURT SITTING IN THE CITY OF NEW YORK, STATE OF NEW YORK AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


                       (C) NOTWITHSTANDING THE FOREGOING, THE SECURED PARTY MAY SUE ANY DEBTOR IN ANY JURISDICTION WHERE SUCH DEBTOR OR ANY OF ITS ASSETS MAY BE FOUND AND MAY SERVE LEGAL PROCESS UPON ANY DEBTOR IN ANY OTHER MANNER PERMITTED BY LAW.

                  24. WAIVER OF JURY TRIAL.

                  EACH DEBTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT, ANY INSTRUMENT OR DOCUMENT REFERRED TO HEREIN OR RELATED HERETO, OR ANY ITEM OF COLLATERAL, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                  25. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, all of which when taken together shall constitute but one and the same agreement.

                  26. Joint and Several Obligations All payment and indemnification obligations of the Debtors hereunder shall be joint and several and each Debtor shall be responsible to the Secured Party hereunder for the full amount of such obligations.

                  27. Additional Debtors. Pursuant to Section 6.22 of the Credit Agreement, each Domestic Subsidiary of the Borrower that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Debtor upon becoming a Subsidiary. Upon execution and delivery after the date hereof by such Subsidiary of a Supplement in the form of Annex 1 hereto, such Subsidiary shall become a Debtor hereunder with the same force and effect as if originally named as a Debtor herein. The execution and delivery of any instrument adding an additional Debtor as a party to this Agreement shall not require the consent of any other Debtor hereunder. The rights and obligations of each Debtor hereunder shall remain in full force and effect notwithstanding the addition of any new Debtor as a party to this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                            [SIGNATURE PAGE FOLLOWS]

                  IN  WITNESS  WHEREOF,   each  party  hereto  has  caused  this
Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                            V BAND CORPORATION


                                        By: /s/Thomas E. Feil
                                            -----------------
                                      Name: Thomas E. Feil
                                     Title: Chairman and Chief Executive Officer

                                            V BAND NE, INC.


                                        By: /s/Thomas E. Feil
                                            -----------------
                                      Name: Thomas E. Feil
                                     Title: President

                                            V BAND SERVICES, INC.


                                        By: /s/Thomas E. Feil
                                            -----------------
                                      Name: Thomas E. Feil
                                     Title: President


                                            LICOM INCORPORATED


                                       By:  /s/Thomas E. Feil
                                            -----------------
                                     Name:  Thomas E. Feil
                                    Title:  President


Acknowledged and accepted:

NATIONAL BANK OF CANADA, NEW YORK BRANCH

   By: /s/Gaetan R. Frosina
       --------------------
 Name: Gaetan R. Frosina
Title: Vice President


   By: /s/Joseph A. Klapkowski
       -----------------------
 Name: Joseph A. Klapkowski
Title: Assistant Vice President

                                   SCHEDULE I

                               SCHEDULE OF OFFICES



1. Addresses of Debtors' chief executive offices and principal places of business:

   Name of Entry                            Mailing Address                             County         State
   -------------                            ---------------                             ------         -----
V Band Corporation                565 Taxter Road, Elmsford, NY 10523                  Westchester      NY

V Band Services, Inc.             58 West 40th Street, New York, NY 10018              New York         NY

V Band NE, Inc.                   112 Water Street, Boston, MA 02109                   Suffolk          MA

Licom Incorporated                565 Taxter Road, Elmsford, NY 10523                  Westchester      NY

2. Addresses of all offices where the original books of account and records of any Debtor relating to the Receivables, Contracts, Leases and Intellectual Property are kept:

   Name of Entry                            Mailing Address                             County         State
   -------------                            ---------------                             ------         -----
V Band Corporation                565 Taxter Road, Elmsford, NY 10523                  Westchester        NY
                                  3 Westchester Plaza, Elmsford, NY 10523              Westchester        NY
                                  58 West 40th Street, New York, NY 10018              New York           NY
                                  One Exchange Plaza, 55 Broadway New York, NY
                                  10006-0008                                           New York           NY
                                  208 S. LaSalle Street, Chicago, IL 60604             Cook               IL
                                  88 Kearny Street, San Francisco, CA 94108            San Francisco      CA

V Band Services, Inc.             58 West 40th Street, New York, NY 10018              New York           NY
                                  One Exchange Plaza, 55 Broadway New York, NY
                                  10006-0008                                           New York           NY

V Band NE, Inc.                   112 Water Street, Boston, MA 02109                   Suffolk            MA

Licom Incorporated                565 Taxter Road, Elmsford, NY 10523                  Westchester        NY

3.        Federal Tax Identification Numbers of the Debtors:

V Band Corporation     13-2990015

Licom Incorporated     54-1256093

V Band Services, Inc.  13-2990015

V Band NE, Inc.        13-3752313

                                               SCHEDULE II


                                     SCHEDULE OF INVENTORY LOCATIONS

   Name of Entry                        Mailing Address                             County         State
   -------------                        ---------------                             ------         -----
V Band Corporation             565 Taxer Road, Elmsford, NY 10523                 Westchester        NY
                               3 Westchester Plaza, Elmsford, NY 10523            Westchester        NY
                               58 West 40th Street, New York, NY 10018
                               One Exchange Plaza, 55 Broadway, New York, NY      New York           NY
                               10006-0008
                               208 S. LaSalle Street, Chicago, IL 60604           New York           NY
                               88 Kearny Street, San Francisco, CA 94108          Cook               IL

                                                                                  San Francisco      CA
V Band Services, Inc.          58 West 40th Street, New York, NY 10018
                               One Exchange Place                                 New York           NY
                                                                                  New York           NY
V Band NE, Inc.                112 Water Street, Boston, MA 02109                 Suffolk            MA
Licom Incorporated             565 Taxter Road, Elmsford, NY 10523                Westchester        NY
Ogden Atlantic Design          150 Corporate Drive, Binghamton, NY 13904
                                                                                  Broome             NY
Kimchuk Incorporated           Commerce Industrial Park, Corporate Drive,
                               Danbury, CT 06810-4130                             Fairfield          CT
IEC Electronics Corporation    105 Norton Street, Newark, NY 14513-0271
                                                                                  Wayne              NY
AI Aecutek, Inc.               350 11th Street, S.W., Arab, Alabama 35016         Marshall           AL

                                                                      Annex 1 to
                                                          [Subsidiary Guarantee]
                                                            [Security Agreement]
                                      [Intellectual Property Security Agreement]
                                                        [Contribution Agreement]

                  SUPPLEMENT NO.     dated as of              , to

                  (g) the Subsidiary Guarantee dated as of May 28, 1997 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee") among V BAND NE, Inc., a New York corporation, V BAND SERVICES, INC., a New York corporation, and LICOM INCORPORATED, a Delaware corporation (each a "Subsidiary" and collectively the "Subsidiaries") and NATIONAL BANK OF CANADA, NEW YORK BRANCH (the "Bank"), and

                  (h) the Security Agreement dated as of May 28, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "General Security Agreement") by V BAND CORPORATION, a New York corporation (the "Borrower") and the Subsidiaries in favor of the Bank, and

                  (i) the Security Agreement-Patents, Trademarks and Copyrights dated as of May 28, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Intellectual Property Security Agreement") by the Borrower and the Subsidiaries in favor of the Bank, and

                  (j) the Contribution Agreement dated as of May 28, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Contribution Agreement") among the Borrower, the Subsidiaries and the Bank (the Subsidiary Guarantee, the General Security Agreement, the Intellectual Property Security Agreement and the Contribution Agreement herein collectively called the "Relevant Agreements" and each a "Relevant Agreement").

                                           RECITALS:

                  A. The Borrower and the Bank are entering into a Credit Agreement dated as of May 28, 1997 (said Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") providing for the making of loans to and the issuance of letters of credit for the account of the Borrower in the amounts, and subject to the terms and conditions, specified in the Credit Agreement.

                  B. The Borrower and the Subsidiaries have entered into the Relevant Agreements in order to induce the Bank to make loans to, and issue letters of credit for account of, the Borrower. Pursuant to Section 6.22 of the Credit Agreement, each Domestic Subsidiary of the Borrower that is subsequently acquired or organized is required to enter into the Subsidiary Guarantee as a Guarantor, the General Security Agreement and the Intellectual Property Security Agreement as a Debtor, and the Contribution Agreement as a Guarantor upon becoming a Subsidiary. Section 22 of the Subsidiary Guarantee, Section 27 of the General Security Agreement, Section 10 of the Intellectual Property Security Agreement, and Section 16 of the Contribution Agreement provide that additional Subsidiaries of the Borrower may become Guarantors under the Subsidiary Guarantee, Debtors under the General Security Agreement and the Intellectual Property Security Agreement, and Guarantors under the Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Subsidiary") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Subsidiary Guarantee, a Debtor under the General Security Agreement and the Intellectual Property Security Agreement, and a Guarantor under the Contribution Agreement in order to induce the Bank to make additional Loans and issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Now therefor, the New Subsidiary agrees as follows for the benefit of the Bank:

                  1.   Definitions.

                  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Relevant Agreements and the Credit Agreement.

                  2.   Agreement to be Bound by Relevant Agreements.

                  In  accordance  with Section 22 of the  Subsidiary  Guarantee,
Section 27 of the General Security Agreement, Section 10 of the Intellectual Property Security Agreement, and Section 16 of the Contribution Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Subsidiary Guarantee, a Debtor under the General Security Agreement and the Intellectual Property Security Agreement, and a Guarantor under the Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, Debtor or Guarantor, as the case may be, and the New Subsidiary hereby agrees to all the terms and provisions of Subsidiary Guarantee, the General Security Agreement, the Intellectual Property Security Agreement and the Contribution Agreement applicable to it as a Guarantor, Debtor or Guarantor, as the case may be, thereunder. Each reference to a "Guarantor" in the Subsidiary Guarantee, a "Debtor" in the General Security Agreement or the Intellectual Property Security Agreement, or a "Guarantor" in the Contribution Agreement shall be deemed to include the New Subsidiary. Each Relevant Agreement is hereby incorporated herein by reference.

                  3.   Representations and Warranties.

                  The New Subsidiary represents and warrants to the Bank that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  4.   Miscellaneous.

                  (a) This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Bank shall have received a counterpart of this Supplement signed by the New Subsidiary.

                  (b) Except as expressly supplemented hereby, each Relevant Agreement shall remain in full force and effect.

                  (c) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CONFLICT OF LAWS.

                  (d) In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Relevant Agreements shall not in any way be affected or impaired.

                  (e) All communications and notices hereunder shall be in writing and given as provided in the Relevant Agreements. All communications and notices hereunder to the New Subsidiary shall be given to it at the address set forth next to its signature.

                  (f) The New Subsidiary agrees to reimburse the Bank for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Bank.

                  IN WITNESS WHEREOF, the New Subsidiary has duly executed this Supplement to the Subsidiary Guarantee, the General Security Agreement, the Intellectual Property Security Agreement, and the Contribution Agreement as of the day and year first above written.

      Address:                                 [Name of New Subsidiary]


______________________                   By: __________________________
______________________                 Name:
Attention: _____________              Title:
Telecopier: ____________

             SECURITY AGREEMENT - PATENTS, TRADEMARKS AND COPYRIGHTS


                  Security Agreement - Patents, Trademarks and Copyrights, dated as of May 28, 1997, among V Band Corporation, a New York corporation (the "Borrower"), V Band NE, Inc., a New York corporation ("Northeast"), V Band Services, Inc., a New York corporation ("Service") and Licom Incorporated, a Delaware corporation ("Licom") (the Borrower, Northeast, Service and Licom herein collectively called the "Debtors", and each a "Debtor"), and National Bank of Canada, New York Branch (the "Secured Party").

                                    RECITALS

         A. The  Borrower  and the  Secured  Party  are  entering  into a Credit
Agreement dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), providing for extensions of credit to the Borrower in the amounts, and subject to the terms and conditions, specified in the Credit Agreement.

         B. The execution and delivery of this Security Agreement-Patents, Trademarks and Copyrights and the grant by each Debtor to the Secured Party of a security interest in the Collateral specified herein constitute conditions precedent to the obligation of the Secured Party to extend credit to the Borrower pursuant to the terms of the Credit Agreement.

         ACCORDINGLY, in consideration of the premises, and in order to induce the Secured Party to execute and deliver the Credit Agreement and to extend and maintain credit to the Borrower thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as collateral security for the full and prompt payment and performance of all Obligations, as hereinafter defined, each Debtor hereby mortgages, pledges and assigns to the Secured Party, and hereby grants to the Secured Party a security interest in, all of such Debtor's right, title and interest in and to (i) each of the Trademarks (as hereinafter defined), and the goodwill of the business symbolized by each of the Trademarks; (ii) each of the Copyrights (as hereinafter defined) and all registrations and recordings thereof; (iii) all customer lists and other records of such Debtor relating to the distribution of products bearing or including any Trademark or Copyright; (iv) each of the Patents (as hereinafter defined); and (iv) any and all receivables and other proceeds of the foregoing, including, without limitation, any claims by such Debtor against third parties for infringement of any Trademark, Copyright or Patent (collectively, the "Collateral").

                  1. Defined Terms. (a) Capitalized terms that are defined in the Credit Agreement and are not otherwise defined herein have the respective meanings given to them in the Credit Agreement and, in addition, the following terms have the following meanings:

                  "Collateral" has the meaning specified in the paragraph immediately preceding Section 1 hereof.

                  "Copyrights" means (i) all copyrights of any Debtor, whether now in existence or at any time hereafter created or acquired, including without limitation all copyrights listed on Schedule C annexed hereto and made a part hereof, (ii) all registrations and recordings thereof, including without limitation registrations and recordings in the United States Copyright Office or any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, (iii) all applications in connection therewith, including without limitation applications submitted to or filed in the United States Copyright Office or any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, (iv) all reissues, extensions or renewals thereof, (v) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (vi) the right to sue for past, present and future infringements thereof and (vii) all rights and obligations pursuant to any license agreements with respect thereto, whether such Debtor is a licensor or licensee under any such license agreements, including, without limitation, the licenses listed on Schedule A annexed hereto and made a part hereof, if any, and, subject to the terms of such licenses, the right to prepare for sale, sell and advertise for sale, all inventory now or hereafter owned by any Debtor and now or hereafter covered by such licenses.

                  "Event of Default" means any event which constitutes an Event of Default under, and as such term is defined in, the Credit Agreement, taking into account any applicable notice or grace period.

                  "Obligations" means all indebtedness, liabilities and obligations of any Debtor to the Secured Party under or pursuant to the Credit Agreement, the Note, the Subsidiary Guarantee, this Security Agreement or any other Loan Document, including without limitation the "Obligations" (as such term is defined in the Credit Agreement) and the obligations of the Debtors under the Subsidiary Guarantee.

                  "Patents" means (i) all patents and patent applications and the inventions and improvements described and claimed therein, and all patentable inventions, now owned or hereafter acquired or obtained by any Debtor, including without limitation the patents listed on Schedule A annexed hereto and made a part hereof, (ii) all registrations and recordings thereof, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, (iii) all reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, (iv) all income, royalties, damages or payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing, (v) the right to sue for past, present and future infringements of any of the foregoing throughout the world, and (vi) all rights and obligations pursuant to any license agreements with respect thereto, whether the relevant Debtor is a licensor or licensee under any such license agreements, including, without limitation, the licenses listed on said Schedule A and, subject to the terms of such licenses, the right to prepare for sale, sell and advertise for sale, all inventory now or hereafter owned by any Debtor and now or hereafter covered by such licenses.

                  "Trademarks" means (i) all trademarks, trade names, trade styles, and service marks of any Debtor, whether now owned or hereafter acquired or created, including without limitation all trademarks described on Schedule B annexed hereto and made a part hereof, all prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all applications, registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States
Patent and Trademark Office or any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, (ii) all reissues, extensions or renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof and (v) all rights and obligations pursuant to any license agreements with respect thereto, whether the relevant Debtor is a licensor or licensee under any such license agreements, including, without limitation, the licenses listed on said Schedule B and, subject to the terms of such licenses, the right to prepare for sale, sell and advertise for sale, all inventory now or hereafter owned by any Debtor and now or hereafter covered by such licenses.

                  2. Representations, Warranties and Covenants. Each Debtor hereby represents, warrants, covenants and agrees as follows:

                  (a) Except as may be disclosed in the Credit Agreement, each Debtor has the sole, full and clear title to the Trademarks, Copyrights and Patents listed as owned by it in the Schedules hereto in the United States for the goods and services covered by the registrations thereof and such registrations are valid and subsisting and in full force and effect.

                  (b) Each Debtor shall (and the Borrower shall cause each of the other Debtors to) perform all acts and execute all documents, including, without limitation, assignments for security in forms suitable for a filing with the United States Trademark Office and the United States Copyright Office, reasonably requested by the Secured Party at any time to evidence, perfect, maintain, record and enforce the Secured Party's interests in the Collateral or otherwise in furtherance of the provisions of this Agreement, and each Debtor hereby authorizes the Secured Party to execute and file one or more financing statements (and similar documents) or copies thereof or of this Security Agreement with respect to the Collateral signed only by the Secured Party.

                  (c) Except to the extent that the Secured Party, upon prior written notice from any Debtor, shall consent in writing, each Debtor (either itself or through licensees) will, consistent with sound business judgment, continue to use its Trademarks on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain its Trademarks in full force free from any claim of abandonment for nonuse and the Debtors will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                  (d) The Debtors hereby jointly and severally agree to reimburse the Secured Party promptly for any and all reasonable sums, costs, and expenses which the Secured Party may pay or incur pursuant to the provisions of this Agreement or in enforcing the Obligations or protecting the Collateral or the security interests granted hereunder, including, but not limited to, all filing or recording fees, governmental fees, court costs, collection charges, travel, and reasonable attorneys' fees, all of which shall be part of the Obligations and be payable on demand.

                  (e) Except as may be disclosed in the Credit Agreement, each Debtor has the right and power to make the assignments and to grant the security interests herein granted; and the Collateral is not now, and at all times hereafter will not be, subject to any liens, mortgages, assignments, security interests or encumbrances of any nature whatsoever, except Permitted Liens, and none of the Collateral is subject to any claim.

                  (f) Except to the extent that the Credit Agreement permits or the Secured Party, upon prior written request from any Debtor, shall consent in writing (which consent, in the case of a request for permission to grant a non-exclusive license, shall not be unreasonably withheld), no Debtor shall assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license or otherwise dispose of any of the Collateral, and nothing in this Agreement shall be deemed a consent by the Secured Party to any such action except as expressly permitted herein.

                  (g) Each Debtor  shall (and the  Borrower  shall cause each of the other Debtors to) take all necessary steps, consistent with sound business judgment, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain each application and registration of the Trademarks, Copyrights and Patents, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraph 2(c) hereof).

                  (h) The Debtors assume all responsibility and liability arising from the use of the Trademarks, Copyrights or Patents, and hereby agree to indemnify and hold the Secured Party harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by any of the Debtors (or any affiliate or subsidiary thereof) in connection with, or which bears or includes, any Trademark, Copyright or Patent or out of the manufacture, promotion, labelling, sale or advertisement of any such product by any of the Debtors (or any affiliate or subsidiary thereof). Each Debtor agrees that the Secured Party does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by any Debtor, and each Debtor hereby agrees to indemnify and hold the Secured Party harmless with respect to any and all claims by any person relating thereto.

                  (i) The Secured Party may, in its sole discretion, but shall have no obligation to, pay any reasonable amount or do any act required of any Debtor hereunder or deemed necessary or appropriate by the Secured Party to preserve, defend, protect, maintain, record or enforce any Debtor's obligations contained herein, the Obligations, the Collateral, or the rights, title and interests granted to the Secured Party herein, and which any Debtor fails to do or pay (after notice, if required, and the expiration of any applicable grace period), and any such payment shall be deemed an advance by the Secured Party to the Borrower, shall constitute part of the Obligations, and shall be payable on demand together with interest at the highest rate then payable on the Obligations.

                  (j) Each Debtor agrees that if it, or any affiliate or subsidiary thereof, learns of any use by any person of any term or design likely to cause confusion with any Trademark, it shall promptly notify the Secured Party of such use and, if requested by the Secured Party, shall join with the Secured Party, at such Debtor's expense, in such action as the Secured Party, in its reasonable discretion, may deem advisable for the protection of the Secured Party's interests in and to the Trademarks.

                  (k) All licenses of its Trademarks, Copyrights or Patents which any Debtor has granted to third parties are set forth in the Schedules hereto.

                  (l) The Trademarks, Copyrights and Patents are subsisting, have not been adjudged invalid or unenforceable in whole or in part, and are not currently being challenged in any way.

                  (m) None of the Trademarks, Copyrights or Patents have lapsed or expired or have been abandoned or cancelled, whether due to any failure to pay any maintenance or other fees or make any filing or otherwise.

                  (n) Each of the Trademarks, Copyrights and Patents is valid and enforceable and the Debtors are not aware of any impairments to the Trademarks, Copyrights or Patents which would have a material effect on the validity and/or enforceability thereof.

                  (o) No claim has been made that the use of any of the Trademarks, Copyrights or Patents constitutes an infringement.

                  (p) Each Debtor will continue to use, consistent with past practice, proper statutory notice in connection with its use of the Trademarks.

                  (q)  Each  Debtor  will  use   standards  of  quality  in  its
manufacture of products sold under the Trademarks consistent with those currently employed by it.

                  (r) No Debtor shall adopt or use any mark which is confusingly similar or a colorable imitation of any Trademark unless it shall have granted to the Secured Party a perfected security interest in such mark pursuant to this Security Agreement.

                  (s) No Debtor will (either itself or through licensees) do any act, or omit to do any act, whereby any Copyright may become injected into the public domain. Each Debtor shall notify the Secured Party immediately if it knows, or has reason to know, that any Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding any Debtor's ownership of any such Copyright or its validity.

                  (t) Each Debtor shall promptly notify the Secured Party of any infringement of any Trademark, Copyright or Patent of which it becomes aware and shall take, consistent with sound business judgment, such actions as the Secured Party may reasonably require to protect such Trademark, Copyright or Patent including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

                  3. Continuing Liability under the Collateral. Each Debtor hereby expressly agrees that, anything herein to the contrary notwithstanding, it shall remain liable under each license, interest and obligation pledged by it to the Secured Party hereunder to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof. The Secured Party shall have no obligation or liability under any such license, interest or obligation by reason of or arising out of this Security Agreement or the receipt by the Secured Party of any payment relating to any such license, interest or obligation pursuant hereto nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of any Debtor thereunder or pursuant thereto, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any such license, interest or obligation, to present or file any claim or to take any action to collect or enforce any performance or the payment of any amounts that may have been granted to the Secured Party or to which the Secured Party may be entitled at any time or times.

                  4. Remedies. Upon the occurrence and during the continuation of an Event of Default after taking into account any applicable grace or cure period, in addition to all other rights and remedies of the Secured Party, whether contractual, at law, in equity or otherwise, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, any Debtor, the Secured Party shall have the following rights and remedies: (a) the Secured Party may at any time, upon written notice to any Debtor (with a copy to the Borrower, if such Debtor is not the Borrower), prohibit such Debtor from making any further use of the Trademarks or any mark similar thereto, the Copyrights or the Patents for any purpose; (b) the Secured Party may, at any time and from time to time, upon 10 days' prior notice to any Debtor (with a copy to the Borrower, if such Debtor is not the Borrower), license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Trademarks, Copyrights or Patents, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; (c) the Secured Party may, at any time and from time to time, upon 10 days' prior notice to any Debtor (with a copy to the Borrower, if such Debtor is not the Borrower), assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which the Secured Party shall, in its sole discretion, deem appropriate or proper; and (d) in addition to the foregoing, in order to implement the assignment, sale or other disposition of any of the Collateral pursuant to subparagraph 0(c) hereof, the Secured Party may, at any time, pursuant to the authority granted in the Special Power of Attorney described in paragraph 0 hereof (such authority becoming effective on the occurrence and remaining effective during the continuation as hereinabove provided of an Event of Default), execute and deliver on behalf of any Debtor one or more instruments of assignment of some or all of the
Collateral, in form suitable for filing, recording or registration in any country. Each Debtor hereby agrees to pay when due all reasonable costs incurred in any such transfer of the Collateral or any portion thereof, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations. The Secured Party may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by the Secured Party, and then to the Obligations, in such order as to principal or interest as the Secured Party may desire; and each Debtor will remain liable, to the extent provided in the Credit Agreement (in the case of the Borrower) or the Subsidiary Guarantee (in the case of the other Debtors) and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations, and the balance of any expenses unpaid. In the event that there should be any excess proceeds over the Obligations, the Secured Party shall pay such excess to the Debtors or to such other person as may be required by law or by court order. Nothing herein contained shall be construed as requiring the Secured Party to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, each Debtor shall supply its customer lists and other records relating to its Trademarks, Copyrights and Patents or to the distribution of products bearing or including any of the Trademarks, Copyrights or Patents to the Secured Party or its designee.

                  5. Power of Attorney. Concurrently with the execution and delivery hereof, each Debtor will execute and deliver to the Secured Party a Special Power of Attorney substantially in the form of Exhibit I hereto for the implementation of the assignment, sale or other disposition of the Collateral or any portion thereof pursuant to paragraphs 0(c), 4(d) and 7 hereof and for the other purposes specified in such Power of Attorney, and each Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the power of attorney granted herein or therein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Secured Party.

                  6. Access to Media. For the purpose of enabling the Secured Party to exercise rights and remedies hereunder, each Debtor hereby grants to the Secured Party access upon the occurrence and during the continuance of an Event of Default (after taking into account any applicable grace or cure period) to all media in which any Collateral may be recorded or stored and to all computer equipment and software programs used for the compilation or printout thereof to the extent that such Debtor may lawfully do so, and hereby authorizes any and all custodians thereof to release such media to the Secured Party or in accordance with the Secured Party's instructions upon receipt of a letter executed by the Secured Party stating that an Event of Default has occurred and is continuing.

                  7. Grant of License to Use Trademarks, Copyrights and Patents. For the purpose of enabling the Secured Party to exercise its rights and remedies under this Agreement at such time as the Secured Party, without regard to this Section 0, shall be lawfully entitled to exercise such rights and remedies and for no other purpose, each Debtor hereby grants to the Secured Party, effective upon the occurrence of an Event of Default and notice by the Secured Party that it desires to exercise such rights and remedies, an irrevocable, exclusive license, exercisable without payment of royalty or other compensation to any of the Debtors, to use, assign, license or sublicense any of the Collateral, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. The rights and remedies of the Secured Party under this paragraph 7 shall be in addition to and not in substitution for the rights and remedies of the Secured Party under paragraph 4 hereof or any other rights or remedies of the Secured Party hereunder or as provided by law. All rights and remedies of the Secured Party under this Agreement are cumulative and not exclusive of each other or of any right or remedy provided by law.

                  8. Miscellaneous. No provision hereof may be modified, altered or limited except by a written instrument expressly referring to this Agreement and executed by all the parties hereto. No course of dealing between the Debtors or any of them and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under any other agreement or document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The execution and delivery of this Security Agreement has been duly authorized by the respective Boards of Directors of the Debtors and by any necessary vote or consent of stockholders thereof. This Security Agreement shall be binding upon the respective successors and assigns of the Debtors and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party and its successors and assigns. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND IN AND TO THE COLLATERAL SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE LAWS OF THE STATE OF NEW YORK. EACH DEBTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN SUCH STATE IN ANY ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT AND HEREBY IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY DISPUTE HEREUNDER. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

                  9. Joint and Several Obligations. All payment and indemnification obligations of the Debtors hereunder shall be joint and several and each Debtor shall be responsible to the Secured Party hereunder for the full amount of such obligations.

                  10. Additional Debtors. Pursuant to Section 6.22 of the Credit Agreement, each Domestic Subsidiary of the Borrower that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Debtor upon becoming a Subsidiary. Upon execution and delivery after the date hereof by such Subsidiary of a Supplement in the form of Annex 1 hereto, such Subsidiary shall become a Debtor hereunder with the same force and effect as if originally named as a Debtor herein. The execution and delivery of any instrument adding an additional Debtor as a party to this Agreement shall not require the consent of any other Debtor hereunder. The rights and obligations of each Debtor hereunder shall remain in full force and effect notwithstanding the addition of any new Debtor as a party to this Agreement.

         IN WITNESS WHEREOF, the Debtors and the Secured Party have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                            Debtors:


                                            V BAND CORPORATION


                                        By: /s/Thomas E. Feil
                                            -----------------
                                      Name: Thomas E. Feil
                                     Title: Chairman and Chief Executive Officer

                                            V BAND NE, INC.


                                        By: /s/Thomas E. Feil
                                            -----------------
                                      Name: Thomas E. Feil
                                     Title: President

                                            V BAND SERVICES, INC.


                                        By: /s/Thomas E. Feil
                                            -----------------
                                      Name: Thomas E. Feil
                                     Title: President


                                            LICOM INCORPORATED


                                       By:  /s/Thomas E. Feil
                                            -----------------
                                     Name:  Thomas E. Feil
                                    Title:  President


                                            Secured Party:

                                            NATIONAL BANK OF CANADA,
                                            NEW YORK BRANCH

                                       By: /s/Gaetan R. Frosina
                                           --------------------
                                     Name: Gaetan R. Frosina
                                    Title: Vice President


                                       By: /s/Joseph A. Klapkowski
                                           -----------------------
                                     Name: Joseph A. Klapkowski
                                    Title: Assistant Vice President

      Schedule A to Security Agreement - Patents, Trademarks and Copyrights

                               SCHEDULE OF PATENTS


I.       ISSUED PATENTS

COUNTRY               PATENT NO.            ISSUE DATE           INVENTOR(S)                   TITLE
-------               ----------            ----------           -----------                   -----
U.S.A.                Des. 349,709          08/16/94             Borrower              1994 Design of Power Deck

U.S.A.                Des. 333,822          03/09/93             Borrower              1993 Design of Viax DN

U.S.A.                5,151,896             09/29/92             Borrower              1992 System Digital Switch

U.S.A.                1,681,595             03/03/92             Borrower              1992 ProMX (Licom)

U.S.A.                5,089,937             02/18/92             Borrower              1992 Power Interface
                                                                                       Apparatus for a DC Power
                                                                                       Distribution System

II.      PENDING PATENT APPLICATIONS

COUNTRY       DOCKET NO.      EXPECTED FILING DATE       INVENTOR(S)     TITLE




III.     PATENT APPLICATIONS IN PREPARATION


IV.      PATENT LICENSES

      Schedule B to Security Agreement - Patents, Trademarks and Copyrights

                             SCHEDULE OF TRADEMARKS

                                     V Band
                                      Licom

      Schedule C to Security Agreement - Patents, Trademarks and Copyrights

                             SCHEDULE OF COPYRIGHTS

                                                                    Exhibit I to
                           Security Agreement-Patents, Trademarks and Copyrights

                            SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK )
                                    ) ss.:
COUNTY OF NEW YORK         )

         KNOW ALL MEN BY THESE PRESENTS, THAT , a corporation (the "Assignor") hereby irrevocably appoints and constitutes National Bank of Canada, New York Branch (the "Assignee"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of such Assignor:

                  1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of such Assignor in and to any and all trademarks, trade names, trade styles and service marks listed in Schedule 1 hereto (the "Trademarks"), any and all patents listed on Schedule 2 hereto (the "Patents"), any and all copyrights listed in Schedule 3 hereto (the "Copyrights"), and all registrations, recordings, reissues, extensions and renewals of any of the foregoing, and all pending applications therefor, for the purpose of continuing, protecting and preserving the Trademarks, the Copyrights or the Patents, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, (a) to execute on its own behalf and/or on the behalf and stead of the Assignor and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose and (b) to take such other actions with respect to the Trademarks, the Copyrights or the Patents as the Assignee deems in its best interest; and

                  2. To execute on its own behalf and/or on the behalf and stead of the Assignor any and all documents, statements, certificates or other papers necessary or advisable in order to effectuate any of the purposes described above as Assignee may in its sole discretion determine.

         The Assignor hereby ratifies all that Assignee shall lawfully do or cause to be done under or by virtue of the powers of attorney granted herein and hereby releases Assignee from any and all claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by Assignee under the powers of attorney granted herein.

         This power of attorney is made pursuant to a Security Agreement - Patents, Trademarks and Copyrights dated as of the date hereof, among Assignor, Assignee and certain other assignors party thereto (the "Security Agreement") and takes effect, upon the occurrence of an Event of Default thereunder, for the purposes of paragraphs 4(c), 4(d) and 7 thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in such Security Agreement and the termination of the Commitment (as defined in the Credit Agreement referred to in such Security Agreement).

Dated:   May       , 1997

                                             By:_____________________________
                                           Name:
                                          Title:

STATE OF NEW YORK )
                                    ) ss.:
COUNTY OF NEW YORK         )

         On this day of May, 1997, before me personally appeared , to me known, who, being by me duly sworn, did depose and say that he is the of , the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation, and that he signed his name thereto pursuant to such authority.



                                                    -----------------------
                                                         Notary Public

                     Schedule A to Special Power of Attorney

                               SCHEDULE OF PATENTS


I.       ISSUED PATENTS

COUNTRY               PATENT NO.            ISSUE DATE           INVENTOR(S)                 TITLE
-------               ----------            ----------           -----------                 -----
U.S.A.                Des. 349,709          08/16/94             Borrower              1994 Design of Power Deck

U.S.A.                Des. 333,822          03/09/93             Borrower              1993 Design of Viax DN

U.S.A.                5,151,896             09/29/92             Borrower              1992 System Digital Switch

U.S.A.                1,681,595             03/03/92             Borrower              1992 ProMX (Licom)

U.S.A.                5,089,937             02/18/92             Borrower              1992 Power Interface
                                                                                       Apparatus for a DC Power
                                                                                       Distribution System



II.      PENDING PATENT APPLICATIONS

COUNTRY       DOCKET NO.       EXPECTED FILING DATE   INVENTOR(S)       TITLE


III.     PATENT APPLICATIONS IN PREPARATION




IV.      PATENT LICENSES

                     Schedule B to Special Power of Attorney

                             SCHEDULE OF TRADEMARKS

                                     V Band
                                      Licom

                     Schedule C to Special Power of Attorney

                             SCHEDULE OF COPYRIGHTS

                                                                      Annex 1 to
                                                          [Subsidiary Guarantee]
                                                            [Security Agreement]
                                      [Intellectual Property Security Agreement]
                                                        [Contribution Agreement]

         SUPPLEMENT NO.     dated as of              , to

         (i) the Subsidiary Guarantee dated as of May 28, 1997 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee") among V BAND NE, Inc., a New York corporation, V BAND SERVICES, INC., a New York corporation, and LICOM INCORPORATED, a Delaware corporation (each a "Subsidiary" and collectively the "Subsidiaries") and NATIONAL BANK OF CANADA, NEW YORK BRANCH (the "Bank"), and

         (ii) the Security Agreement dated as of May 28, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "General Security Agreement") by V BAND CORPORATION, a New York corporation (the "Borrower") and the Subsidiaries in favor of the Bank, and

         (iii) the Security Agreement-Patents, Trademarks and Copyrights dated as of May 28, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Intellectual Property Security Agreement") by the Borrower and the Subsidiaries in favor of the Bank, and

         (iv) the Contribution Agreement dated as of May 28, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Contribution Agreement") among the Borrower, the Subsidiaries and the Bank (the Subsidiary Guarantee, the General Security Agreement, the Intellectual Property Security Agreement and the Contribution Agreement herein collectively called the "Relevant Agreements" and each a "Relevant Agreement").

                                    RECITALS:

         a. The Borrower and the Bank are entering into a Credit Agreement dated as of May 28, 1997 (said Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") providing for the making of loans to and the issuance of letters of credit for the account of the Borrower in the amounts, and subject to the terms and conditions, specified in the Credit Agreement.

         B. The Borrower and the Subsidiaries have entered into the Relevant Agreements in order to induce the Bank to make loans to, and issue letters of credit for account of, the Borrower. Pursuant to Section 6.22 of the Credit Agreement, each Domestic Subsidiary of the Borrower that is subsequently acquired or organized is required to enter into the Subsidiary Guarantee as a Guarantor, the General Security Agreement and the Intellectual Property Security Agreement as a Debtor, and the Contribution Agreement as a Guarantor upon becoming a Subsidiary. Section 22 of the Subsidiary Guarantee, Section 27 of the General Security Agreement, Section 10 of the Intellectual Property Security Agreement, and Section 16 of the Contribution Agreement provide that additional Subsidiaries of the Borrower may become Guarantors under the Subsidiary Guarantee, Debtors under the General Security Agreement and the Intellectual Property Security Agreement, and Guarantors under the Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Subsidiary") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Subsidiary Guarantee, a Debtor under the General Security Agreement and the Intellectual Property Security Agreement, and a Guarantor under the Contribution Agreement in order to induce the Bank to make additional Loans and issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Now therefor, the New Subsidiary agrees as follows for the benefit of the Bank:

         1.       Definitions.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Relevant Agreements and the Credit Agreement.

         2.       Agreement to be Bound by Relevant Agreements.

         In accordance with Section 22 of the Subsidiary Guarantee, Section 27 of the General Security Agreement, Section 10 of the Intellectual Property Security Agreement, and Section 16 of the Contribution Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Subsidiary Guarantee, a Debtor under the General Security Agreement and the Intellectual Property Security Agreement, and a Guarantor under the Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, Debtor or Guarantor, as the case may be, and the New Subsidiary hereby agrees to all the terms and provisions of Subsidiary Guarantee, the General Security Agreement, the Intellectual Property Security Agreement and the Contribution Agreement applicable to it as a Guarantor, Debtor or Guarantor, as the case may be, thereunder. Each reference to a "Guarantor" in the Subsidiary Guarantee, a "Debtor" in the General Security Agreement or the Intellectual Property Security Agreement, or a "Guarantor" in the Contribution Agreement shall be deemed to include the New Subsidiary. Each Relevant Agreement is hereby incorporated herein by reference.

         3.       Representations and Warranties.

         The New Subsidiary represents and warrants to the Bank that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         4.       Miscellaneous.

         (a) This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Bank shall have received a counterpart of this Supplement signed by the New Subsidiary.

         (b) Except as expressly supplemented hereby, each Relevant Agreement shall remain in full force and effect.

         (c) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CONFLICT OF LAWS.

         (d) In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Relevant Agreements shall not in any way be affected or impaired.

         (e) All communications and notices hereunder shall be in writing and given as provided in the Relevant Agreements. All communications and notices hereunder to the New Subsidiary shall be given to it at the address set forth next to its signature.

         (f) The New Subsidiary agrees to reimburse the Bank for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Bank.

         IN WITNESS WHEREOF, the New Subsidiary has duly executed this Supplement to the Subsidiary Guarantee, the General Security Agreement, the Intellectual Property Security Agreement, and the Contribution Agreement as of the day and year first above written.

Address:                                      [Name of New Subsidiary]


______________________                    By: __________________________
______________________                  Name:
Attention: _____________               Title:
Telecopier: ____________

                             CONTRIBUTION AGREEMENT

         AGREEMENT dated as of May 28, 1997 among V BAND CORPORATION, a New York corporation (the "Borrower"), V BAND NE, INC., a New York corporation ("Northeast"), V BAND SERVICES, INC., a New York corporation ("Service") and LICOM INCORPORATED, a Delaware corporation ("Licom") (Northeast, Service and Licom herein collectively called the "Guarantors", and each a "Guarantor").

                                    RECITALS:

         A. The Borrower and National Bank of Canada, New York Branch (the "Bank") are entering into a Credit Agreement dated as of the date hereof (as it may be amended, modified or supplemented from time to time, the "Credit Agreement") providing for extensions of credit to the Borrower in the amounts, and subject to the terms and conditions, specified in the Credit Agreement.

         B. (1) The Guarantors are entering into a Subsidiary Guarantee dated as of the date hereof (said guarantee, as it may be amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee"), pursuant to which they are guaranteeing the payment and performance in full of all obligations of the Borrower under the Credit Agreement and all related instruments and documents and (2) the Borrower and the Guarantors are entering into (i) a General Security Agreement dated as of the date hereof (said security agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, the "General Security Agreement") and (ii) a Security Agreement-Patents, Trademarks and Copyrights dated as of the date hereof (said Security Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, the "Intellectual Property Security Agreement") pursuant to which they are granting to the Bank a first priority perfected security interest in all the Collateral specified therein as security for the obligations of the Borrower under the Credit Agreement and all related instruments and documents.

         C.  The   execution  and  delivery  of  this   Contribution   Agreement
constitutes a condition precedent to the obligation of the Bank to extend credit to the Borrower pursuant to the terms of the Credit Agreement.

         ACCORDINGLY, in consideration of the premises, and in order to induce the Bank to execute and deliver the Credit Agreement and to extend credit to the Borrower pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby agree with the Bank as follows:

         1.       Defined Terms.

         (g) Capitalized terms that are defined in the Credit Agreement and are not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

         (b) Unless otherwise expressly specified herein, defined terms denoting the singular number shall, when in the plural form, denote the plural number of the matter or item to which such defined terms refer, and vice-versa.

         (c) Words of the neuter gender mean and include correlative words of the masculine and feminine gender.

         (d) Section and Annex headings used in this Agreement are for convenience only and shall not affect the construction or meaning of any provisions of this Agreement.

         (e) Unless otherwise specified, the words "hereof", "herein", "hereunder" and other similar words refer to this Agreement as a whole and not just to the Section, subsection or clause in which they are used; and the words "this Agreement" refer to this Contribution Agreement, as amended, modified or supplemented from time to time.

         (f) Unless otherwise specified, references to Sections, Recitals and Annexes are references to Sections of, and Recitals and Annexes to, this Agreement.

         2.       Indemnity and Subrogation.

         In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 4), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Subsidiary Guarantee, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to the General Security Agreement or the Intellectual Property Security Agreement to satisfy a claim of the Bank, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

         3.       Contribution and Subrogation.

         Each Guarantor (a "Contributing  Guarantor") agrees (subject to Section
4) that, in the event a payment shall be made by any other Guarantor under the Subsidiary Guarantee or assets of any other Guarantor shall be sold pursuant to the General Security Agreement or the Intellectual Property Security Agreement to satisfy a claim of the Bank and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in
Section 2, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 16, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 3 shall be subrogated to the rights of such Claiming Guarantor under Section 2 to the extent of such payment.

         4.       Subordination.

         Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 2 and 3 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 2 and 3 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any other Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

         5. No Effect on Obligations to the Bank. Nothing herein contained shall be deemed to affect or limit in any way the obligations or liabilities of any Guarantor to the Bank under the Loan Documents to which such Guarantor is a party, which obligations and liabilities are and shall continue to be joint and several. No failure on the part of the Borrower or any Guarantor to make the payments required hereunder (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor to the Bank under the Loan Documents to which such Guarantor is a party.

          6.      GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICT OF LAWS.

          7.      SUBMISSION TO JURISDICTION.

         (A) EACH PARTY HERETO HEREBY EXPRESSLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS SITTING IN NEW YORK COUNTY, STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THEIR RESPECTIVE OBLIGATIONS HEREUNDER AND EACH OF THEM AGREES THAT ANY PROCESS OR NOTICE OF MOTION OR OTHER APPLICATION TO ANY OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED UPON IT WITHIN OR WITHOUT SUCH COURT'S JURISDICTION BY REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED) OR BY PERSONAL SERVICE, AT THE ADDRESS OF SUCH PARTY SPECIFIED NEXT TO ITS SIGNATURE HERETO (OR, IN THE CASE OF ANY GUARANTOR THAT BECOMES A PARTY HERETO BY EXECUTING A SUPPLEMENT, NEXT TO ITS SIGNATURE THERETO) OR AT SUCH OTHER ADDRESS AS SUCH PARTY SHALL SPECIFY BY A PRIOR NOTICE IN WRITING TO THE OTHER PARTIES HERETO.

         (B) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN ANY FEDERAL OR STATE COURT SITTING IN NEW YORK COUNTY, STATE OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (C) NOTWITHSTANDING THE FOREGOING, ANY PARTY HERETO MAY SUE ANY OTHER PARTY HERETO IN ANY JURISDICTION WHERE SUCH OTHER PARTY OR ANY OF ITS ASSETS MAY BE FOUND AND MAY SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          8.      WAIVER OF JURY TRIAL.

         EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

          9.      Termination; Payment in Full; Reinstatement.

         (a) This Agreement is a continuing agreement and shall remain in full force and effect so long as the Borrower may borrow or request the issuance of letters of credit under the Credit Agreement or any letter of credit is outstanding under the Credit Agreement, and until the indefeasible payment in full of the Obligations.

         (b) The Obligations shall not be deemed to have been indefeasibly paid in full for purposes of this Agreement until all amounts owing thereon (including, without limitation, any interest accrued on the Obligations after the commencement of a case or proceeding with respect to the Borrower under applicable bankruptcy, insolvency or similar laws) shall have been paid to the Bank, whether or not a claim for such amounts (including a claim for such post-petition interest) is enforceable, and any applicable preference periods shall have expired.

         (c) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Bank or any Guarantor upon the bankruptcy or reorganization of the Borrower or any Guarantor or otherwise.

         10.      Assignments.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither the Borrower nor any Guarantor shall transfer, sell or otherwise dispose of any of its rights or obligations hereunder without the prior written consent of the Bank.

         11.      Notices.

         All notices, requests, demands, instructions, directions and other communications provided for hereunder shall be in writing (which term shall include telecopied communications) and shall be sent by overnight courier, telecopied or delivered to the applicable party at the address or telecopier number specified for such party opposite its signature line below (or, in the case of any Guarantor that becomes a party hereto by executing a Supplement, opposite its signature line on the Supplement) or, as to any party, to such other address or telecopier number as such party shall specify by a notice in writing to the other parties hereto. Each notice, request, demand, instruction, direction or other communication provided for hereunder shall be deemed delivered (i) if by overnight courier, one Business Day after being deposited with the overnight courier, addressed to the applicable party at its address set forth above, (ii) if by hand, when delivered to the applicable party at such address, and (iii) if by telecopy, when sent to the applicable party at such telecopier number.

         12.      Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.

         13.      Execution in Counterparts.

         This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, all of which when taken together shall constitute but one and the same agreement.

         14.      No Waiver; Amendment.

         (a) No failure on the part of any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. Neither the Bank nor any of the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

         (b) Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to a written agreement entered into among the Borrower, the Guarantors and the Bank.

         15.      Survival of Agreement; Reliance by Bank.

         All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Bank and shall survive the making of the Loans and the issuance of the Letters of Credit, and shall continue in full force and effect as long as any Obligations remain outstanding and unpaid or any Letters of Credit remain outstanding and until the Commitment has expired or been terminated.

         16.      Additional Guarantors.

         Pursuant to Section 6.22 of the Credit Agreement, each Domestic Subsidiary of the Borrower is required to enter into this Agreement as a Guarantor upon becoming a Subsidiary. Upon execution and delivery after the date hereof by such Subsidiary of a Supplement in the form of Annex 1 hereto (a "Supplement"), such Subsidiary shall become a "Guarantor" hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of the Borrower or any other Guarantor hereunder. The rights and obligations of the Borrower and each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.



Address:                                             V BAND CORPORATION

565 Taxter Road
Elmsford, New York 10523                             By: /s/Tomas E. Feil
Attention: Mr. Mark R. Hahn                              ----------------
Telephone: (914) 789-5000                          Name: Thomas E. Feil
Telecopier: (914) 789-5068                        Title: Chairman and Chief
                                                         Executive Officer

Address:                                                 V BAND NE, INC.

565 Taxter Road
Elmsford, New York 10523                             By: /s/Tomas E. Feil
Attention: Mr. Mark R. Hahn                              ----------------
Telephone: (914) 789-5000                          Name: Thomas E. Feil
Telecopier: (914) 789-5068                        Title: President

Address:                                                 V BAND SERVICES, INC.

565 Taxter Road
Elmsford, New York 10523                             By: /s/Tomas E. Feil
Attention: Mr. Mark R. Hahn                              ----------------
Telephone: (914) 789-5000                          Name: Thomas E. Feil
Telecopier: (914) 789-5068                        Title: President


Address:                                                 LICOM INCORPORATED

565 Taxter Road
Elmsford, New York 10523                             By: /s/Tomas E. Feil
Attention: Mr. Mark R. Hahn                              ----------------
Telephone: (914) 789-5000                          Name: Thomas E. Feil
Telecopier: (914) 789-5068                        Title: President

                                                                      Annex 1 to
                                                          [Subsidiary Guarantee]
                                                            [Security Agreement]
                                      [Intellectual Property Security Agreement]
                                                        [Contribution Agreement]

         SUPPLEMENT NO.     dated as of              , to

         (a) the Subsidiary Guarantee dated as of May 28, 1997 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee") among V BAND NE, Inc., a New York corporation, V BAND SERVICES, INC., a New York corporation, and LICOM INCORPORATED, a Delaware corporation (each a "Subsidiary" and collectively the "Subsidiaries") and NATIONAL BANK OF CANADA, NEW YORK BRANCH (the "Bank"), and

         (b) the Security Agreement dated as of May 28, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "General Security Agreement") by V BAND CORPORATION, a New York corporation (the "Borrower") and the Subsidiaries in favor of the Bank, and

         (c) the Security Agreement-Patents, Trademarks and Copyrights dated as of May 28, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Intellectual Property Security Agreement") by the Borrower and the Subsidiaries in favor of the Bank, and

         (d) the Contribution Agreement dated as of May 28, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Contribution Agreement") among the Borrower, the Subsidiaries and the Bank (the Subsidiary Guarantee, the General Security Agreement, the Intellectual Property Security Agreement and the Contribution Agreement herein collectively called the "Relevant Agreements" and each a "Relevant Agreement").

                                    RECITALS:

         A. The Borrower and the Bank are entering into a Credit Agreement dated as of May 28, 1997 (said Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") providing for the making of loans to and the issuance of letters of credit for the account of the Borrower in the amounts, and subject to the terms and conditions, specified in the Credit Agreement.

         B. The Borrower and the Subsidiaries have entered into the Relevant Agreements in order to induce the Bank to make loans to, and issue letters of credit for account of, the Borrower. Pursuant to Section 6.22 of the Credit Agreement, each Domestic Subsidiary of the Borrower that is subsequently acquired or organized is required to enter into the Subsidiary Guarantee as a Guarantor, the General Security Agreement and the Intellectual Property Security Agreement as a Debtor, and the Contribution Agreement as a Guarantor upon becoming a Subsidiary. Section 22 of the Subsidiary Guarantee, Section 27 of the General Security Agreement, Section 10 of the Intellectual Property Security Agreement, and Section 16 of the Contribution Agreement provide that additional Subsidiaries of the Borrower may become Guarantors under the Subsidiary Guarantee, Debtors under the General Security Agreement and the Intellectual Property Security Agreement, and Guarantors under the Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Subsidiary") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Subsidiary Guarantee, a Debtor under the General Security Agreement and the Intellectual Property Security Agreement, and a Guarantor under the Contribution Agreement in order to induce the Bank to make additional Loans and issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Now therefor, the New Subsidiary agrees as follows for the benefit of the Bank:

         1.       Definitions.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Relevant Agreements and the Credit Agreement.

         2.       Agreement to be Bound by Relevant Agreements.

         In accordance with Section 22 of the Subsidiary Guarantee, Section 27 of the General Security Agreement, Section 10 of the Intellectual Property Security Agreement, and Section 16 of the Contribution Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Subsidiary Guarantee, a Debtor under the General Security Agreement and the Intellectual Property Security Agreement, and a Guarantor under the Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, Debtor or Guarantor, as the case may be, and the New Subsidiary hereby agrees to all the terms and provisions of Subsidiary Guarantee, the General Security Agreement, the Intellectual Property Security Agreement and the Contribution Agreement applicable to it as a Guarantor, Debtor or Guarantor, as the case may be, thereunder. Each reference to a "Guarantor" in the Subsidiary Guarantee, a "Debtor" in the General Security Agreement or the Intellectual Property Security Agreement, or a "Guarantor" in the Contribution Agreement shall be deemed to include the New Subsidiary. Each Relevant Agreement is hereby incorporated herein by reference.

         3.       Representations and Warranties.

         The New Subsidiary represents and warrants to the Bank that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         4.       Miscellaneous.

         (a) This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Bank shall have received a counterpart of this Supplement signed by the New Subsidiary.

         (b) Except as expressly supplemented hereby, each Relevant Agreement shall remain in full force and effect.

         (c) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CONFLICT OF LAWS.

         (d) In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Relevant Agreements shall not in any way be affected or impaired.

         (e) All communications and notices hereunder shall be in writing and given as provided in the Relevant Agreements. All communications and notices hereunder to the New Subsidiary shall be given to it at the address set forth next to its signature.

         (f) The New Subsidiary agrees to reimburse the Bank for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Bank.

         IN WITNESS WHEREOF, the New Subsidiary has duly executed this Supplement to the Subsidiary Guarantee, the General Security Agreement, the Intellectual Property Security Agreement, and the Contribution Agreement as of the day and year first above written.

Address:                                       [Name of New Subsidiary]


______________________                    By: __________________________
______________________                  Name:
Attention: _____________               Title:
Telecopier: ____________

                                PLEDGE AGREEMENT


                       PLEDGE AGREEMENT, dated as of May 28, 1997, by V BAND CORPORATION, a New York corporation (the "Pledgor") to NATIONAL BANK OF CANADA, NEW YORK BRANCH (the "Secured Party").

                                    RECITALS:

                       A. The Pledgor and the Secured Party are entering into a Credit Agreement dated as of the date hereof (as it may be amended, modified or supplemented from time to time, the "Credit Agreement") providing for extensions of credit to the Pledgor in the amounts, and subject to the terms and conditions, specified in the Credit Agreement.

                       B. The execution and delivery of this Pledge Agreement and the pledge by the Pledgor to the Secured Party of its rights in the Pledged Collateral (as hereinafter defined) constitute conditions precedent to the obligation of the Secured Party to extend credit to the Pledgor pursuant to the terms of the Credit Agreement.

                       ACCORDINGLY, in consideration of the premises, and in order to induce the Secured Party to execute and deliver the Credit Agreement and to extend credit to it thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Secured Party as follows:

             Section 1. Definitions. (a) Capitalized terms that are not defined herein have the respective meanings ascribed to them in the Credit Agreement and, in addition, the following terms have the following meanings:

             "Amount Realized" has the meaning specified in Section 10.

             "Credit Agreement" has the meaning specified in Recital A.

             "Issuer" means each issuer of Pledged Shares.

             "Obligations" means all indebtedness and other liabilities and obligations of the Pledgor to the Secured Party of every kind, nature and description, present or future, direct or indirect, secured or unsecured, joint or several, absolute or contingent, matured or not, in any currency, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument or whether evidenced by any agreement or instrument and whether as principal or surety, including, without limitation,
(i) the "Obligations" (as such term is defined in the Credit Agreement) and (ii) the observance and performance by the Pledgor of the obligations to be observed and performed by it under this Pledge Agreement and any other agreement executed by the Pledgor from time to time which inures to the benefit of the Secured Party.

             "Permissible Amount" means the maximum amount of voting stock of a Subsidiary of the Borrower that is not a Domestic Subsidiary which may be pledged by the Borrower without causing such Subsidiary to be deemed a "controlled foreign corporation" under Section 956 of the Internal Revenue Code of 1986, as amended.

             "Pledge" has the meaning specified in Section 2.

             "Pledged Collateral" has the meaning specified in Section 2.

             "Pledged Shares" means all shares of capital stock described in paragraphs (a), (b), and (c) of Section 2.

             "Uniform Commercial Code" means the Uniform Commercial Code as adopted and in effect from time to time in the State of New York.

             (b) Unless otherwise expressly specified herein, defined terms denoting the singular number shall, when in the plural form, denote the plural number of the matter or item to which such defined terms refer, and vice-versa.

             (c) Words of the neuter gender mean and include correlative words of the masculine and feminine gender.

             (d) The Section, Schedule and Exhibit headings used in this Agreement are for convenience only and shall not affect the construction or meaning of any provisions of this Agreement.

             (e) Unless otherwise specified, the words "hereof", "herein", "hereunder" and other similar words refer to this Agreement as a whole and not just to the Section, subsection or clause in which they are used; and the words "this Agreement" refer to this Pledge Agreement, as amended, modified or supplemented from time to time.

             (f) Unless otherwise specified, references to Sections, Recitals, Schedules and Exhibits are references to Sections of, and Recitals, Schedules and Exhibits to, this Agreement.

             Section 2. Pledge. As collateral security for the due and punctual payment and performance of the Obligations, the Pledgor hereby pledges, hypothecates and assigns to the Secured Party, and hereby grants to the Secured Party a security interest in (all the foregoing herein called the "Pledge"), the following described property, whether now owned by the Pledgor or hereafter acquired and whether now existing or hereafter created (hereinafter collectively called the "Pledged Collateral"):

                       (a) all of the  shares  of  capital  stock of each of the
             Pledgor's Subsidiaries described in Schedule I, together with the certificates evidencing such shares;

                       (b) all other  shares of capital  stock of the  Pledgor's
             Domestic Subsidiaries now or at any time hereafter owned by the Pledgor;

                       (c) all other shares of capital stock of the Subsidiaries
             of the Pledgor that are not Domestic Subsidiaries now or at any time hereafter owned by the Pledgor, up to the Permissible Amount;

                       (d) all cash,  instruments,  securities or other property
             representing a dividend or other distribution on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares;

                       (e) in the  event of any  consolidation  or merger of any
             Issuer in which such Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Pledgor itself) formed by or resulting from such consolidation or merger (provided that nothing herein contained shall be deemed to constitute consent under, or waiver of, any provision of this Agreement, the Credit Agreement or any other Loan Document which prohibits such consolidation or merger by any Issuer);

                       (f) all  proceeds  of any of the  property of the Pledgor
             described in subsections (a) through (c) above of this Section 2 and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other documents.

             Section 3. Pledge Absolute.

                       (a) The Pledgor hereby agrees that this Agreement shall be binding upon the Pledgor and that the Pledge of the Pledged Collateral hereunder shall be irrevocable and unconditional, irrespective of the validity, legality or enforceability of the Credit Agreement, the Note, any other Loan Document or any of the Obligations, the absence of any action to enforce the same, the waiver or consent by the Secured Party with respect to any provision thereof, the recovery of any judgment against the Pledgor, or any action to enforce the same or any other similar circumstances. The Pledgor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Pledgor, any notice to require a proceeding first against the Pledgor or any other Person, protest or notice with respect to the Note or any other promissory notes or evidences of indebtedness secured hereby or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Agreement will remain in full force and effect so long as the Pledgor may borrow or request the issuance of letters of credit under the Credit Agreement or any Obligations remain unpaid.

                       (b) The Pledgor agrees that, without notice to or further assent by the Pledgor, the liability of the Pledgor or of any other Person for or upon any of the Obligations may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised or released by the Secured Party, as the Secured Party may deem advisable, and that the Pledged Collateral or other collateral or liens securing any of the Obligations may, from time to time, in whole or in part (subject, in the case of the Pledged Collateral, to the provisions of this Agreement), be exchanged, sold or surrendered by the Secured Party, as the Secured Party may deem advisable, all without impairing, abridging, affecting or diminishing this Agreement or the rights of the Secured Party hereunder or with respect to the Pledged Collateral.

             Section 4. Representations and Warranties. The Pledgor hereby represents and warrants as follows:

                       (a) The Pledgor is a corporation duly organized,  validly
             existing and in good standing under the laws of New York. The Pledgor has full power and authority to execute and deliver this Agreement, to Pledge the Pledged Collateral pursuant hereto, and to incur and perform the obligations provided for herein.

                       (b) The execution, delivery and performance of this Agreement by the Pledgor, the Pledge of the Pledged Collateral
             pursuant hereto and the incurrence and performance of the obligations provided for herein (i) have been duly authorized by all requisite action of the Pledgor, (ii) do not require the approval of the stockholders of the Pledgor, and (iii) will not (1) violate any law or regulation or the certificate of incorporation or by-laws of the Pledgor, (2) violate or constitute (with due notice or lapse of time or both) a default under any provision of any indenture, agreement, license or other instrument to which the Pledgor is a party or by which it or any of its properties may be bound or affected, (3) violate any order of any court, tribunal or governmental agency binding upon the Pledgor or any of its properties or (4) result in the creation or imposition of any lien or encumbrance of any nature whatsoever upon any assets or revenues of the Pledgor (except liens in favor of the Secured Party hereunder).

                       (c) No authorizations,  approvals and consents of, and no
             filings and registrations with, any governmental or regulatory authority or agency or any other Person are necessary for the execution, delivery or performance by the Pledgor of this Agreement or for the validity or enforceability hereof.

                       (d) This  Agreement  constitutes  the  legal,  valid  and
             binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

                       (e) The Pledgor is the sole record and  beneficial  owner
             of the Pledged Shares. The Pledged Shares are not subject to any liens, security interests, charges or encumbrances of any kind or nature, other than the liens created hereunder. The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Pledgor has legal title to the Pledged Shares and the Pledgor has good and lawful authority to Pledge all of the Pledged Shares in the manner hereby done or contemplated. The Pledged Shares are not subject to any contractual restriction, or any restriction under the certificate of incorporation or by-laws of any Issuer, upon the transfer thereof, and no right, warrant or option to acquire any of the Pledged Shares exists in favor of any other Person. The Pledged Shares constitute all of the issued and outstanding shares of capital stock of each Issuer beneficially owned by the Pledgor (whether or not registered in the name of the Pledgor). The Pledgor has taken all necessary action to create and perfect a security interest in the Pledged Shares in favor of the Secured Party, and the Secured Party has acquired a first and prior perfected security interest therein.

                       (f) When any item of  Pledged  Collateral  other than the
             Pledged Shares is pledged hereunder, (i) the Pledgor will be the owner of such item of Pledged Collateral free and clear of any liens, security interests, charges or encumbrances of any kind or nature (other than those created hereunder), (ii) each share of stock comprising such Pledged Collateral will have been duly authorized, validly issued and be fully paid and non-assessable, and (iii) the Pledgor will have legal title to such item of Pledged Collateral and the Pledgor will have good and lawful authority to Pledge and deliver such item of Pledged Collateral in the manner hereby contemplated.

                       (g) The Pledgor's  chief  executive  office and principal
             place of business is located at the address specified opposite its signature hereto, and the Pledgor maintains all of its books and records at such address.

                       (h) To the Pledgor's knowledge, the information, schedules, exhibits and reports furnished by the Pledgor to the Secured Party in connection with the negotiation and preparation of this Agreement did not contain any omissions or misstatements of fact which would make the statements contained therein misleading or incomplete in any material respect.

             Section 5. Covenants. The Pledgor hereby agrees that, unless the Secured Party shall otherwise agree in writing, so long as the Pledgor may borrow under the terms of the Credit Agreement and until the payment in full of the Obligations:

                       (a) The Pledgor (i) shall defend its title to the Pledged
             Collateral against all claims and demands whatsoever that are adverse to the Secured Party, (ii) shall not create, incur, assume or suffer to exist any liens, security interests, charges or encumbrances of any kind or nature (other than those created hereunder) in any Pledged Collateral and (iii) shall not sell, assign, transfer, exchange or otherwise dispose of, or grant any option or other right with respect to, any Pledged Shares.

                       (b) The Pledgor shall,  upon demand of the Secured Party,
             do the following: furnish further assurances of title, execute any written agreement or do any other act(s) necessary to effectuate the purposes and provisions of this Pledge Agreement, execute any instrument, document or statement required by law or otherwise in order to perfect, continue or preserve the security interests of the Secured Party in the Pledged Collateral and pay all filing or other costs incurred in connection therewith.

                       (c) The  Pledgor  shall not  change the  location  of its
             chief executive office or principal place of business or the office where it keeps its books and records from the respective locations thereof specified in Section 4(g) hereof, until (i) it shall have given to the Secured Party not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request and (ii) with respect to such new location, it shall have taken such action, satisfactory to the Secured Party (including, without limitation, the delivery of additional financing statements duly signed by the Pledgor), to maintain the security interest of the Secured Party in the Pledged Collateral at all times fully perfected and in full force and effect.

                       (d) The Pledgor shall permit, and shall cause each Issuer
             and each registrar and transfer agent with respect to the Pledged Collateral to permit, representatives of the Secured Party, upon reasonable notice, at any time during normal business hours, to inspect and make abstracts from its or their books and records pertaining to the Pledged Collateral.

                       (e) Before the making of any Loan,  and upon the  Secured
             Party's request from time to time thereafter, the Pledgor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments (including, without limitation, appropriate financing statements and duly executed blank stock powers and other instruments of transfer or assignment satisfactory in form and substance to the Secured Party), and take all such action, as the Secured Party may reasonably deem necessary or advisable to carry out the intent and purpose of this Pledge Agreement and to establish and maintain in favor of the Secured Party a valid, enforceable and perfected security interest in the Pledged Collateral and the other rights contemplated hereby that are superior and prior to the rights and security interests of all other persons or entities. Without limiting the generality of the foregoing sentence, (i) the Pledgor will, from time to time upon the Secured Party's request, cause its accounting books and records to be marked with such legends or segregated in such manner as the Secured Party may specify, and take or cause to be taken such other action and adopt such procedures as the Secured Party may specify, to give notice of, and to perfect, the security interests created hereby in the Pledged Collateral.

                       (f) The Pledgor shall procure,  pay for, affix to any and
             all documents and cancel any documentary tax stamps required by, and in accordance with, applicable law and will indemnify the Secured Party, and hold the Secured Party harmless against, any liability (including interest and penalties) in respect of such documentary stamp taxes.

             Section 6. Appointment of Agents; Registration in Nominee Name. The Secured Party shall have the right to appoint one or more agents for the purpose of retaining physical possession of the certificates representing or evidencing the Pledged Collateral, which may be held (in the discretion of the Secured Party) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Secured Party, or in the name of the Secured Party or any nominee or nominees of the Secured Party or any agent appointed by the Secured Party. In addition to all other rights possessed by the Secured Party, the Secured Party may, from time to time after the occurrence and during the continuation of an Event of Default, at the Secured Party's sole discretion and without notice to the Pledgor, take any or all of the following actions: (a) transfer all or any part of the Pledged Collateral into the name of the Secured Party or its nominee, with or without disclosing that such Pledged Collateral is subject to the lien and security interest created hereby; (b) take control of any proceeds of any of the Pledged Collateral; and (c) exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its rights under this Pledge Agreement; provided that all powers of the Secured Party under this
Section 6 shall be subject to the rights of the Pledgor under Section 9 hereof to the extent that the exercise of such powers represents a sale of an item of Pledged Collateral.

             Section 7. Voting Rights; Dividends, Etc.

                       (g) So long as no Event of Default has occurred and is continuing, the Pledgor shall be entitled to exercise any and all voting rights and powers relating or pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement.

                       (b) So long as no Event of Default has occurred and is continuing, the Pledgor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Collateral. Any and all stock dividends, liquidating dividends, distributions of property, redemptions or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any Issuer or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise, and any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any Pledged Collateral (either at maturity, upon call for redemption or otherwise), shall become part of the Pledged Collateral and, if received by the Pledgor, shall be held in trust for the benefit of the Secured Party and shall forthwith be delivered to the Secured Party or its designated agent (accompanied by proper instruments of assignment and/or stock powers executed by the Pledgor in accordance with the Secured Party's instructions) to be held subject to the terms of this Pledge Agreement.

                       (c) Upon the occurrence of an Event of Default and so long as such Event of Default shall continue, at the option of the Secured Party (subject to applicable law), (i) all rights of the Pledgor to exercise the voting rights and powers which the Pledgor is entitled to exercise pursuant to
Section 7(a) shall cease, and all such rights shall thereupon become vested in the Secured Party, and the Secured Party shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and
(ii) the Secured Party shall be entitled to receive and retain any and all cash dividends, if any, paid on the Pledged Collateral. Any and all cash and other property paid over to or received by the Secured Party pursuant to the provisions of this subsection (c) shall be retained by the Secured Party as part of the Pledged Collateral, and shall be applied in accordance with the provisions hereof.

                       (d) Concurrently with its execution of this Agreement, the Pledgor shall execute and deliver to the Secured Party an irrevocable proxy to vote the Pledged Shares, substantially in the form of Exhibit A. After the occurrence and during the continuance of an Event of Default, the Pledgor shall deliver to the Secured Party such further evidence of such irrevocable proxy or such further irrevocable proxies to vote any shares of stock constituting part of the Pledged Collateral as the Secured Party may request.

                       (e) The Secured Party at any time may extend or renew for one or more periods (whether or not longer than the original period) the Obligations, and grant releases, compromises or indulgences with respect to the Obligations or any extension or renewal thereof or any security therefor or to any obligor hereunder or thereunder without impairing the Secured Party's rights, or releasing the Pledgor from its obligations, hereunder.

             Section 8. Remedies upon Default. Upon the occurrence of an Event of Default, the Secured Party may, without being required to give any notice to the Pledgor, apply the cash (if any) then held by it pursuant to Section 6 or 7 to the ratable payment in full of the Obligations and all other indebtedness referred to in Section 10 in the order and manner specified in Section 10. If there is no such cash, or the cash so applied is insufficient to pay all Obligations then due and payable in full, the Secured Party may sell the Pledged Collateral, or any part thereof, in accordance with Section 9 and shall apply the proceeds of such sale to the ratable payment in full of the Obligations and all other indebtedness referred to in Section 10 in the order and manner specified in Section 10.

             Section 9. Sale of Pledged Collateral. (a) The sale of the Pledged Collateral or any portion thereof may be made at any public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, as the Secured Party shall deem appropriate. The Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale the Secured Party shall have the right to assign, endorse, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all right of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Except in the case of Pledged Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized exchange, the Secured Party shall give to the Pledgor at least ten (10) days' written notice of the Secured Party's intention to make any such public or private sale or sale at a broker's board or on any such securities exchange. Such notice, in case of public sale, shall state the time and place fixed for such sale, and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or any portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours, and at such place or places, as the Secured Party may fix in the notice of such sale. At any such sale, the Pledged Collateral, or any portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine and the Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of any Obligation) for and purchase the whole or any part of the Pledged Collateral. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Secured Party until the sale price is paid by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in the case of any such failure, such Pledged Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and to sell the Pledged Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

                       (b) In connection with any disposition of the Pledged Collateral, if the Secured Party elects to obtain the advice of any one of three independent, nationally known investment banking firms that are member firms of the New York Stock Exchange, proposed by the Secured Party to the Pledgor and chosen by the Pledgor within seven days of receiving notice thereof (or, if the Pledgor fails to agree on such choice within such seven-day period, the advice of any one of such firms chosen by the Secured Party) with respect to the method or manner of sale or disposition of any of the Pledged Collateral, the best price reasonably obtainable therefor and any other details concerning such sale or disposition, then, to the extent permitted by law, any sale or other disposition of any Pledged Collateral in reliance on such advice shall be deemed to be commercially reasonable under the Uniform Commercial Code and otherwise proper.

                       (c) The Pledgor understands that compliance with Federal or state securities laws may very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any part of the Pledged Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Pledged Collateral may dispose of the same. The Pledgor agrees that in any sale of any of the Pledged Collateral the Secured Party is hereby authorized to comply with any such limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to (i) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Collateral) or (ii) obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official. The Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, and that the Secured Party shall not be liable or accountable to the Pledgor for any discount allowed by reason of the fact that the Pledged Collateral is sold in compliance with any such limitation or restriction.

                       (d) The Secured Party shall be under no obligation to sell or otherwise dispose of any Pledged Collateral, or to cause any Pledged Collateral to be sold or otherwise disposed of, by reason of any diminution in the fair market value thereof, and the failure of the Secured Party to do so shall under no circumstances be deemed a failure to exercise reasonable care in the custody or preservation of the Pledged Collateral.

                       (e) The Secured Party shall be under no obligation to delay a sale or disposition of any of the Pledged Shares to permit the issuer of such Pledged Shares to register them for public sale under the Securities Act of 1933 or under any applicable state securities or blue-sky laws.

                       (f) In addition to the rights and remedies granted to the Secured Party in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code. The Secured Party shall have the right in its sole discretion to determine which rights, security, liens, guaranties or remedies it shall retain, pursue, release, subordinate, modify or enforce, without in any way modifying or affecting any of the other of them or any of the Secured Party's rights hereunder.

             Section 10. Application of Proceeds of Collateral Sale.

                       (a) If the Pledgor shall fail to pay any of the Obligations when due (whether at maturity, upon demand, by acceleration or otherwise), the Secured Party shall apply all cash held by it pursuant to
Section 6 or 7 with respect to the Pledged Collateral and the proceeds of the sale of any Pledged Collateral (such cash and proceeds being referred to collectively as the "Amount Realized") as follows:

                       First:  to the payment of the costs and  expenses of such
             sale or the collection of such cash, including the out-of-pocket expenses of the Secured Party and the reasonable fees and disbursements of counsel employed in connection therewith, and to the payment of all advances made by the Secured Party for the account of the Pledgor hereunder and the payment of all costs and expenses incurred by the Secured Party in connection with the administration and enforcement of this Agreement and the Pledged Collateral;

                       Second: to the payment in full of the Obligations in such
             order and manner as the Secured Party shall determine;

                       Third:  the  balance (if any) of such  proceeds  shall be
             paid to the Pledgor or as a court of competent jurisdiction may direct.

                       (b) The Pledgor shall remain liable for any deficiency in its Obligations remaining after the application thereto of said payments.

             Section 11. Compliance With Securities Laws.

                       (a) The Pledgor shall cause each Issuer to execute and deliver to the Secured Party concurrently with the Pledgor's execution of this Agreement an undertaking substantially in the form of Exhibit B hereto and agrees that if any Event of Default shall occur the Pledgor shall, if so requested by the Secured Party and at the Pledgor's sole expense, cause each Issuer to perform its obligations under such undertaking.

                       (b) If the Secured Party determines to exercise its right to sell any or all of the Pledged Shares, upon written request from the Secured Party the Pledgor shall, furnish to the Secured Party all such information as the Secured Party may request in order to determine the number of Pledged Shares which may be sold by the Secured Party in exempt transactions under the Securities Act of 1933 and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                       (c) The Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make any sale or disposition of any portion or all of the Pledged Shares by the Secured Party hereunder valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at the Pledgor's sole expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and agrees that each and every covenant contained in this Section 11 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default has occurred, that such Event of Default has been cured or waived, that all of the Obligations have been paid in full or that the Secured Party has released the Pledged Shares or that the performance sought would violate applicable law.

             Section 12. Indemnification. The Pledgor hereby agrees to indemnify the Secured Party for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Secured Party in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby or the enforcement of any of the terms hereof; provided, however, that the Pledgor shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Secured Party or failure by the Secured Party to exercise reasonable care in the custody and preservation of the Pledged Collateral as provided in Section 15.

             Section 13. Secured Party Appointed Attorney-in-Fact. The Pledgor hereby appoints the Secured Party as the Pledgor's attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Secured Party shall have the right and power to sign the name of the Pledgor to any financing statements, continuation statements or other documents under the Uniform Commercial Code relating to the Pledged Collateral, and, to the extent permitted under Section 7, shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Pledged Collateral or any part thereof and to give full discharge therefor.

             Section 14. No Subrogation. Notwithstanding any payment or payments made by the Pledgor hereunder, the receipt of any amounts by the Secured Party with respect to the Pledged Collateral or any setoff or application of funds of the Pledgor by the Secured Party, the Pledgor shall not be entitled to be subrogated to any of the rights of the Secured Party against the Pledgor, or any collateral security, guaranty or right of offset held by the Secured Party for the payment of the Obligations, and the Pledgor shall not seek any reimbursement from the Pledgor in respect of payments made by the Pledgor hereunder.

             Section 15. Limitations on Secured Party's Duty in Respect of Collateral. Beyond the safe custody thereof, the Secured Party shall not have any duty as to any Pledged Collateral in its possession or control or in the possession or control of any agent or nominee of the Secured Party or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

             Section 16. No Waiver; Cumulative Remedies. No course of dealing between the Pledgor and the Secured Party, no failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy by the Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and not exclusive of any other remedies provided by law, including without limitation the rights and remedies of a secured party under the Uniform Commercial Code.

             Section 17. Termination. This Agreement shall terminate when the Secured Party's obligation to make Loans under the terms of the Credit Agreement has terminated and all of the Obligations have been paid in full, at which time the Secured Party shall reassign and redeliver to the Pledgor, without recourse or warranty and at the sole expense of the Pledgor, against receipt, such of the Pledged Collateral (if any) as shall not have been sold, assigned, collected, received, appropriated or realized pursuant to Section 8 or 9 or otherwise applied by the Secured Party to the payment of the Obligations pursuant to the terms hereof and is then still held by it hereunder, together with appropriate instruments of reassignment and release; provided, however, that this Agreement shall be reinstated if any payment in respect of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the Secured Party for any reason, including without limitation by reason of the insolvency, bankruptcy or reorganization of the Pledgor or any other Person.

             Section 18. Addresses for Notices, Etc. All notices, requests, demands, instructions, directions and other communications provided for hereunder shall be in writing (which term shall include telecopied communications) and shall be telecopied or delivered by hand or overnight courier to the applicable party at the address or telecopier number specified below for such party:

                       If to the Pledgor, at:

                             V Band Corporation
                             565 Taxter Road
                             Elmsford, New York 10523-2330
                             Attention: Mr. Mark R. Hahn
                             Vice President and Chief Financial Officer
                             Telephone No.: (914) 789-5000
                             Telecopier No.: (914) 789-5068

                       If to the Secured Party, at:

                             National Bank of Canada
                             125 West 55th Street
                             New York, New York 10019
                             Attention: Mr. Joseph A. Klapkowski
                             Telephone No.:  (212) 632-8551
                             Telecopier No.: (212) 632-8545

or, as to any party, to such other address or telecopier number as such party shall specify by a notice in writing to the other party hereto. Each notice, request, demand, instruction, direction or other communication provided for hereunder shall be deemed delivered (i) if by hand or overnight courier, when delivered to the applicable party at such address, and (ii) if by telecopy, when sent to the applicable party at such telecopier number.

             Section 19. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.

             Section 20. Further Assurances. The Pledgor agrees to do such further reasonable acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Secured Party may at any time request in connection with the administration or enforcement of this Pledge Agreement (including, without limitation, to aid the Secured Party in the sale of all or any part of the Pledged Collateral) or related to the Pledged Collateral or any part thereof or in order better to assure and confirm unto the Secured Party rights, powers and remedies hereunder. The Pledgor hereby consents and agrees that any registrar or transfer agent for any of the Pledged Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Secured Party to effect any transfer pursuant to
Section 6, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Pledgor or any other person to any such registrar to transfer agent.

             Section 21. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not assign this Agreement or any interest herein or in the Pledged Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Pledged Collateral or any part thereof, without the prior written consent of the Secured Party. The Secured Party may assign this Agreement and its rights and remedies hereunder in whole or in part to any assignee of the Obligations or any portion thereof.

             Section 22. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

             Section 23. SUBMISSION TO JURISDICTION.

                       (A) THE PLEDGOR HEREBY EXPRESSLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS SITTING IN THE CITY OF NEW YORK, STATE OF NEW YORK, IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING RELATING TO THIS AGREEMENT, ANY INSTRUMENT OR DOCUMENT REFERRED TO HEREIN OR RELATED HERETO, OR ANY ITEM OF PLEDGED COLLATERAL, AND IN CONNECTION THEREWITH AGREES THAT ANY PROCESS OR NOTICE OF MOTION OR OTHER APPLICATION TO ANY OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED UPON THE PLEDGOR WITHIN OR WITHOUT SUCH COURT'S JURISDICTION BY REGISTERED OR CERTIFIED MAIL, AT THE ADDRESS OF THE PLEDGOR SPECIFIED IN SECTION 18 HEREOF (OR AT SUCH OTHER ADDRESS AS THE PLEDGOR SHALL SPECIFY BY A PRIOR NOTICE IN WRITING TO THE SECURED PARTY), PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED.

                       (B) THE PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT REFERRED TO HEREIN OR RELATED HERETO BROUGHT IN ANY FEDERAL OR STATE COURT SITTING IN THE CITY OF NEW YORK, STATE OF NEW YORK AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                       (C) NOTWITHSTANDING THE FOREGOING, THE SECURED PARTY MAY SUE THE PLEDGOR IN ANY JURISDICTION WHERE THE PLEDGOR OR ANY OF ITS ASSETS MAY BE FOUND AND MAY SERVE LEGAL PROCESS UPON THE PLEDGOR IN ANY OTHER MANNER PERMITTED BY LAW.

             Section 24. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT, ANY INSTRUMENT OR DOCUMENT REFERRED TO HEREIN OR RELATED HERETO, OR ANY ITEM OF PLEDGED COLLATERAL, AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

             Section 25. Amendments. No provision of this Agreement may be amended, waived or modified, and (unless otherwise provided herein) no item of Pledged Collateral may be released, except in a writing signed by the Pledgor and the Secured Party.

             Section 26. Expenses. The Pledgor hereby agrees to reimburse the Secured Party for all costs and expenses of the Secured Party (including, without limitation, all reasonable fees and disbursements of counsel) incurred by the Secured Party in connection with the preparation of this Agreement or any amendments hereto, the filing or recording of this Agreement or any instrument with respect hereto, the enforcement of the Secured Party's rights under this Agreement, the sale of the Pledged Collateral or any part thereof and the collection of payments due under or in respect of the Pledged Collateral and all amounts due under this Agreement.

             Section 27. Waiver of Notice of Acceptance. The Pledgor hereby waives notice of the making of any Loan or the issuance of the Note and notice from the Secured Party of its acceptance of and reliance upon this Agreement.

             Section 28. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, all of which when taken together shall constitute but one and the same agreement.

IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed by its duly authorized officer as of the date first above written.


Address of Pledgor's                        V BAND CORPORATION
Chief Executive Office
and Principal Place of
Business:                               By: /s/Thomas E. Feil
                                            -----------------
                                      Name: Thomas E. Feil
565 Taxter Road                      Title: Chairman and Chief Executive Officer
Elmsford, New York 10523-2330

                                  Schedule I to
                                Pledge Agreement


                                      SCHEDULE OF PLEDGED SHARES


                                                                                               Stock
Name of           Beneficial     Number of      Class of     Percentage of      Par       Certificate
Issuer              Owner          Shares         Stock           Class          Value          No.
------              -----          ------         -----           -----          -----          ---
Borrower (a New     Various        5,328,303      Common          100%
York corporation)   Persons

Licom               Borrower       100            Common          100%               $.01        1
Incorporated (a
Delaware
corporation)

V Band NE, Inc.     Borrower       100            Common          100%               $.01        1
(a New York
corporation)

V Band Services,    Borrower       100            Common          100%               $.01        1
Inc. (a New York
corporation)

V Band PLC          Borrower       31,383         Ordinary     App. 100%      (pound)1.00       20
(Registered in      Licom          1              Ordinary
England No.
1855636)

VBI Corporation     Borrower       1,000          Common          100%              $1.00        2
(a U.S. Virgin
Island
corporation)

                                                                    Exhibit A to
                                                                Pledge Agreement

                            FORM OF IRREVOCABLE PROXY


             KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint NATIONAL BANK OF CANADA (the "Secured Party") and each of the Secured Party's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital stock of (i) V Band NE, Inc., a New York corporation, (ii) V Band Services, Inc., a New York corporation, and (iii) Licom Incorporated, a Delaware corporation (hereinafter referred to as the "Subsidiaries"), which it now or hereafter may own or hold, including, without limitation, the right, on its behalf, to demand the call by any proper officer of each of the Subsidiaries pursuant to the provisions of the respective certificates of incorporation or by-laws of each of the Subsidiaries and as permitted by law of a meeting of each of the Subsidiaries respective shareholders and at any meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the respective assets of each of the Subsidiaries and/or the liquidation and dissolution of each of the Subsidiaries; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing, whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present, with full power of substitution, appointment and revocation, hereby ratifying and confirming all that their respective attorneys shall do or cause to be done by virtue hereof.

             This Irrevocable Proxy is given to the Secured Party and to its officers and employees in consideration of its execution and delivery the Credit Agreement dated as of the date hereof between the undersigned and the Secured Party (as it may be amended, modified or supplemented from time to time, the "Credit Agreement"), and the transactions contemplated thereby, and in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith by the undersigned in favor of the Secured Party (as it may be amended, modified or supplemented from time to time, the "Pledge Agreement"), and this Proxy shall be irrevocable and coupled with an interest, and shall be effective and binding upon the undersigned and its successors and assigns until the termination of the Secured Party's obligation to make loans under the Credit Agreement and the payment in full of all of the Obligations (as such term is defined in the Pledge Agreement) and may be exercised only after the occurrence and during the continuance of an Event of Default (as such term is defined in the Credit Agreement).

             IN WITNESS WHEREOF, the undersigned has caused this Irrevocable Proxy to be executed by its duly authorized officer as of this 28 day of May, 1997.


                                                 V BAND CORPORATION


                                             By: _______________________
                                           Name:
                                          Title:

                                                                    Exhibit B to
                                                                Pledge Agreement

                          FORM OF ISSUER'S UNDERTAKING


                  The undersigned agrees that if an Event of Default shall occur under the Credit Agreement (as such term is defined in the Pledge Agreement) dated as of May 28, 1997 (said Pledge Agreement, as it may be amended, modified or supplemented from time to time, the "Pledge Agreement"), by V Band Corporation, a New York corporation (the "Pledgor") in favor of National Bank of Canada, New York Branch (the "Secured Party"), the undersigned shall, at the request of the Secured Party and at the sole expense of the undersigned, furnish to the Secured Party such statements, prospectuses, opinions of counsel and other documents as the Secured Party shall require to enable compliance with applicable state and federal securities or blue sky laws in connection with the public sale or other disposition of the Pledged Shares and to facilitate such public sale or disposition. The undersigned agrees that a breach of any of its obligations set forth in this undertaking will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and agrees that each and every covenant contained herein shall be specifically enforceable against the undersigned, and the undersigned hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants. The undertaking of the undersigned herein shall remain in full force and effect notwithstanding any amendment or modification of the Pledge Agreement, which amendment or modification may be made without notice to or the consent of the undersigned.

                                           [INSERT NAME OF ISSUER]


                                                By: _______________________
                                              Name:
                                             Title:

                               V BAND CORPORATION
                                 565 Taxter Road
                            Elmsford, New York 10523

                                  May 28, 1997
National Bank of Canada
125 West 55th Street
New York, New York 10019

                  Re:  Post-Closing Satisfaction of Certain Conditions
Gentlemen:
                  Reference is made to the Credit Agreement dated as of the date hereof between V Band Corporation and National Bank of Canada (the "Credit Agreement"). All capitalized terms which are defined in the Credit Agreement and are not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  We hereby request that you make Loans to us and issue Letters of Credit for our account under the Credit Agreement notwithstanding the fact that we have not delivered to you (i) the evidence required under Section
5.1(a)(viii)  (4) and (5) that our  patents,  trademarks,  copyrights  and other intellectual property (including the source code for all of our software) are owned by us and are not subject to any rights or interests of third parties, that your liens thereon have been duly perfected and that the source code has been delivered to an escrow agent acceptable to you under an escrow arrangement satisfactory to you (the "Intellectual Property Condition") and (ii) certificates representing the Pledged Stock as provided in Section 5.1(a)(ix) of the Credit Agreement, together with an opinion of counsel covering such pledge and the Pledged Stock (the "Stock Pledge Condition"). In order to induce you to make Loans to us and issue Letters of Credit for our account under the Credit Agreement, we hereby (a) undertake to satisfy the Intellectual Property Condition as soon as practicable but in any event no later than June 30, 1997, and the Stock Pledge Condition as soon as practicable but in any event no later than June 17, 1997, and (b) agree that failure to satisfy either Condition by the date specified for it above will constitute an additional Event of Default under the Credit Agreement.

                  We hereby acknowledge that, notwithstanding anything to the contrary contained in the Credit Agreement, until we satisfy the Intellectual Property Condition we will not have the right to request and you will have no obligation to make or issue Loans or Letters of Credit if, after giving effect thereto, the Exposure would exceed 85% of the aggregate amount of the Eligible Accounts at such time. We hereby acknowledge that Eligible Inventory will in no event be included in the Borrowing Base until we have satisfied the Intellectual Property Condition.

                                             Very truly yours,

                                             V BAND CORPORATION


                                        By: /s/Thomas E. Feil
                                            -----------------
                                      Name: Thomas E. Feil
                                     Title: Chairman and Chief Executive Officer
Accepted and Agreed:

NATIONAL BANK OF CANADA


   By: /s/Gaetan R. Frosina
       --------------------
 Name: Gaetan R. Frosina
Title: Vice President


   By: /s/Joseph A. Klapkowski
       -----------------------
 Name: Joseph A. Klapkowski
Title: Assistant Vice President